Exhibit 10.5

REAL ESTATE MATTERS AGREEMENT

This Real Estate Matters Agreement (this “Agreement”) is entered into on August 1, 2014 between Agilent Technologies, Inc., a Delaware corporation (“Agilent”), and Keysight Technologies, Inc., a Delaware corporation (“Keysight”).

R E C I T A L S:

WHEREAS, the board of directors of Agilent (the “Agilent Board”) has determined that it is in the best interests of Agilent and its shareholders to create a new publicly traded company that shall operate the Keysight Business;

WHEREAS, in furtherance of the foregoing, the Agilent Board has determined that it is appropriate and desirable to separate the Keysight Business from the Agilent Business (the “Separation”) and, following the Separation, make a distribution, on a pro rata basis, to holders of Agilent Shares on the Record Date of all the outstanding Keysight Shares owned by Agilent (the “Distribution”);

WHEREAS, in order to effectuate the Separation and Distribution, Agilent and Keysight have entered into a Separation and Distribution Agreement, dated as of August 1, 2014 (the “Separation Agreement”); and

WHEREAS, in addition to the matters addressed by the Separation Agreement, the parties desire to enter into this Agreement to set forth the terms and conditions of certain real estate matters.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1                                    Certain Definitions.  The following terms, as used herein, shall have the meanings stated below.  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Separation Agreement.

(a)                                 “Actual Completion Date” means, with respect to each Property, the date upon which completion of the transfer, assignment, lease or sublease of that Property actually takes place.

(b)                                 “Additional Properties” means any leased or owned properties acquired by Agilent after the date of the Separation Agreement and before the Operational Separation Date.

(c)                                  “Agilent’s Lease” means, in relation to each Property, the lease(s) or sublease(s) or license(s) under which Agilent or its applicable Subsidiary (except Keysight)

holds such Property and any other supplemental document completed prior to the Actual Completion Date.

(d)                                 “HP Environmental Matters Agreement” means, the Environmental Matters Agreement entered into on November 1, 1999, between Hewlett-Packard Company (“HP”) and Agilent.

(e)                                  “Keysight’s Lease” means, in relation to each Property, the lease(s) or sublease(s) or license(s) under which Keysight or its applicable Subsidiary holds such Property and any other supplemental document completed prior to the Actual Completion Date.

(f)                                   “Keysight Leased Properties” means those Properties identified as “Leased” and identified as a category “F” Property in the Owned and Leased Properties Spreadsheet.

(g)                                  “Keysight Owned Leaseback Properties” means those Properties identified as “Owned” and identified as a category “D” Property in the Owned and Leased Properties Spreadsheet.

(h)                                 “Keysight Owned Properties” means those Properties identified as “Owned” and identified as a category “E” Property in the Owned and Leased Properties Spreadsheet.

(i)                                     “Keysight Sublease Property” means each of those (a) Properties identified as “Leased” and identified as a category “H” Property in the Owned and Leased Properties Spreadsheet, with respect to part of which Keysight is to grant a sublease to Agilent and (b) those Properties identified as “Leased” and identified as a category “J” Property in the Owned and Leased Properties Spreadsheet, with respect to part of which Keysight is to grant a sublease to Agilent.

(j)                                    “Landlord” means the landlord under Agilent’s Lease or Keysight’s Lease, and its successors and assigns, and includes the holder of any other interest which is superior to the interest of the landlord under Agilent’s Lease or Keysight’s Lease.

(k)                                 “Lease Consents” means all consents, waivers or amendments required from the Landlord or other third parties under the Relevant Leases to assign the Relevant Leases to Keysight or Agilent, as applicable, or to sublease the Sublease Properties to Keysight or to sublease the Keysight Sublease Properties to Agilent or to sublease the Leaseback Properties to Agilent.

(l)                                     “Lease Form” means the form lease attached hereto as Schedule 4.

(m)                             “Leaseback Properties” means those Owned Properties identified as “Owned” and identified as a category “C” Property in the Owned and Leased Properties Spreadsheet, with respect to part of which Keysight is to grant a lease to Agilent.

(n)                                 “Leased Properties” means each of (a) those Properties identified as “Leased” and identified as a category “I” Property in the Owned and Leased Properties

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Spreadsheet and (b) those Properties identified as “Leased” and identified as a category “J” Property in the Owned and Leased Properties Spreadsheet.

(o)                                 “New Lease Properties” means those Properties identified as “Owned” and identified as a category “A” Property in the Owned and Leased Properties Spreadsheet.

(p)                                 “Owned and Leased Properties Spreadsheet” means the spreadsheet prepared by Agilent entitled “Owned & Leased Properties to be Transferred” dated August 1, 2014, as updated from time to time prior to the Operational Separation Date by mutual written agreement of the parties and attached hereto as Exhibit A.

(q)                                 “Owned Properties” means each of (a) those Properties identified as “Owned” and identified as a category “B” Property in the Owned and Leased Properties Spreadsheet and (b) those Properties identified as “Owned” and identified as a category “C” Property in the Owned and Leased Properties Spreadsheet.

(r)                                    “Property” means the Owned Properties, the Keysight Owned Properties, the Leased Properties, the Keysight Leased Properties, the Sublease Properties, the Keysight Sublease Properties, the New Lease Properties, the Leaseback Properties, the Keysight Owned Leaseback Properties and the Additional Properties.

(s)                                   “Real Estate Services” means any services relating to the occupation or use of a Property or the carrying out of either the Keysight Business or Agilent’s other businesses at a Property, including, without limitation, cleaning, garbage disposal, repair, maintenance, receptionist services, utilities, mail delivery, copying and facsimile services.

(t)                                    “Relevant Leases” means those of Agilent’s Leases or Keysight’s Leases with respect to which the Landlord’s consent is required for assignment or sublease to a third party or which prohibit assignments or subleases.

(u)                                 “Retained Parts” means each of those parts of: (i) the Owned Properties and the Leased Properties which, following transfer or assignment to Keysight, are intended to be leased or subleased to Agilent, (ii) the Sublease Properties, and the New Lease Properties which will not, and which are not intended to, be leased or subleased to Keysight in accordance with this Agreement, (iii) the Keysight Owned Properties and Keysight Leased Properties which, following transfer or assignment to Agilent, are intended to be leased or subleased to Keysight, and (iv) the Keysight Sublease Properties, which will not, and are not intended to, be leased or subleased to Agilent in accordance with this Agreement.

(v)                                 “Sublease Form” means the form sublease attached hereto as Schedule 3.

(w)                               “Sublease Property” means those Properties identified as “Leased” and identified as a category “K” Property in the Owned and Leased Properties Spreadsheet, with respect to part of which Agilent is to grant a sublease to Keysight.

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ARTICLE II

PROPERTY

Section 2.1                                    Owned Property.

(a)                                 Agilent shall convey or cause its applicable Subsidiary to convey each of the Owned Properties (together with all rights and easements appurtenant thereto) to Keysight or its applicable Subsidiary, subject to the other provisions of this Agreement and (to the extent not inconsistent with the provisions of this Agreement) the terms of the Separation Agreement and the other Transaction Documents related thereto. Such conveyance shall be completed on the Operational Separation Date.  In the event of any Owned Property that is an Agilent Schedule 2 Facility (as defined in the HP Environmental Matters Agreement), the terms set forth in the Separation Agreement with respect to the HP Environmental Matters Agreement shall apply.

(b)                                 Subject to the completion of the conveyance to Keysight or its applicable Subsidiary of the relevant Owned Property, with respect to each Owned Property which is a Leaseback Property, Keysight shall grant or cause its applicable Subsidiary to grant to Agilent or its applicable Subsidiary a lease of that part of the relevant Owned Property identified in the Owned and Leased Properties Spreadsheet and Agilent shall accept or cause its applicable Subsidiary to accept the same. Such lease shall be completed immediately following completion of the transfer of the relevant Owned Property to Keysight or its applicable Subsidiary.

Section 2.2                                    Keysight Owned Property

(a)                                 Keysight shall convey or cause its applicable Subsidiary to convey each of the Keysight Owned Properties (together with all rights and easements appurtenant thereto) to Agilent or its applicable Subsidiary, subject to the other provisions of this Agreement and (to the extent not inconsistent with the provisions of this Agreement) the terms of the Separation Agreement and the other Transaction Documents related thereto. Such conveyance shall be completed on the Operational Separation Date.

(b)                                 With respect to each Keysight Owned Leaseback Property, Keysight or its applicable Subsidiary shall grant to Agilent or its applicable Subsidiary a lease in accordance with Section 2.13, of that part of the relevant Keysight Owned Leaseback Property identified in the Owned and Leased Properties Spreadsheet and Agilent shall accept or cause its applicable Subsidiary to accept the same.

Section 2.3                                    Leased Property.

(a)                                 Agilent shall assign or cause its applicable Subsidiary to assign, and Keysight shall accept and assume or cause its applicable Subsidiary to accept and assume, Agilent’s or its Subsidiary’s interest in the Leased Properties, in accordance with Section 2.13 and subject to the other provisions of this Agreement and (to the extent not inconsistent with the provisions of this Agreement) the terms of the Separation Agreement and the other Transaction Documents. Such assignment shall be completed on the later of: (i) the Operational Separation Date; and (ii) the earlier of (A) the 10/th/ business day after the effective date of the relevant

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Lease Consent and (B) the date agreed upon by the parties in accordance with Section 2.12(a) below.

(b)                                 Subject to the completion of the assignment to Keysight or its applicable Subsidiary of the relevant Leased Property, with respect to each Leased Property which is also a Keysight Sublease Property, Keysight or its applicable Subsidiary shall grant to Agilent or its applicable Subsidiary a sublease in accordance with Section 2.13, of that part of the relevant Leased Property identified in the Owned and Leased Properties Spreadsheet and Agilent shall accept or cause its applicable Subsidiary to accept the same. Such sublease shall be completed immediately following completion of the transfer of the relevant Leased Property to Keysight or its applicable Subsidiary.

Section 2.4                                    Keysight Leased Property.

(a)                                 Keysight shall assign or cause its applicable Subsidiary to assign, and Agilent shall accept and assume or cause its applicable Subsidiary to accept and assume, Keysight’s or its Subsidiary’s interest in the Keysight Leased Properties, in accordance with Section 2.13 and subject to the other provisions of this Agreement and (to the extent not inconsistent with the provisions of this Agreement) the terms of the Separation Agreement and the other Transaction Documents. Such assignment shall be completed on the later of: (i) the Operational Separation Date; and (ii) the earlier of (A) the 10/th/ business day after the effective date of the relevant Lease Consent and (B) the date agreed upon by the parties in accordance with Section 2.12(a) below.

Section 2.5                                    Sublease Properties.  Agilent shall grant or cause its applicable Subsidiary to grant to Keysight or its applicable Subsidiary a sublease in accordance with Section 2.13, of that part of the relevant Sublease Property identified in the Owned and Leased Properties Spreadsheet and Keysight shall accept or cause its applicable Subsidiary to accept the same, subject to the other provisions of this Agreement and (to the extent not inconsistent with the provisions of this Agreement) the terms of the Separation Agreement and the other Transaction Documents. Such sublease shall be completed on the later of: (a) the Operational Separation Date; and (b) the earlier of (i) the 10/th/ business day after the effective date of the relevant Lease Consent and (ii) the date agreed upon by the parties in accordance with Section 2.12(a) below.

Section 2.6                                    Keysight Sublease Properties.  Keysight shall grant or cause its applicable Subsidiary to grant to Agilent or its applicable Subsidiary a sublease in accordance with Section 2.13, of that part of the relevant Keysight Sublease Property identified in the Owned and Leased Properties Spreadsheet and Agilent shall accept the same or cause its applicable Subsidiary to accept the same, subject to the other provisions of this Agreement and (to the extent not inconsistent with the provisions of this Agreement) the terms of the Separation Agreement and the other Transaction Documents. Such sublease shall be completed on the later of: (a) the Operational Separation Date; and (b) the earlier of (i) the 10/th/ business day after the effective date of the relevant Lease Consent and (ii) the date agreed upon by the parties in accordance with Section 2.12(a) below.

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Section 2.7                                    New Lease Properties.  Agilent shall grant or cause its applicable Subsidiary to grant to Keysight or its applicable Subsidiary a lease in accordance with Section 2.13, of those parts of the New Lease Properties identified in the Owned and Leased Properties Spreadsheet and Keysight shall accept or cause its applicable Subsidiary to accept the same, subject to the other provisions of this Agreement and (to the extent not inconsistent with the provisions of this Agreement) the terms of the Separation Agreement and the other Transaction Documents. Such lease shall be completed on the Operational Separation Date.

Section 2.8                                    Obtaining the Lease Consents for Leased Properties, Sublease Properties and Keysight Sublease Properties.  Without limiting the respective obligations of the parties under Section 2.5 of the Separation Agreement, the following will apply to certain third party consents that may be required hereunder:

(a)                                 Agilent confirms that, with respect to each Leased Property, Sublease Property and Keysight Sublease Property which is a Leased Property, an application has been made or will be made by the Operational Separation Date to the relevant Landlord for the Lease Consents required with respect to the transactions contemplated by this Agreement.

(b)                                 Agilent and Keysight will each use their reasonable commercial efforts to obtain the Lease Consents, but Agilent shall not be required to commence judicial proceedings for a declaration that a Lease Consent has been unreasonably withheld or delayed, nor shall Agilent be required to pay any consideration in excess of that required by the Relevant Lease or that which is typical in the open market to obtain the relevant Lease Consent.

(c)                                  Keysight and Agilent will each use their reasonable commercial efforts to promptly satisfy the lawful requirements of the Landlord, and Keysight will take all steps reasonably necessary to assist Agilent in obtaining the Lease Consents, including, without limitation:

(i)                                     if properly required by the Landlord, entering into an agreement with the relevant Landlord to observe and perform the tenant’s obligations contained in the Relevant Lease first accruing after the Operational Separation Date and throughout the remainder of the term of the Relevant Lease, subject to any statutory limitations of such liability;

(ii)                                  if properly required by the Landlord, providing a guarantee, surety or other security (including, without limitation, a security deposit) for the obligations of Keysight as tenant under the Relevant Lease, and otherwise taking all steps which are reasonably necessary and which Keysight is capable of doing to meet the lawful requirements of the Landlord so as to ensure that the Lease Consents are obtained.

Notwithstanding the foregoing, (1) except with respect to guarantees, sureties or other security referenced in Section 2.8(c)(ii) above, Keysight shall not be required to obtain a release of any obligation entered into by Agilent or its Subsidiary with any Landlord or other third party with respect to any Property and (2) Keysight shall not communicate directly with any of the Landlords unless Keysight can demonstrate to Agilent reasonable grounds for doing so.

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(d)                                 If, with respect to any Leased Properties, Agilent and Keysight are unable to obtain a release by the Landlord of any guarantee, surety or other security which Agilent or its Subsidiary has previously provided to the Landlord, Section 5.11 of the Separation Agreement shall apply.  Keysight shall indemnify, defend, protect and hold harmless Agilent and its Subsidiary in accordance with the Separation Agreement.

Notwithstanding the foregoing, in the event of any inconsistency between the provisions of this Section 2.8 and Section 2.5 of the Separation Agreement, the provisions of this Section 2.8 will apply to certain third party consents that may be required hereunder.

Section 2.9                                    Obtaining the Lease Consents for Keysight Leased Properties and Keysight Sublease Properties.  Without limiting the respective obligations of the parties under Section 2.5 of the Separation Agreement, the following will apply to certain third party consents that may be required hereunder:

(a)                                 Keysight confirms that, with respect to each Keysight Leased Property and Keysight Sublease Property, an application has been made or will be made by the Operational Separation Date to the relevant Landlord for the Lease Consents required with respect to the transactions contemplated by this Agreement.

(b)                                 Agilent and Keysight will each use their reasonable commercial efforts to obtain the Lease Consents, but Keysight shall not be required to commence judicial proceedings for a declaration that a Lease Consent has been unreasonably withheld or delayed, nor shall Keysight be required to pay any consideration in excess of that required by the Relevant Lease or that which is typical in the open market to obtain the relevant Lease Consent.

(c)                                  Keysight and Agilent will each use their reasonable commercial efforts to promptly satisfy the lawful requirements of the Landlord, and Agilent will take all steps reasonably necessary to assist Keysight in obtaining the Lease Consents, including, without limitation:

(i)                                     if properly required by the Landlord, entering into an agreement with the relevant Landlord to observe and perform the tenant’s obligations contained in the Relevant Lease first accruing after the Operational Separation Date and throughout the remainder of the term of the Relevant Lease, subject to any statutory limitations of such liability;

(ii)                                  if properly required by the Landlord, providing a guarantee, surety or other security (including, without limitation, a security deposit) for the obligations of Agilent as tenant under the Relevant Lease, and otherwise taking all steps which are reasonably necessary and which Agilent is capable of doing to meet the lawful requirements of the Landlord so as to ensure that the Lease Consents are obtained.

Notwithstanding the foregoing, (1) except with respect to guarantees, sureties or other security referenced in Section 2.9(c)(ii) above, Agilent shall not be required to obtain a release of any obligation entered into by Keysight or its Subsidiary with any Landlord or other third party with respect to any Property and (2) Agilent shall not communicate directly with any of the Landlords unless Agilent can demonstrate to Keysight reasonable grounds for doing so.

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(d)                                 If, with respect to any Leased Properties, Agilent and Keysight are unable to obtain a release by the Landlord of any guarantee, surety or other security which Keysight or its Subsidiary has previously provided to the Landlord, Section 5.11 of the Separation Agreement shall apply. Agilent shall indemnify, defend, protect and hold harmless Keysight and its Subsidiary in accordance with the Separation Agreement.

Notwithstanding the foregoing, in the event of any inconsistency between the provisions of this Section 2.9 and Section 2.5 of the Separation Agreement, the provisions of this Section 2.9 will apply to certain third party consents that may be required hereunder.

Section 2.10                             Occupation by Keysight.

(a)                                 Subject to compliance with Section 2.10(b) below, in the event that the Actual Completion Date for any Owned Property, Leased Property or Sublease Property does not occur on the Operational Separation Date, Keysight shall, commencing on the Operational Separation Date, be entitled to occupy and receive the rental income from the relevant Property (except to the extent that the same is a Retained Part) upon the terms and conditions contained in the Lease Form (as to Owned Properties), as a licensee upon the terms and conditions contained in Agilent’s Lease (as to Leased Properties) or upon the terms and conditions contained in the Sublease Form (as to Sublease Properties). Such license shall not be revocable prior to the date for completion as provided in Sections 2.3(a) and 2.5 unless an enforcement action or forfeiture by the relevant Landlord due to Keysight’s occupation of the Property constituting a breach of Agilent’s Lease cannot, in the reasonable opinion of Agilent, be avoided other than by requiring Keysight to immediately vacate the relevant Property, in which case Agilent may by notice to Keysight immediately require Keysight to vacate the relevant Property. Keysight will be responsible for all reasonable costs, expenses and liabilities incurred by Agilent or its applicable Subsidiary as a consequence of such occupation, except for any losses, claims, costs, demands and liabilities incurred by Agilent or its Subsidiary as a result of any enforcement action taken by the Landlord against Agilent or its Subsidiary with respect to any breach by Agilent or its Subsidiary of the Relevant Lease in permitting Keysight to so occupy the Property without obtaining the required Lease Consent, for which Agilent or its Subsidiary shall be solely responsible. Keysight shall not be entitled to make any claim or demand against, or obtain reimbursement from, Agilent or its applicable Subsidiary with respect to any costs, losses, claims, liabilities or damages incurred by Keysight as a consequence of being obliged to vacate the Property or in obtaining alternative premises, including, without limitation, any enforcement action which a Landlord may take against Keysight.

(b)                                 In the event that the Actual Completion Date for any Owned Property, Leased Property or Sublease Property does not occur on the Operational Separation Date, whether or not Keysight occupies a Property as licensee as provided in Section 2.10(a) above, Keysight shall, effective as of the Operational Separation Date, (i) pay Agilent all rents, service charges, insurance premiums and other sums payable by Agilent or its applicable Subsidiary under any Relevant Lease (as to Leased Properties), under the Lease Form (as to the Owned Properties) or under the Sublease Form (as to Sublease Properties), (ii) observe the tenant’s covenants, obligations and conditions contained in Agilent’s Lease (as to Leased Properties) or in the Sublease Form (as to Sublease Properties) and (iii) indemnify, defend, protect and hold harmless Agilent and its applicable Subsidiary in accordance with the Separation Agreement.

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(c)                                  Agilent shall supply promptly to Keysight copies of all invoices, demands, notices and other communications received by Agilent or its applicable Subsidiaries or agents in connection with any of the matters for which Keysight may be liable to make any payment or perform any obligation pursuant to Section 2.10(b), and shall, at Keysight’s cost, take any steps and pass on any objections which Keysight may have in connection with any such matters. Keysight shall promptly supply to Agilent any notices, demands, invoices and other communications received by Keysight or its agents from any Landlord while Keysight occupies any Property without the relevant Lease Consent.

Section 2.11                             Occupation by Agilent

(a)                                 Subject to compliance with Section 2.11(b) below, in the event that the Actual Completion Date for any Keysight Owned Property, Keysight Leased Property or Keysight Sublease Property does not occur on the Operational Separation Date, Agilent shall, commencing on the Operational Separation Date, be entitled to occupy and receive the rental income from the relevant Property (except to the extent that the same is a Retained Part) upon the terms and conditions contained in the Lease Form (as to Keysight Owned Properties), as a licensee upon the terms and conditions contained in Keysight’s Lease (as to Keysight Leased Properties) or upon the terms and conditions contained in the Sublease Form (as to Keysight Sublease Properties). Such license shall not be revocable prior to the date for completion as provided in Sections 2.4(a) and 2.6 unless an enforcement action or forfeiture by the relevant Landlord due to Agilent’s occupation of the Property constituting a breach of Keysight’s Lease cannot, in the reasonable opinion of Keysight, be avoided other than by requiring Agilent to immediately vacate the relevant Property, in which case Keysight may by notice to Agilent immediately require Agilent to vacate the relevant Property. Agilent will be responsible for all reasonable costs, expenses and liabilities incurred by Keysight or its applicable Subsidiary as a consequence of such occupation, except for any losses, claims, costs, demands and liabilities incurred by Keysight or its Subsidiary as a result of any enforcement action taken by the Landlord against Keysight or its Subsidiary with respect to any breach by Keysight or its Subsidiary of the Relevant Lease in permitting Agilent to so occupy the Property without obtaining the required Lease Consent, for which Keysight or its Subsidiary shall be solely responsible. Agilent shall not be entitled to make any claim or demand against, or obtain reimbursement from, Keysight or its applicable Subsidiary with respect to any costs, losses, claims, liabilities or damages incurred by Agilent as a consequence of being obliged to vacate the Property or in obtaining alternative premises, including, without limitation, any enforcement action which a Landlord may take against Agilent.

(b)                                 In the event that the Actual Completion Date for any Keysight Owned Property, Keysight Leased Property or Keysight Sublease Property does not occur on the Operational Separation Date, whether or not Agilent occupies a Property as licensee as provided in Section 2.11(a) above, Agilent shall, effective as of the Operational Separation Date, (i) pay Keysight all rents, service charges, insurance premiums and other sums payable by Keysight or its applicable Subsidiary under any Relevant Lease (as to Keysight Leased Properties), under the Lease Form (as to the Keysight Owned Properties) or under the Sublease Form (as to Keysight Sublease Properties), (ii) observe the tenant’s covenants, obligations and conditions contained in Keysight’s Lease (as to Keysight Leased Properties) or in the Sublease Form (as to Keysight

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Sublease Properties) and (iii) indemnify, defend, protect and hold harmless Keysight and its applicable Subsidiary in accordance with the Separation Agreement.

(c)                                  Keysight shall supply promptly to Agilent copies of all invoices, demands, notices and other communications received by Keysight or its applicable Subsidiaries or agents in connection with any of the matters for which Agilent may be liable to make any payment or perform any obligation pursuant to Section 2.11(b), and shall, at Agilent’s cost, take any steps and pass on any objections which Agilent may have in connection with any such matters. Agilent shall promptly supply to Keysight any notices, demands, invoices and other communications received by Agilent or its agents from any Landlord while Agilent occupies any Property without the relevant Lease Consent.

Section 2.12                             Obligation to Complete.

(a)                                 If, with respect to any Leased Property, Keysight Leased Property, Sublease Property or Keysight Sublease Property, at any time the relevant Lease Consent is formally and unconditionally refused in writing, Agilent and Keysight shall commence good faith negotiations and use commercially reasonable efforts to determine how to allocate the applicable Property, based on the relative importance of the applicable Property to the operations of each party, the size of the applicable Property, the value of assets associated with each business and cost to relocate, the number of employees of each party at the applicable Property and the potential risk and liability to each party in the event an enforcement action is brought by the applicable Landlord. Such commercially reasonable efforts shall include consideration of alternate structures to accommodate the needs of both parties and the allocation of the costs thereof, including entering into amendments of the size, term or other terms of the Relevant Lease, restructuring a proposed lease assignment to be a sublease and relocating one party. If the parties are unable to agree upon an allocation of the Property within 15 days after commencement of negotiations between the parties as described above, then either party may, by delivering written notice to the other, require that the matter be referred to the Chief Financial Officers of both parties. In such event, the Chief Financial Officers shall use commercially reasonable efforts to determine the allocation of the Property, including having a meeting or telephone conference within 10 days thereafter. If the parties are unable to agree upon the allocation of an applicable Property within 15 days after the matter is referred to the Chief Financial Officers of the parties as described above, the disposition of the applicable Property and the risks associated therewith shall be allocated between the parties as set forth in subparts (b) and (c) of this section below.

(b)                                 If, with respect to any Leased Property, the parties are unable to agree upon the allocation of a Property as set forth in Section 2.12(a), Agilent may by written notice to Keysight elect to apply to the relevant Landlord for consent to sublease all of the relevant Property to Keysight for the remainder of the Relevant Lease term less three days at a rent equal to the rent from time to time under the Relevant Lease, but otherwise on substantially the same terms and conditions as the Relevant Lease. If Agilent makes such an election, until such time as the relevant Lease Consent is obtained and a sublease is completed, the provisions of Section 2.10 will apply and, on the grant of the Lease Consent required to sublease the Leased Property in question, Agilent shall sublease or cause its applicable Subsidiary to sublease to Keysight the relevant Property in accordance with Section 2.5.

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(c)                                  If the parties are unable to agree upon the allocation of a Property as set forth in Section 2.12(a) and Agilent does not make an election pursuant to Section 2.12(b) above, Agilent may elect by written notice to Keysight to require Keysight to vacate the relevant Property immediately or by such other date as may be specified in the notice served by Agilent (the “Notice Date”), in which case Keysight shall vacate the relevant Property on the Notice Date but shall indemnify Agilent and its applicable Subsidiary from and against all reasonable costs, claims, losses, liabilities and damages in relation to the relevant Property arising from and including the Operational Separation Date to and including the later of the Notice Date and date on which Keysight vacates the relevant Property in accordance with and pursuant to the Separation Agreement.

(d)                                 If, with respect to any Keysight Leased Property, the parties are unable to agree upon the allocation of a Property as set forth in Section 2.12(a), Keysight may by written notice to Agilent elect to apply to the relevant Landlord for consent to sublease all of the relevant Property to Agilent for the remainder of the Relevant Lease term less three days at a rent equal to the rent from time to time under the Relevant Lease, but otherwise on substantially the same terms and conditions as the Relevant Lease. If Keysight makes such an election, until such time as the relevant Lease Consent is obtained and a sublease is completed, the provisions of Section 2.11 will apply and, on the grant of the Lease Consent required to sublease the Keysight Leased Property in question, Keysight shall sublease or cause its applicable Subsidiary to sublease to Agilent the relevant Property in accordance with Section 2.6.

(e)                                  If the parties are unable to agree upon the allocation of a Property as set forth in Section 2.12(a) and Keysight does not make an election pursuant to Section 2.12(d) above, Keysight may elect by written notice to Agilent to require Agilent to vacate the relevant Property immediately or by such other date as may be specified in the notice served by Keysight (the “Keysight Notice Date”), in which case Agilent shall vacate the relevant Property on the Keysight Notice Date but shall indemnify Keysight and its applicable Subsidiary from and against all reasonable costs, claims, losses, liabilities and damages in relation to the relevant Property arising from and including the Operational Separation Date to and including the later of the Keysight Notice Date and date on which Agilent vacates the relevant Property in accordance with and pursuant to the Separation Agreement.

Section 2.13                             Form of Transfer.

(a)                                 The transfer or assignment to Keysight of each relevant Owned Property and Leased Property shall be in substantially the form attached in Schedule 1 or 2, as applicable, with such amendments as are reasonably required by Agilent with respect to a particular Property, including, without limitation, in all cases where a relevant Landlord has required a guarantor or surety to guarantee the obligations of Keysight contained in the relevant Lease Consent or any other document which Keysight is required to complete, the giving of such guarantee by a guarantor or surety, and the giving by Keysight and any guarantor or surety of Keysight’s obligations of direct obligations to Agilent or third parties where required under the terms of any of the Lease Consent or any covenant, condition, restriction, easement, lease or other encumbrance to which the Property is subject.  The transfer or assignment to Agilent of each relevant Keysight Owned Property and Keysight Leased Property shall be in substantially the form attached in Schedule 1 or 2, as applicable, with such amendments as are reasonably

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required by Keysight with respect to a particular Property, including, without limitation, in all cases where a relevant Landlord has required a guarantor or surety to guarantee the obligations of Agilent contained in the relevant Lease Consent or any other document which Agilent is required to complete, the giving of such guarantee by a guarantor or surety, and the giving by Agilent and any guarantor or surety of Agilent’s obligations of direct obligations to Keysight or third parties where required under the terms of any of the Lease Consent or any covenant, condition, restriction, easement, lease or other encumbrance to which the Property is subject.

(b)                                 The subleases to be granted to Keysight with respect to the Sublease Properties shall be substantially in the form of the Sublease Form and shall include such amendments which in the reasonable opinion of Agilent are necessary with respect to a particular Property or the relevant Lease Consent. Such amendments shall be submitted to Keysight for approval, which approval shall not be unreasonably withheld or delayed.  The subleases to be granted to Agilent with respect to the Keysight Sublease Properties shall be substantially in the form of the Sublease Form and shall include such amendments which in the reasonable opinion of Keysight are necessary with respect to a particular Property or the relevant Lease Consent. Such amendments shall be submitted to Agilent for approval, which approval shall not be unreasonably withheld or delayed.

(c)                                  The leases and subleases to be granted by Keysight to Agilent with respect to the Leaseback Properties and Keysight Owned Leaseback Properties shall be substantially in the form of the Lease Form or the Sublease Form, as applicable, with such amendments as are, in the reasonable opinion of Agilent, necessary with respect to a particular Property. Such amendments shall be submitted to Keysight for approval, which approval shall not be unreasonably withheld.

(d)                                 The leases to be granted to Keysight with respect to the New Lease Properties shall be substantially in the form of the Lease Form and shall include such amendments which in the reasonable opinion of Agilent are necessary with respect to a particular Property. Such amendments shall be submitted to Keysight for approval, which approval shall not be unreasonably withheld or delayed.

Section 2.14                             Casualty; Lease Termination.  The parties hereto shall grant and accept transfers, assignments, leases or subleases of the Properties as described in this Agreement, regardless of any casualty damage or other change in the condition of the Properties. In addition, subject to any covenants or indemnifications by Agilent pursuant to the Separation Agreement, in the event that Agilent’s Lease with respect to a Leased Property or a Sublease Property is terminated prior to the Operational Separation Date, (a) Agilent shall not be required to assign or sublease such Property, (b) Keysight shall not be required to accept an assignment or sublease of such Property and (c) neither party shall have any further liability with respect to such Property hereunder.  In addition, subject to any covenants or indemnifications by Keysight pursuant to the Separation Agreement, in the event that Keysight’s Lease with respect to a Keysight Leased Property or a Keysight Sublease Property is terminated prior to the Operational Separation Date, (a) Keysight shall not be required to assign or sublease such Property, (b) Agilent shall not be required to accept an assignment or sublease of such Property and (c) neither party shall have any further liability with respect to such Property hereunder.

12

Section 2.15                             Fixtures and Fittings.  The provisions of the Separation Agreement and the other Transaction Documents shall apply to any office equipment, trade fixtures, furnishings and any other personal property located at each Property (excluding any office equipment, trade fixtures, furnishings and any other personal property owned by third parties).

Section 2.16                             Services.

(a)                                 With respect to any Real Estate Services not included in the Transition Services Agreement, Agilent and Keysight each agree that each sublease, lease, or assignment shall include an appendix whereby each party shall agree to supply to, or perform for the benefit of, the other party (and the other party shall accept) such Real Estate Services as each party currently supplies to or performs for the benefit of the other with respect to such Properties, on the same terms and conditions as currently apply, and at the cost and other terms as agreed upon by the parties.

Section 2.17                             Adjustments.

(a)                                 Agilent and Keysight each acknowledge and agree that Additional Properties may be acquired by Agilent prior to the Operational Separation Date. Such Additional Properties shall be treated hereunder as Owned Properties, Leased Properties, Sublease Properties, New Lease Properties and/or Leaseback Properties by mutual agreement of the parties based on whether the Additional Property was acquired by or for the Keysight Business or Agilent’s other businesses. In the event that the parties are unable to agree by the Operational Separation Date as to how any Additional Property is to be treated, the matter shall be determined in accordance with the procedure set forth in Section 2.12(a) above. In the event that the parties are unable to agree within 10 business days of the Operational Separation Date as to the allocation of an Additional Property, the matter in dispute shall be determined in accordance with the following guidelines:

(i)                                     Properties which are occupied as to fifty percent (50%) or more of the total area for the purposes of the Keysight Business shall be treated as Owned Properties or Leased Properties (as appropriate) and the part which is not occupied by the Keysight Business or a third party shall be treated as a Leaseback Property; and

(ii)                                  Properties which are occupied as to less than fifty percent (50%) for the purposes of the Keysight Business shall be treated as Sublease Properties or New Lease Properties (as appropriate).

(b)                                 Following agreement or determination with respect to the Additional Properties, the parties shall enter into and complete all such documents as may be required to give effect to such agreement or determination.

(c)                                  Agilent and Keysight each acknowledge and agree that their respective requirements with regard to each of the Properties may alter between the date of this Agreement and the Operational Separation Date, in which case the parties may mutually agree in writing to re-characterize the relevant Property as an Owned Property, Keysight Owned Property, Leased Property, Keysight Leased Property, Sublease Property, Keysight Sublease Property, New Lease Property, Leaseback Property and/or Keysight Leaseback Property as appropriate.

13

Section 2.18                             Costs.  Agilent shall pay all reasonable costs and expenses incurred in connection with obtaining the Lease Consents, including, without limitation, Landlord’s consent fees and attorneys’ fees and any costs and expenses relating to re-negotiation of Agilent’s Leases and Keysight’s Leases. Agilent shall also pay all reasonable costs and expenses in connection with the transfer of the Owned Properties, Keysight Owned Properties, Leased Properties and Keysight Leased Properties, including title insurance premiums, escrow fees, recording fees, and any transfer taxes arising as a result of the transfers.

Section 2.19                             ROFR.

(a)                                 Grant of Right of First Refusal.  If at any time during the five years following the Operational Separation Date Keysight desires to accept an offer from any bona fide third party (an “Offer”) to purchase any of the Owned Properties (the “ROFR Property”), Keysight shall notify Agilent of such offer, in writing, which notification (the “Notice”) shall set forth the material terms and conditions of the Offer. Agilent shall have 30 days from the receipt of the Notice in which to elect to purchase the ROFR Property, on the same terms and conditions as those contained in the Offer, except that the purchase price for the ROFR Property if Agilent elects to purchase the ROFR Property will be the lesser of (i) the purchase price set forth in the Offer or (ii) the allocated value of the ROFR Property as of the Operational Separation Date.  Such election shall be made by written notice to Keysight (the “Election Notice”), and within 30 days thereafter the parties shall enter into a formal contract for a sale of the ROFR Property containing all terms and conditions of the Offer made to Keysight, except as the parties may otherwise mutually agree.  In the event that Agilent shall fail to give the Election Notice to Keysight within 30 days from the receipt of Notice, or if Agilent fails to enter into a contract for sale as provided herein, then Keysight shall have the right to accept the Offer, but shall not accept any Offer at a price that is less than ninety five percent (95%) of the price contained in the Offer or on terms materially more favorable to the third party purchaser than that contained in the Offer, without again granting Agilent the right to purchase the ROFR Property as aforesaid.  The right of first refusal set forth in this Section 2.14 (the “ROFR”) shall not apply to the transfer of (i) that certain Owned Property located at 815 SW 14th Street, Loveland, Colorado, (ii) that certain Keysight Owned Leaseback Property located at Beyan Lepas Free Industrial Zone, 11900 Bayan Lepas, Penang, Malaysia (the “Penang Site”), and (iii) any Owned Properties to any Affiliate of Keysight, the sale by Keysight or all or substantially all of its assets, or any merger,  consolidation or reorganization of Keysight into or with another entity.

(b)                                 ROFR Closing.  If Agilent exercises the ROFR pursuant to Section 2.14(a), then Keysight shall sell, and Agilent shall purchase, all of Keysight’s right, title and interest in and to the ROFR Property for the purchase price as set forth in the purchase contract executed by Keysight and Agilent.  The purchase of Keysight’s interest in the ROFR Property shall be consummated through an escrow established at a national title insurance company selected by Keysight on the closing date.  Keysight and Agilent shall deliver and execute such reasonable and customary documents as may be required by the title company to consummate the sale of the ROFR Property to Agilent.

(c)                                  AS IS.  Agilent does hereby acknowledge, represent, warrant and agree, to and with Keysight, that in the event Agilent delivers an Election Notice in accordance herewith and the purchase of the ROFR Property closes pursuant to Section 2.14(b), Agilent shall

14

purchase the ROFR Property in an “AS IS”, “WHERE IS” condition as of the date of the closing, subject to all facts, circumstances, conditions and defects.

Section 2.20                             Individual Agreements. With respect to each Property listed in the Owned and Leased Properties Spreadsheet, as well as any additional properties acquired by Agilent or a Subsidiary prior to the Operational Separation Date, any transfers, assignments, leases, subleases or leasebacks in connection with such properties shall, so far as the law in the jurisdiction in which such property is located permits, be on terms and conditions substantially the same as the terms and conditions of this Agreement.  In the event of a conflict between the terms of this Agreement and the terms of such individual agreements, the terms of the individual agreements shall prevail.

Section 2.21                             Penang Site.  With respect to the Penang Site for a period of 120 months following the Operational Separation Date, Agilent shall have the right, exercisable by Agilent with 30 days written notice to Keysight, to lease a portion of such land not to exceed 290,000 square feet.  Furthermore, Agilent and Keysight shall each have the right, but not the obligation, during the lease term to construct at its sole cost an additional building and/or parking structure on the Penang Site.  Agilent and Keysight will use reasonable commercial efforts to enter into or cause their applicable Subsidiaries to enter into a separate agreement in a form reasonably acceptable to the parties with respect to the foregoing rights, the (“Penang Site Agreement”).  In the event of any conflict between the Penang Site Agreement and the terms of this Section 2.21, the Penang Site Agreement shall control.

Section 2.22                             Beijing Site.  With respect to the Zhongguancun Electronic City Land Parcel B2-3 located at Agilent Technologies Research and Development Center, West District of Wangjing Electronic City, Chaoyang District, Beijing City, China (the “Beijing Site”) for a period of 120 months following June 27, 2014, Keysight Technologies (China) Co., Ltd. (“Keysight (China)”) shall have the right, but not the obligation, to construct additional buildings and/or parking structures (collectively, the “Phase II Buildings”) on the Beijing Site in accordance with that certain Framework Agreement in respect of Phase II Development of Zhongguancun Electronic City Land Parcel B2-3 between Keysight (China) and Agilent Technologies (China) Co., Ltd. (“Agilent (China)”), dated June 27, 2014 (the “Beijing Framework Agreement”).  Agilent (China) shall provide financing to Keysight (China) for the development and construction of the Phase II Buildings (the “Construction Financing”).  In accordance with the Beijing Framework Agreement, following the completion of the Phase II Buildings, Agilent (China) may elect to (i) lease the Phase II Buildings from Keysight (China) for a total rental not to exceed the amount of the Construction Financing and term no less than 20 years with the right to renew for 20 years upon the expiration of each lease term or renewed lease term; (ii) purchase the Phase II Buildings from Keysight (China) for an amount not to exceed the amount of the Construction Financing; or (iii) adopt another practicable scheme in connection with the ownership and/or use of the Phase II Buildings mutually agreed upon by Agilent (China) and Keysight (China).

15

ARTICLE III

MISCELLANEOUS

Section 3.1                                    Entire Agreement.  This Agreement, the Separation Agreement, the other Transaction Documents and the Exhibits and Schedules referenced or attached hereto and thereto, constitutes the entire agreement between the parties with respect to the subject matter hereof and shall supersede all prior written and oral and all contemporaneous oral agreements and understandings with respect to the subject matter hereof.

Section 3.2                                    Dispute Resolution.  Any dispute, controversy or claim arising out of or relating to this Agreement shall be resolved in accordance with Article VII of the Separation Agreement.

Section 3.3                                    Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware as to all matters regardless of the laws that might otherwise govern under principles of conflicts of laws applicable thereto. Notwithstanding the foregoing, the applicable Property transfers shall be performed in accordance with the laws of the state in which the applicable Property is located.

Section 3.4                                    Notices.  Any notice, demand, offer, request or other communication required or permitted to be given by either party pursuant to the terms of this Agreement shall be in writing and shall be deemed effectively given the earlier of (i) when received, (ii) when delivered personally, (iii) one business day after being delivered by facsimile (with receipt of appropriate confirmation), (iv) one business day after being deposited with an overnight courier service or (v) four days after being deposited in the U.S. mail, First Class with postage prepaid, and addressed to the attention of the party’s General Counsel at the address of its principal executive office or such other address as a party may request by notifying the other in writing.

Section 3.5                                    Parties in Interest.  This Agreement, including the Schedules and Exhibits hereto, and the other documents referred to herein, shall be binding upon and inure solely to the benefit of each party hereto and their legal representatives and successors, and nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

Section 3.6                                    Counterparts.  This Agreement, including the Schedules and Exhibits hereto, and the other documents referred to herein, may be executed in counterparts, each of which shall be deemed to be an original but all of which shall constitute one and the same agreement.

Section 3.7                                    Binding Effect; Assignment.  This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective legal representatives and successors. This Agreement may not be assigned by any party hereto. The Schedules and/or Exhibits attached hereto or referred to herein are an integral part of this Agreement and are hereby incorporated into this Agreement and made a part hereof as if set forth in full herein.

Section 3.8                                    Severability.  If any term or other provision of this Agreement or the Schedules or Exhibits attached hereto is invalid, illegal or incapable of being enforced by any

16

rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the fullest extent possible.

Section 3.9                                    Failure or Indulgence Not Waiver.  No failure or delay on the part of any party hereto in the exercise of right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or of any other right.

Section 3.10                             Amendment.  No change or amendment will be made to this Agreement except by an instrument in writing signed on behalf of each of the parties to such agreement.

Section 3.11                             Authority.  Each of the parties hereto represents to the other that (a) it has the corporate or other requisite power and authority to execute, deliver and perform this Agreement, (b) the execution, delivery and performance of this Agreement by it have been duly authorized by all necessary corporate or other action, (c) it has duly and validly executed and delivered this Agreement, and (d) this Agreement is a legal, valid and binding obligation, enforceable against it in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and general equity principles.

Section 3.12                             Interpretation.  The headings contained in this Agreement, in any Exhibit or Schedule hereto and in the table or contents to this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Any capitalized term used in any Schedule or Exhibit but not otherwise defined therein, shall have the meaning assigned to such term in this Agreement. When a reference is made in this Agreement to an Article or a Section, Exhibit or Schedule, such reference shall be to an Article or Section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated.

[The remainder of this page is intentionally left blank.]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Real Estate Matters Agreement to be executed on its behalf by its officers thereunto duly authorized on the day and year first above written.

Agilent Technologies, Inc., a Delaware corporation

By:	/s/ Shiela Barr Robertson
Name: Shiela Barr Robertson
Title: Senior Vice President, Corporate Development and Strategy

Keysight Technologies, Inc., a Delaware corporation

By:	/s/ Ronald S. Nersesian
Name: Ronald S. Nersesian
Title: President and Chief Executive Officer

Signature Page to Real Matters Agreement

EXHIBIT A

OWNED & LEASED PROPERTIES TO BE TRANSFERRED

Region	Country	Site Name	Co-located	Sq Ft subleased	Site ID 6 digits	Building ID 5 digits
Owned by Agilent with sub-lease to Keysight
Americas	United States	US-CA-Santa Clara HQ	Yes	166,429	240035	00050
Asia Pacific	India	India-Manesar Campus	Yes	187,709	010595	10596
Asia Pacific	Singapore	Singapore	Yes	61,040	245010	05809
Asia Pacific	Australia	Australia-Mulgrave	Yes	8,383	011285	11286
Conveyance from Agilent to Keysight
Americas	United States	US-CA-Santa Rosa Campus	No	—	240045	00294
Conveyance from Agilent to Keysight with leaseback to Agilent
Americas	United States	US-CO-Colorado Springs	Yes	69,471	241004	00203
Americas	United States	US-CO-Loveland	Yes	25,444	241011	00185
Asia Pacific	Japan	Japan-Hachioji	Yes	92,902	245005	00364
Asia Pacific	Taiwan	Taiwan-Chungli	Yes	25,187	000356	00829
Transferred by Agilent to Keysight as a result of Keysight retaining existing legal entity with leaseback to Agilent
Asia Pacific	China	China-Beijing Campus	Yes	56,274	010362	10363
Asia Pacific	China	China-Chengdu Campus	Yes	44,466	010593	10594
Asia Pacific	Malaysia	Malaysia-Penang	Yes	194,446	245007	01003
Transferred by Agilent to Keysight as a result of Keysight retaining existing legal entity
Europe	United Kingdom	S. Queensferry, UK Land	No		244006	00548
Conveyance from Keysight to Agilent as a result of Keysight retaining existing legal entity
Europe	United Kingdom	UK-Church Stretton	No	—	010944	10945
Leases assigned from Keysight to Agilent as a result of Keysight keeping existing legal entity
Europe	United Kingdom	UK-Bracknell-Venture House-Agilent	No	—	010423	10424
Europe	United Kingdom	UK-Cheadle	No	—	000460	05762
Europe	United Kingdom	UK-Craven Arms	No	—	010942	10943
Europe	United Kingdom	UK-Yarnton	No	—	010950	10951
Europe	United Kingdom	UK-Upper Heyford	No	—	011342	11343
Keysight leases where no assignment required
Americas	Brazil	Brazil-Sao Paulo-Castelo Branco-Keysight	No	—	011102	11103
Asia Pacific	China	China-Guangzhou-Keysight	No	—	011604	11634
Asia Pacific	China	China-Shanghai-Citic Plaza	No	—	011491	11492
Asia Pacific	China	China-Shenzhen-Duty Free Bldg	No	—	010520	10521
Asia Pacific	China	China-Wuhan-Keysight	No	—	010434	10435
Asia Pacific	India	India-Hyderabad	No	—	010417	10418
Asia Pacific	India	India-New Delhi	No	—	010955	10956
Asia Pacific	India	India-Bangalore Tech Center-Keysight	No	—	010411	10412
Asia Pacific	India	India-Chennai-Keysight	No	—	010678	10679
Asia Pacific	India	India-Mumbai-Keysight	No	—	000822	10266
Asia Pacific	Taiwan	Taiwan-Kao Hsiung	No	—	000357	10192
Asia Pacific	Taiwan	Taiwan-Taipei	No	—	000354	00430
Europe	Israel	Israel - Haifa	No		085033	08048
Europe	Italy	Italy-Milan-Fiorita-Keysight	No		300084	04BF4
Europe	Netherlands	Netherlands-Amstelveen-New site	No	—	010368	10369
Europe	United Kingdom	UK-Winnersh 710	No	—	010421	10422
Europe	United Kingdom	UK-Winnersh 610	No	—	010423	10424
Keysight leases where no assignment required - with sublease to Agilent (reverse spin)
Europe	Israel	Israel-Azorim Park	Yes	3,029	085144	05993
Europe	United Kingdom	UK-Edinburgh	Yes	11,317	010912	10913
Leases assigned from Agilent to Keysight
Americas	Brazil	Brazil-Manaus	No	—	010872	10873
Americas	Canada	Canada-Calgary-Freeport-Keysight	No	—	010632	10633
Americas	Canada	Canada-Mississauga-Keysight	No	—	010826	10827
Americas	Canada	Canada-Ottawa-Terry Fox Drive	No	—	011391	11392
Americas	Canada	Canada-St Laurent Quebec-Keysight	No	—	000473	00550
Americas	Mexico	Mexico-Guadalajara	No	—	247050	05833
Americas	Mexico	Mexico-Reynosa	No	—	010874	10875
Americas	United States	Americas-Micro Offices	No	—	010906	10907
Americas	United States	US-AZ-Chandler	No	—	010267	10331
Americas	United States	US-CA-Anaheim	No	—	000206	05736
Americas	United States	US-CA-El Segundo	No	—	000954	03441
Americas	United States	US-CA-Irvine	No	—	010870	10871
Americas	United States	US-CA-Pleasanton-Regus	No	—	011104	11105
Americas	United States	US-CA-Roseville-RL	No	—	085049	05711
Americas	United States	US-CA-San Diego	No	—	010623	10624
Americas	United States	US-CA-Westlake Village	No	—	085100	05984
Americas	United States	US-DC-Washington DC-Keysight	No	—	010614	10615
Americas	United States	US-FL-Boca Raton	No	—	085193	10372
Americas	United States	US-FL-Orlando	No	—	000150	10320
Americas	United States	US-IL-Arlington Heights	No	—	010292	10293
Americas	United States	US-IL-Schaumburg	No	—	300074	05620
Americas	United States	US-MA-Andover	No	—	000009	05874
Americas	United States	US-MA-Chelmsford	No	—	010298	10299
Americas	United States	US-MD-Columbia	No	—	000199	05724
Americas	United States	US-NC-Apex-Cary VOSCAL-Keysight	No	—	011706	11707
Americas	United States	US-NJ-Budd Lake	No	—	085161	06015
Americas	United States	US-NY-Cold Spring	No	—	000037	10313
Americas	United States	US-OH-Mentor	No	—	085168	06060
Americas	United States	US-OR-Lake Oswego	No	—	010915	10916
Americas	United States	US-PA-Bethlehem	No	—	085072	10344
Americas	United States	US-PA-Philadelphia-Keysight	No	—	243011	01025
Americas	United States	US-TX-Austin	No	—	001174	10310
Americas	United States	US-TX-Richardson	No	—	010653	10654
Americas	United States	US-WA-Everett	No	—	085163	06070
Asia Pacific	China	China-Nanjing-Regus-Keysight	No	—	011700	11701
Asia Pacific	China	China-Shanghai-Headquarters	No	—	011300	11301
Asia Pacific	China	China-Shanghai-MSD	No	—	011690	11693
Asia Pacific	China	China-Shenzhen-SSU	No	—	010935	10936
Asia Pacific	China	China-Suzhou	No	—	010303	10304
Asia Pacific	China	China-Suzhou-SSU Warehouse	No	—	011356	11357
Asia Pacific	Japan	Japan-Kobe	No	—	011134	11135
Asia Pacific	Japan	Japan-Nagoya-Keysight	No	—	000627	00736
Asia Pacific	Japan	Japan-Osaka-Keysight	No	—	000301	05972
Asia Pacific	Japan	Japan-Shinjuku-Keysight	No	—	000300	00382
Asia Pacific	Japan	Japan-Yokohama	No	—	085139	05977
Asia Pacific	South Korea	South Korea-Daejon-Keysight	No	—	010526	10527
Asia Pacific	South Korea	South Korea-Gumi	No	—	011360	11361
Asia Pacific	South Korea	South Korea-Seoul	No	—	085046	05704
Asia Pacific	South Korea	South Korea-Taegu City	No	—	000361	00436
Asia Pacific	Taiwan	Taiwan-Taipei BID	No	—	010518	10519
Europe	Austria	Austria-Vienna-Keysight	No	—
Europe	Austria	Europe-Micro Offices	No	—	011485	11486
Europe	Austria	Europe-Micro Offices	No	—	011485	11682
Europe	Belgium	Belgium-Gent	No	—	085027	10286
Europe	Denmark	Denmark-Aalborg	No	—	010694	10695
Europe	Finland	Finland-Oulu	No	—	085129	05950
Europe	France	France-Blagnac	No	—	000399	0VCCY
Europe	Germany	Germany-Boeblingen	No	—	244002	00603
Europe	Germany	Germany-Hamburg	No	—	010384	10385
Europe	Germany	Germany-Oberhaching	No	—	085122	05905
Europe	Russian Federation	Russia-Moscow	No	—	000844	11438
Europe	Russian Federation	Russia-Nizhny Novgorod	No	—	011344	11345
Europe	Russian Federation	Russia-Rostov-on-Don	No	—	011679	11680
Europe	Russian Federation	Russia-Tomsk	No	—	011358	11359
Europe	Russian Federation	Russia-St.Petersburg-Keysight	No	—
Europe	Spain	Spain-Malaga	No	—	011503	11504
Europe	Switzerland	Switzerland-Plan les Ouates	No	—	010352	10354
Europe	Spain	Spain-Bilbao-Keysight	No	—	000445	00524
Europe	Belgium	Belgium-Rotselaar	No	—	085124	05910
Europe	Sweden	Sweden-Goteborg	No	—	001019	10180
Europe	Spain	Spain-Barcelona WTC-Keysight	No	—	085026	05679
Europe	France	France-Les Ulis-Olympe-Keysight	No	—	011387	11388
Leases assigned from Agilent to Keysight with subsequent sub-lease to Agilent
Americas	United States	US-CO-Englewood	Yes	6,503	000205	0BQLE
Europe	Sweden	Sweden-Stockholm	Yes	2,039	000518	00594
Agilent leased sites with a sub-lease to Keysight
Americas	United States	US-GA-Alpharetta	Yes	1,721	300075	06GED
Asia Pacific	Hong Kong	Hong Kong	Yes	5,280	011108	11109
Asia Pacific	Malaysia	Malaysia-Kuala Lumpur	Yes	2,004	085042	05699
Europe	Finland	Finland-Espoo	Yes	2,553	010924	10925
Europe	Germany	Germany-Ratingen	Yes	2,093	000530	02TS2
Europe	Italy	Italy-Rome-Lamaro	Yes	1,435	011381	11382
Europe	Spain	Spain-Madrid	Yes	7,850	000442	00837
Europe	Switzerland	Switzerland-Morges	Yes	2,087	010160	10161
Europe	Germany	Germany-Niederrad-Keysight	Yes	316	011268	11269

Region	Country	Site Name	Property Code (Site Code)	Location Code (Building Code)
Owned by Agilent with sub-lease to Keysight
Americas	United States	US-CA-Santa Clara HQ	US-SCS-240035	US-SCS-00050
Asia Pacific	India	India-Manesar Campus	IN-MAN-010595	IN-MAN-10596
Asia Pacific	Singapore	Singapore	SG-SNG-245010	SG-SNG-05809
Asia Pacific	Australia	Australia-Mulgrave	VAR-AU-MLG-011285	VAR-AU-MLG-11286
Conveyance from Agilent to Keysight
Americas	United States	US-CA-Santa Rosa Campus	US-SOS-240045	US-SOS-00294
Conveyance from Agilent to Keysight with leaseback to Agilent
Americas	United States	US-CO-Colorado Springs	US-CSS-241004	US-CSS-00203
Americas	United States	US-CO-Loveland	US-LVD-241011	US-LVD-00185
Asia Pacific	Japan	Japan-Hachioji	JP-HAC-245005	JP-HAC-00364
Asia Pacific	Taiwan	Taiwan-Chungli	TW-CHN-000356	TW-CHN-00829
Transferred by Agilent to Keysight as a result of Keysight retaining existing legal entity with leaseback to Agilent
Asia Pacific	China	China-Beijing Campus	CN-CAMP-010362	CN-CAMP-10363
Asia Pacific	China	China-Chengdu Campus	CN-CHN-010593	CN-CHN-10594
Asia Pacific	Malaysia	Malaysia-Penang	MY-PEN-245007	MY-PEN-01003
Transferred by Agilent to Keysight as a result of Keysight retaining existing legal entity
Europe	United Kingdom	S. Queensferry, UK Land	GB-SQF-244006	GB-SQF-00548
Conveyance from Keysight to Agilent as a result of Keysight retaining existing legal entity
Europe	United Kingdom	UK-Church Stretton	VAR-GB-SHS-010944	VAR-GB-SHS-10945
Leases assigned from Keysight to Agilent as a result of Keysight keeping existing legal entity
Europe	United Kingdom	UK-Bracknell-Venture House-Agilent	GB-WIN-010423	GB-WIN-10424
Europe	United Kingdom	UK-Cheadle	GB-MAN-000460	GB-MAN-05762
Europe	United Kingdom	UK-Craven Arms	VAR-GB-SHS-010942	VAR-GB-SHS-10943
Europe	United Kingdom	UK-Yarnton	VAR-GB-OXF-010950	VAR-GB-OXF-10951
Europe	United Kingdom	UK-Upper Heyford	VAR-GB-OXF-010950	VAR-GB-OXF-10951
Keysight leases where no assignment required
Americas	Brazil	Brazil-Sao Paulo-Castelo Branco-Keysight	BR-SAO-011102	BR-SAO-11103
Asia Pacific	China	China-Guangzhou-Keysight	CN-GUA-011604	CN-GUA-11634
Asia Pacific	China	China-Shanghai-Citic Plaza	CN-SHG-011491	CN-SHG-11492
Asia Pacific	China	China-Shenzhen-Duty Free Bldg	CN-SHZ-010520	CN-SHZ-10521
Asia Pacific	China	China-Wuhan-Keysight	CN-WUH-010434	CN-WUH-10435
Asia Pacific	India	India-Hyderabad	IN-HYD-010417	IN-HYD-10418
Asia Pacific	India	India-New Delhi	IN-New Delhi-010955	IN-ND-10956
Asia Pacific	India	India-Bangalore Tech Center-Keysight	IN-BAN-010411	IN-BAN-10412
Asia Pacific	India	India-Chennai-Keysight	IN-CHE-010678	IN-CHE-10679
Asia Pacific	India	India-Mumbai-Keysight	IN-MUM-000822	IN-MUM-10266
Asia Pacific	Taiwan	Taiwan-Kao Hsiung	TW-KAO-000357	TW-KAO-10192
Asia Pacific	Taiwan	Taiwan-Taipei	Leased	BUILDING
Europe	Israel	Israel - Haifa	IL-HAI-085033	IL-HAI-08048
Europe	Italy	Italy-Milan-Fiorita-Keysight	IT-MIL-300084	IT-MIL-04BF4
Europe	Netherlands	Netherlands-Amstelveen-New site	NL-AMS-010368	NL-AMS-10369
Europe	United Kingdom	UK-Winnersh 710	GB-WIN-010421	GB-WIN-10422
Europe	United Kingdom	UK-Winnersh 610	GB-WIN-010423	GB-WIN-10424
Keysight leases where no assignment required - with sublease to Agilent (reverse spin)
Europe	Israel	Israel-Azorim Park	IL-PET-085144	IL-PET-05993
Europe	United Kingdom	UK-Edinburgh	UK-EDI-010912	UK-EDI-10913
Leases assigned from Agilent to Keysight
Americas	Brazil	Brazil-Manaus	BR-MKS-010872	BR-MKS-10873
Americas	Canada	Canada-Calgary-Freeport-Keysight	CA-CAL-010632	CA-CAL-10633
Americas	Canada	Canada-Mississauga-Keysight	VAR-CA-ONT-010826	VAR-CA-ONT-10827
Americas	Canada	Canada-Ottawa-Terry Fox Drive	CA-OTT-011391	CA-OTT-11392
Americas	Canada	Canada-St Laurent Quebec-Keysight	CA-VSL-000473	CA-VSL-00550
Americas	Mexico	Mexico-Guadalajara	MX-JAL-247050	MX-JAL-05833
Americas	Mexico	Mexico-Reynosa	MX-REY-010874	MX-REY-10875
Americas	United States	Americas-Micro Offices	US-REN-010906	US-REN-10907
Americas	United States	US-AZ-Chandler	US-TPE—010267	US-TPE-10331
Americas	United States	US-CA-Anaheim	US-ANA-000206	US-ANA-05736
Americas	United States	US-CA-El Segundo	US-ELS-000954	US-ELS-03441
Americas	United States	US-CA-Irvine	US-IRV-010870	US-IRV-10871
Americas	United States	US-CA-Pleasanton-Regus	US-PLE-011104	US-PLE-11105
Americas	United States	US-CA-Roseville-RL	US-RSL-085049	US-RSL-05711
Americas	United States	US-CA-San Diego	US-SDG-010623	US-SDG-10624
Americas	United States	US-CA-Westlake Village	US-WLV-085100	US-WLV-05984
Americas	United States	US-DC-Washington DC-Keysight	US-DC-010614	US-DC-10615
Americas	United States	US-FL-Boca Raton	US-DRB-085193	US-BOR-10372
Americas	United States	US-FL-Orlando	US-ORL-000150	US-FL-10320
Americas	United States	US-IL-Arlington Heights	US-ARL-010292	US-ARL-10293
Americas	United States	US-IL-Schaumburg	US-SCH-300074	US-SCH-05620
Americas	United States	US-MA-Andover	US-AND-000009	US-AND-05874
Americas	United States	US-MA-Chelmsford	US-CHL-010298	US-CHL-10299
Americas	United States	US-MD-Columbia	US-COL-000199	US-COL-05724
Americas	United States	US-NC-Apex-Cary VOSCAL-Keysight	US-APX-011706	US-APX-11707
Americas	United States	US-NJ-Budd Lake	US-BUD-085161	US-BUD-06015
Americas	United States	US-NY-Cold Spring	US-FSH-000037	US-NY-10313
Americas	United States	US-OH-Mentor	US-MEN-085168	US-MEN-06060
Americas	United States	US-OR-Lake Oswego	US-ORE-010915	US-ORE-10916
Americas	United States	US-PA-Bethlehem	US-BMV-085072	US-BMV-10344
Americas	United States	US-PA-Philadelphia-Keysight	US-LFS-243011	US-LFS-01025
Americas	United States	US-TX-Austin	US-AUS-001174	US-AUS-10310
Americas	United States	US-TX-Richardson	US-RIC-010653	US-RIC-10654
Americas	United States	US-WA-Everett	US-EVE-085163	US-EVE-06070
Asia Pacific	China	China-Nanjing-Regus-Keysight	CN-NAN-011700	CN-NAN-11701
Asia Pacific	China	China-Shanghai-Headquarters	CN-SHN-011300	CN-SHN-11301
Asia Pacific	China	China-Shanghai-MSD	CN-SHG-011690	CN-SHG-11693
Asia Pacific	China	China-Shenzhen-SSU	CH-SHE-010935	CH-FIB-10936
Asia Pacific	China	China-Suzhou	CN-SUZ-010303	CN-SUZ-10304
Asia Pacific	China	China-Suzhou-SSU Warehouse	CN-SUZ-011356	CN-SUZ-11357
Asia Pacific	Japan	Japan-Kobe	JP-KOB-011134	JP-KOB-11135
Asia Pacific	Japan	Japan-Nagoya-Keysight	JP-NGO-000627	JP-NGO-00736
Asia Pacific	Japan	Japan-Osaka-Keysight	JP-OSK-000301	JP-OSK-05972
Asia Pacific	Japan	Japan-Shinjuku-Keysight	JP-OMY-000300	JP-OMY-00382
Asia Pacific	Japan	Japan-Yokohama	JP-SHI-085139	JP-SHI-05977
Asia Pacific	South Korea	South Korea-Daejon-Keysight	KR-DAE-010526	KR-DAE-10527
Asia Pacific	South Korea	South Korea-Gumi	KR-GUM-011360	KR-GUM-11361
Asia Pacific	South Korea	South Korea-Seoul	KR-SEO-085046	KR-SEO-05704
Asia Pacific	South Korea	South Korea-Taegu City	KR-TAG-000361	KR-TAG-00436
Asia Pacific	Taiwan	Taiwan-Taipei BID	TW-TAP-010518	TW-TAP-10519
Europe	Austria	Austria-Vienna-Keysight
Europe	Austria	Europe-Micro Offices	AT-WEL-011485	AT-WEL-11486
Europe	Austria	Europe-Micro Offices	AT-WEL-011485	AT-LIZ-11682
Europe	Belgium	Belgium-Gent	BE-GEN-085027	BE-Gent-10286
Europe	Denmark	Denmark-Aalborg	DK-AAL-010694	DK-AAL-10695
Europe	Finland	Finland-Oulu	FI-OUL-085129	FI-OUL-05950
Europe	France	France-Blagnac	FR-TOU-000399	FR-TOU-0VCCY
Europe	Germany	Germany-Boeblingen	Leased	BUILDING
Europe	Germany	Germany-Hamburg	DE-HAM-010384	DE-HAM-10385
Europe	Germany	Germany-Oberhaching	DE-OBR-085122	DE-OBR-05905
Europe	Russian Federation	Russia-Moscow	RU-MOS-000844	RU-MOS-11438
Europe	Russian Federation	Russia-Nizhny Novgorod	RU-NND-011344	RU-NND-11345
Europe	Russian Federation	Russia-Rostov-on-Don	RU-ROS-011679	RUS-ROS-11680
Europe	Russian Federation	Russia-Tomsk	RU-TOM-011358	RU-TOM-11359
Europe	Russian Federation	Russia-St.Petersburg-Keysight
Europe	Spain	Spain-Malaga	ES-MAL-011503	ES-MAL-11504
Europe	Switzerland	Switzerland-Plan les Ouates	CH-GEN-010352	CH-GEN-10354
Europe	Spain	Spain-Bilbao-Keysight	ES-BIL-000445	ES-BIL-00524
Europe	Belgium	Belgium-Rotselaar	BE-ROT-085124	BE-ROT-05910
Europe	Sweden	Sweden-Goteborg	SE-GOT-001019	SE-GOT-10180
Europe	Spain	Spain-Barcelona WTC-Keysight	ES-BCL-085026	ES-BCL-05679
Europe	France	France-Les Ulis-Olympe-Keysight	FR-LUO-011387	FR-LUO-11388
Leases assigned from Agilent to Keysight with subsequent sub-lease to Agilent
Americas	United States	US-CO-Englewood	US-ENG-000205	US-ENG-0BQLE
Europe	Sweden	Sweden-Stockholm	SE-KIS-000518	SE-KIS-00594
Agilent leased sites with a sub-lease to Keysight
Americas	United States	US-GA-Alpharetta	US-ALP-300075	US-ALP-06GED
Asia Pacific	Hong Kong	Hong Kong	HK-HKG-011108	HK-HKG-11109
Asia Pacific	Malaysia	Malaysia-Kuala Lumpur	MY-KLU-085042	MY-KLU-05699
Europe	Finland	Finland-Espoo	FI-EST-010924	FI-EST-10925
Europe	Germany	Germany-Ratingen	DE-RAT-000530	DE-RAT-02TS2
Europe	Italy	Italy-Rome-Lamaro	IT-RLA-011381	IT-RLA-11382
Europe	Spain	Spain-Madrid	ES-MAD-000442	ES-MAD-00837
Europe	Switzerland	Switzerland-Morges	CH-MOR-010160	CH-MOR-10161
Europe	Germany	Germany-Niederrad-Keysight	DE-NIE-011268	DE-NIE-11269

Region	Country	Site Name	Owned or Leased	Building or Land Record	Real Estate Matters Agreement Property Category
Owned by Agilent with sub-lease to Keysight
Americas	United States	US-CA-Santa Clara HQ	Owned	BUILDING	A
Asia Pacific	India	India-Manesar Campus	Owned	BUILDING	A
Asia Pacific	Singapore	Singapore	Owned	BUILDING	A
Asia Pacific	Australia	Australia-Mulgrave	Owned	BUILDING	A
Conveyance from Agilent to Keysight
Americas	United States	US-CA-Santa Rosa Campus	Owned	BUILDING	B
Conveyance from Agilent to Keysight with leaseback to Agilent
Americas	United States	US-CO-Colorado Springs	Owned	BUILDING	C
Americas	United States	US-CO-Loveland	Owned	BUILDING	C
Asia Pacific	Japan	Japan-Hachioji	Owned	BUILDING	C
Asia Pacific	Taiwan	Taiwan-Chungli	Owned	BUILDING	C
Transferred by Agilent to Keysight as a result of Keysight retaining existing legal entity with leaseback to Agilent
Asia Pacific	China	China-Beijing Campus	Owned	BUILDING	D
Asia Pacific	China	China-Chengdu Campus	Owned	BUILDING	D
Asia Pacific	Malaysia	Malaysia-Penang	Owned	BUILDING	D
Transferred by Agilent to Keysight as a result of Keysight retaining existing legal entity
Europe	United Kingdom	S. Queensferry, UK Land	Owned	LAND	N/A
Conveyance from Keysight to Agilent as a result of Keysight retaining existing legal entity
Europe	United Kingdom	UK-Church Stretton	Owned	BUILDING	E
Leases assigned from Keysight to Agilent as a result of Keysight keeping existing legal entity
Europe	United Kingdom	UK-Bracknell-Venture House-Agilent	Leased	BUILDING	F
Europe	United Kingdom	UK-Cheadle	Leased	BUILDING	F
Europe	United Kingdom	UK-Craven Arms	Leased	BUILDING	F
Europe	United Kingdom	UK-Yarnton	Leased	BUILDING	F
Europe	United Kingdom	UK-Upper Heyford	Leased	BUILDING	F
Keysight leases where no assignment required
Americas	Brazil	Brazil-Sao Paulo-Castelo Branco-Keysight	Leased	BUILDING	G
Asia Pacific	China	China-Guangzhou-Keysight	Leased	BUILDING	G
Asia Pacific	China	China-Shanghai-Citic Plaza	Leased	BUILDING	G
Asia Pacific	China	China-Shenzhen-Duty Free Bldg	Leased	BUILDING	G
Asia Pacific	China	China-Wuhan-Keysight	Leased	BUILDING	G
Asia Pacific	India	India-Hyderabad	Leased	BUILDING	G
Asia Pacific	India	India-New Delhi	Leased	BUILDING	G
Asia Pacific	India	India-Bangalore Tech Center-Keysight	Leased	BUILDING	G
Asia Pacific	India	India-Chennai-Keysight	Leased	BUILDING	G
Asia Pacific	India	India-Mumbai-Keysight	Leased	BUILDING	G
Asia Pacific	Taiwan	Taiwan-Kao Hsiung	Leased	BUILDING	G
Asia Pacific	Taiwan	Taiwan-Taipei	leased	BUILDING	G
Europe	Israel	Israel - Haifa	Leased	BUILDING	G
Europe	Italy	Italy-Milan-Fiorita-Keysight	Leased	BUILDING	G
Europe	Netherlands	Netherlands-Amstelveen-New site	Leased	BUILDING	G
Europe	United Kingdom	UK-Winnersh 710	Leased	BUILDING	G
Europe	United Kingdom	UK-Winnersh 610	Leased	BUILDING	G
Keysight leases where no assignment required - with sublease to Agilent (reverse spin)
Europe	Israel	Israel-Azorim Park	Leased	BUILDING	H
Europe	United Kingdom	UK-Edinburgh	Leased	BUILDING	H
Leases assigned from Agilent to Keysight
Americas	Brazil	Brazil-Manaus	Leased	BUILDING	I
Americas	Canada	Canada-Calgary-Freeport-Keysight	Leased	BUILDING	I
Americas	Canada	Canada-Mississauga-Keysight	Leased	BUILDING	I
Americas	Canada	Canada-Ottawa-Terry Fox Drive	Leased	BUILDING	I
Americas	Canada	Canada-St Laurent Quebec-Keysight	Leased	BUILDING	I
Americas	Mexico	Mexico-Guadalajara	Leased	BUILDING	I
Americas	Mexico	Mexico-Reynosa	Leased	BUILDING	I
Americas	United States	Americas-Micro Offices	Leased	BUILDING	I
Americas	United States	US-AZ-Chandler	Leased	BUILDING	I
Americas	United States	US-CA-Anaheim	Leased	BUILDING	I
Americas	United States	US-CA-El Segundo	Leased	BUILDING	I
Americas	United States	US-CA-Irvine	Leased	BUILDING	I
Americas	United States	US-CA-Pleasanton-Regus	Leased	BUILDING	I
Americas	United States	US-CA-Roseville-RL	Leased	BUILDING	I
Americas	United States	US-CA-San Diego	Leased	BUILDING	I
Americas	United States	US-CA-Westlake Village	Leased	BUILDING	I
Americas	United States	US-DC-Washington DC-Keysight	Leased	BUILDING	I
Americas	United States	US-FL-Boca Raton	Leased	BUILDING	I
Americas	United States	US-FL-Orlando	Leased	BUILDING	I
Americas	United States	US-IL-Arlington Heights	Leased	BUILDING	I
Americas	United States	US-IL-Schaumburg	Leased	BUILDING	I
Americas	United States	US-MA-Andover	Leased	BUILDING	I
Americas	United States	US-MA-Chelmsford	Leased	BUILDING	I
Americas	United States	US-MD-Columbia	Leased	BUILDING	I
Americas	United States	US-NC-Apex-Cary VOSCAL-Keysight	Leased	BUILDING	I
Americas	United States	US-NJ-Budd Lake	Leased	BUILDING	I
Americas	United States	US-NY-Cold Spring	Leased	BUILDING	I
Americas	United States	US-OH-Mentor	Leased	BUILDING	I
Americas	United States	US-OR-Lake Oswego	Leased	BUILDING	I
Americas	United States	US-PA-Bethlehem	Leased	BUILDING	I
Americas	United States	US-PA-Philadelphia-Keysight	Leased	BUILDING	I
Americas	United States	US-TX-Austin	Leased	BUILDING	I
Americas	United States	US-TX-Richardson	Leased	BUILDING	I
Americas	United States	US-WA-Everett	Leased	BUILDING	I
Asia Pacific	China	China-Nanjing-Regus-Keysight	Leased	BUILDING	I
Asia Pacific	China	China-Shanghai-Headquarters	Leased	BUILDING	I
Asia Pacific	China	China-Shanghai-MSD	Leased	BUILDING	I
Asia Pacific	China	China-Shenzhen-SSU	Leased	BUILDING	I
Asia Pacific	China	China-Suzhou	Leased	BUILDING	I
Asia Pacific	China	China-Suzhou-SSU Warehouse	Leased	BUILDING	I
Asia Pacific	Japan	Japan-Kobe	Leased	BUILDING	I
Asia Pacific	Japan	Japan-Nagoya-Keysight	Leased	BUILDING	I
Asia Pacific	Japan	Japan-Osaka-Keysight	Leased	BUILDING	I
Asia Pacific	Japan	Japan-Shinjuku-Keysight	Leased	BUILDING	I
Asia Pacific	Japan	Japan-Yokohama	Leased	BUILDING	I
Asia Pacific	South Korea	South Korea-Daejon-Keysight	Leased	BUILDING	I
Asia Pacific	South Korea	South Korea-Gumi	Leased	BUILDING	I
Asia Pacific	South Korea	South Korea-Seoul	Leased	BUILDING	I
Asia Pacific	South Korea	South Korea-Taegu City	Leased	BUILDING	I
Asia Pacific	Taiwan	Taiwan-Taipei BID	Leased	BUILDING	I
Europe	Austria	Austria-Vienna-Keysight			I
Europe	Austria	Europe-Micro Offices	Leased	BUILDING	I
Europe	Austria	Europe-Micro Offices	Leased	BUILDING	I
Europe	Belgium	Belgium-Gent	Leased	BUILDING	I
Europe	Denmark	Denmark-Aalborg	Leased	BUILDING	I
Europe	Finland	Finland-Oulu	Leased	BUILDING	I
Europe	France	France-Blagnac	Leased	BUILDING	I
Europe	Germany	Germany-Boeblingen	Leased	BUILDING	I
Europe	Germany	Germany-Hamburg	Leased	BUILDING	I
Europe	Germany	Germany-Oberhaching	Leased	BUILDING	I
Europe	Russian Federation	Russia-Moscow	Leased	BUILDING	I
Europe	Russian Federation	Russia-Nizhny Novgorod	Leased	BUILDING	I
Europe	Russian Federation	Russia-Rostov-on-Don	Leased	BUILDING	I
Europe	Russian Federation	Russia-Tomsk	Leased	BUILDING	I
Europe	Russian Federation	Russia-St.Petersburg-Keysight			I
Europe	Spain	Spain-Malaga	Leased	BUILDING	I
Europe	Switzerland	Switzerland-Plan les Ouates	Leased	BUILDING	I
Europe	Spain	Spain-Bilbao-Keysight	Leased	BUILDING	I
Europe	Belgium	Belgium-Rotselaar	Leased	BUILDING	I
Europe	Sweden	Sweden-Goteborg	Leased	BUILDING	I
Europe	Spain	Spain-Barcelona WTC-Keysight	Leased	BUILDING	I
Europe	France	France-Les Ulis-Olympe-Keysight	Leased	BUILDING	I
Leases assigned from Agilent to Keysight with subsequent sub-lease to Agilent
Americas	United States	US-CO-Englewood	Leased	BUILDING	J
Europe	Sweden	Sweden-Stockholm	Leased	BUILDING	J
Agilent leased sites with a sub-lease to Keysight
Americas	United States	US-GA-Alpharetta	Leased	BUILDING	K
Asia Pacific	Hong Kong	Hong Kong	Leased	BUILDING	K
Asia Pacific	Malaysia	Malaysia-Kuala Lumpur	Leased	BUILDING	K
Europe	Finland	Finland-Espoo	Leased	BUILDING	K
Europe	Germany	Germany-Ratingen	Leased	BUILDING	K
Europe	Italy	Italy-Rome-Lamaro	Leased	BUILDING	K
Europe	Spain	Spain-Madrid	Leased	BUILDING	K
Europe	Switzerland	Switzerland-Morges	Leased	BUILDING	K
Europe	Germany	Germany-Niederrad-Keysight	Leased	BUILDING	K

Region	Country	Site Name	Physical Address Line1	Physical Address Line2
Owned by Agilent with sub-lease to Keysight
Americas	United States	US-CA-Santa Clara HQ	5301 Stevens Creek Blvd
Asia Pacific	India	India-Manesar Campus	Plot No CP -11, Sector -8	IMT Manesar
Asia Pacific	Singapore	Singapore	No. 1 Yishun Ave 7	Lot 1937C, 1935X, 1975P, 2134N, Mukin 19
Asia Pacific	Australia	Australia-Mulgrave	679 Springvale Rd
Conveyance from Agilent to Keysight
Americas	United States	US-CA-Santa Rosa Campus	1400 Fountaingrove Pkwy
Conveyance from Agilent to Keysight with leaseback to Agilent
Americas	United States	US-CO-Colorado Springs	1900 Garden of the Gods Road
Americas	United States	US-CO-Loveland	815 SW 14th Street
Asia Pacific	Japan	Japan-Hachioji	9-1 Takakura-cho
Asia Pacific	Taiwan	Taiwan-Chungli	20, Kao Shuang Road	Ping Chen City
Transferred by Agilent to Keysight as a result of Keysight retaining existing legal entity with leaseback to Agilent
Asia Pacific	China	China-Beijing Campus	4F, No. 3,	Wang Jing Bei Lu
Asia Pacific	China	China-Chengdu Campus	No. 116, 4th Tian Fu Street	Chengdu Hi-Tech Industrial Development Zone (South)
Asia Pacific	Malaysia	Malaysia-Penang	Bayan Lepas Free Industrial Zone
Transferred by Agilent to Keysight as a result of Keysight retaining existing legal entity
Europe	United Kingdom	S. Queensferry, UK Land	South Queensferry
Conveyance from Keysight to Agilent as a result of Keysight retaining existing legal entity
Europe	United Kingdom	UK-Church Stretton	Essex Road (Unit 1)
Leases assigned from Keysight to Agilent as a result of Keysight keeping existing legal entity
Europe	United Kingdom	UK-Bracknell-Venture House-Agilent	Venture House, Room 228	Arlington Square, Downshire Way
Europe	United Kingdom	UK-Cheadle	Lakeside 5500, Cheadle Royal Bus Park	Wilmslow Road
Europe	United Kingdom	UK-Craven Arms	Long Lane Industrial Estate
Europe	United Kingdom	UK-Yarnton	6 Mead Road	Units 6-8
Europe	United Kingdom	UK-Upper Heyford	Building 3048, Heyford Park	Upper Heyford
Keysight leases where no assignment required
Americas	Brazil	Brazil-Sao Paulo-Castelo Branco-Keysight	Avenida Marcos Penteado de Ulhoa Rodrigues No. 939 SALA A	Castelo Branco Office Park, 6th Floor
Asia Pacific	China	China-Guangzhou-Keysight	Rm 1307, Fuliyinglong Plaza	No. 76 Huangnpu Ave. West
Asia Pacific	China	China-Shanghai-Citic Plaza	5/F, 16/F - 18/F Citic Plaza Shenhong, No. 1350 North Sichuan Road,	Hongkou District
Asia Pacific	China	China-Shenzhen-Duty Free Bldg	#6 Fu Hua Road, Fu Tian District, Shenzhen	3F, Duty Free Building
Asia Pacific	China	China-Wuhan-Keysight	18F, Wuhan Poly Plaza, No 99 Zhongnan Road	Wuchang District
Asia Pacific	India	India-Hyderabad	3rd Floor, Block III, My Home IT Hub	Madhapur
Asia Pacific	India	India-New Delhi	Splendor Forum,Plot No 3	First Floor, Jasola District Centre
Asia Pacific	India	India-Bangalore Tech Center-Keysight	The Millenia, 2nd Floor,	Tower D, Ulsoor Road
Asia Pacific	India	India-Chennai-Keysight	Olympia Tech Park, Level 2, Altius No.1	SIDCO Industrial Estate
Asia Pacific	India	India-Mumbai-Keysight	Mumbai Andheri Kurla — Times Square	2nd Floor, Andheri Kurla Road, Andheri East
Asia Pacific	Taiwan	Taiwan-Kao Hsiung	25F-1, No. 6, Syh-Wei 3rd Road	Lingya District
Asia Pacific	Taiwan	Taiwan-Taipei	7th Floor, No. 2, Sec.1	Taipei
Europe	Israel	Israel - Haifa	Building 30	Matam
Europe	Italy	Italy-Milan-Fiorita-Keysight	Via Grandi 8,
Europe	Netherlands	Netherlands-Amstelveen-New site	Groenelaan 5
Europe	United Kingdom	UK-Winnersh 710	710 Wharfedale Road	Winnersh Triangle
Europe	United Kingdom	UK-Winnersh 610	610 Wharfedale Road	Winnersh Triangle
Keysight leases where no assignment required - with sublease to Agilent (reverse spin)
Europe	Israel	Israel-Azorim Park	Azorim Business Park, Dekel Building	94 Derech Em Hamoshavot St.
Europe	United Kingdom	UK-Edinburgh	4-5 Lochside Avenue	Edinburgh Park
Leases assigned from Agilent to Keysight
Americas	Brazil	Brazil-Manaus	Av. Tefe,4223 Sala 21	Jd. Japiim
Americas	Canada	Canada-Calgary-Freeport-Keysight	90 Freeport Blvd. NE	unit 4 bay 105
Americas	Canada	Canada-Mississauga-Keysight	TBD
Americas	Canada	Canada-Ottawa-Terry Fox Drive	350 Terry Fox Drive	Sutie 102
Americas	Canada	Canada-St Laurent Quebec-Keysight	2250 Alfred Nobel Boulevard, Suite 100
Americas	Mexico	Mexico-Guadalajara	Avenida Camino Iteso #8900	Parque Industrial Tecnologico Edificio 1
Americas	Mexico	Mexico-Reynosa	Carretera a Matamoros Km 79 Local D-2	Entre Brecha E-101 y E-102
Americas	United States	Americas-Micro Offices	14410 SE Petrovitsky Road	suite 201c
Americas	United States	US-AZ-Chandler	4330 West Chandler Blvd
Americas	United States	US-CA-Anaheim	2125 E. Katella Ave.	Suite 300
Americas	United States	US-CA-El Segundo	360 N. Sepulveda Boulevard, Suite 3010
Americas	United States	US-CA-Irvine	18005 Sky Park Circle	suite FG1 of bldg 5401
Americas	United States	US-CA-Pleasanton-Regus	4900 Hopyard Rd	office number 4 and 10
Americas	United States	US-CA-Roseville-RL	10050 Foothills Blvd.
Americas	United States	US-CA-San Diego	10650 Scripps Ranch Blvd.	Suite 224
Americas	United States	US-CA-Westlake Village	30721 Russell Ranch Road	Suite 160
Americas	United States	US-DC-Washington DC-Keysight	1050 Connecticut Ave	office 1049
Americas	United States	US-FL-Boca Raton	2255 Glades Road	Suite 324A, Office #23
Americas	United States	US-FL-Orlando	12000 Research Parkway	Suite 144
Americas	United States	US-IL-Arlington Heights	720 West Algonquin Road	Suite 720
Americas	United States	US-IL-Schaumburg	10 N. Martingale Road, Suite 550
Americas	United States	US-MA-Andover	40 Shattuck Rd.
Americas	United States	US-MA-Chelmsford	101 Brick Kiln Rd.	Unit #1, Building II
Americas	United States	US-MD-Columbia	8825 Stanford Boulevard, Suite 300
Americas	United States	US-NC-Apex-Cary VOSCAL-Keysight	3457 Apex Peakway
Americas	United States	US-NJ-Budd Lake	550 Clark Drive, Suite 101
Americas	United States	US-NY-Cold Spring	3590 Route 9	Suite 106
Americas	United States	US-OH-Mentor	7537 Mentor Avenue	Suite 107
Americas	United States	US-OR-Lake Oswego	5 Centerpoint Dr., Suite 400	unit 10
Americas	United States	US-PA-Bethlehem	2840 Emerick Blvd	suite A-4
Americas	United States	US-PA-Philadelphia-Keysight
Americas	United States	US-TX-Austin	11044 Research Blvd.	Suite B-420
Americas	United States	US-TX-Richardson	1220 E. Campbell Rd	Suite 100
Americas	United States	US-WA-Everett	1615 75th Street, SW	Suite 210
Asia Pacific	China	China-Nanjing-Regus-Keysight	8F,Nanjing,Jinling-Asia Pacific Tower,Hotel Asia Pacific Jinling No.2,Hanzhong Road,	No. 2 Hanzhong Road, Gulou District
Asia Pacific	China	China-Shanghai-Headquarters	Room 2520,25F,168 Xi Zang(Middle) Road,	Huangpu District
Asia Pacific	China	China-Shanghai-MSD	Unit J & H, 1/F, Building No. 26, No. 196 Ouyang Road,	Hong Kou District, Shanghai
Asia Pacific	China	China-Shenzhen-SSU	Unit A, B, 7/F Block 2	8 Kefa Road, Science Park
Asia Pacific	China	China-Suzhou	Room 1610-1611,16/F Century Financial Building;No.1 Suhua Road, Industrial Park Suzhou	No.1 Suhua Road, Industrial Park Suzhou
Asia Pacific	China	China-Suzhou-SSU Warehouse	Room 710,7/F Century Financial Building;No.1 Suhua Road, Industrial Park Suzhou	No.1 Suhua Road, Industrial Park Suzhou
Asia Pacific	Japan	Japan-Kobe	Kobe Harborland Center Building	1-3-3 Higashikawasaki-chou
Asia Pacific	Japan	Japan-Nagoya-Keysight	Level 40 Nagoya Lucent Tower	6-1 Ushijima-cho
Asia Pacific	Japan	Japan-Osaka-Keysight	Level 19 Hilton Plaza West Office Tower	2-2-2 Umeda
Asia Pacific	Japan	Japan-Shinjuku-Keysight	Level 32, Shinjuku Nomura Building	1-26-2, Nishi-shinjuku
Asia Pacific	Japan	Japan-Yokohama	Sumitomofudousan Shinyokohama Bldg.	2-5-5, Shin-Yokohama
Asia Pacific	South Korea	South Korea-Daejon-Keysight	15th Floor, Samsung Life Dunsan Bldg, 755 Hanbat Daero,	Seo-Gu
Asia Pacific	South Korea	South Korea-Gumi	5th,Samsung Building	16-2, Jinpyung-dong
Asia Pacific	South Korea	South Korea-Seoul	#25 - 12, Yeouido-dong, Yeongdeungpo-gu	Yoido P. O. Box 633
Asia Pacific	South Korea	South Korea-Taegu City	111, Sinchun 3-dong, Dong-ku	18th Floor, Youngnam Tower
Asia Pacific	Taiwan	Taiwan-Taipei BID	9th Floor, No.2, Sec.1	Fu-Hsing South Road
Europe	Austria	Austria-Vienna-Keysight
Europe	Austria	Europe-Micro Offices	City Campus Wels	Rainer Str. 15
Europe	Austria	Europe-Micro Offices	Gruberstrasse 40
Europe	Belgium	Belgium-Gent	Kortrijksesteenweg 1093 B	9051 Sint-Denijs-Westrem
Europe	Denmark	Denmark-Aalborg	Alfred Nobels Vej 21 D	NOVI 3-4
Europe	Finland	Finland-Oulu	Kaapelitie 4	NET/IMN/Ruskon Tukiasematalo
Europe	France	France-Blagnac	2bis, rue Marcel Doret
Europe	Germany	Germany-Boeblingen	Herrenberger Strasse 130	Boeblingen
Europe	Germany	Germany-Hamburg	TuTech Innovation Center	21079 Hamburg
Europe	Germany	Germany-Oberhaching	12, Bajuwarenring
Europe	Russian Federation	Russia-Moscow	Kosmodamianskaja naberezhnaya, 52/3
Europe	Russian Federation	Russia-Nizhny Novgorod	Oka Business Park	Pr. Gagarina, 27
Europe	Russian Federation	Russia-Rostov-on-Don	Riverside, Beregovaya str., 8	Office 4
Europe	Russian Federation	Russia-Tomsk	Batenkova sq., Building 2, Office 208, 2nd floor
Europe	Russian Federation	Russia-St.Petersburg-Keysight
Europe	Spain	Spain-Malaga	Parque Tecnologico de Andalucia	Severo Ochoa, nº 21, Parcela I+D 6B
Europe	Switzerland	Switzerland-Plan les Ouates	Chemin des Aulx, 12
Europe	Spain	Spain-Bilbao-Keysight	Bilbao REGUS Business Center	2nd and 3rd floor
Europe	Belgium	Belgium-Rotselaar	Wingepark 51
Europe	Sweden	Sweden-Goteborg	c/o Garda Business Hotel AB	Drakegartan 10
Europe	Spain	Spain-Barcelona WTC-Keysight	World Trade Center	Edif Sur 5 Planta, Moll Barcelona
Europe	France	France-Les Ulis-Olympe-Keysight	Parc Technopolis — ZA Courtaboeuf	3 avenue du Canada, CS 90263
Leases assigned from Agilent to Keysight with subsequent sub-lease to Agilent
Americas	United States	US-CO-Englewood	9780 S Meridian Blvd
Europe	Sweden	Sweden-Stockholm	Kronborgsgrand 23
Agilent leased sites with a sub-lease to Keysight
Americas	United States	US-GA-Alpharetta	3750 Brookside Parkway	Suite 100 / 200
Asia Pacific	Hong Kong	Hong Kong	25/F. @Convoy, 169 Electric Road, North Point
Asia Pacific	Malaysia	Malaysia-Kuala Lumpur	Unit 201 Level 2, Uptown 2	2 Jalan SS 21/37, Damansara Uptown
Europe	Finland	Finland-Espoo	Panorama Tower	Hevosenkenkä 3
Europe	Germany	Germany-Ratingen	Pempelfurt Strasse 1
Europe	Italy	Italy-Rome-Lamaro	Via Vincenzo Lamaro 15
Europe	Spain	Spain-Madrid	Carretera N - VI, Km. 18,2
Europe	Switzerland	Switzerland-Morges	1st Floor, Rue de la Gare 29
Europe	Germany	Germany-Niederrad-Keysight	4th. Floor, Lyonerstr. 20

Region	Country	Site Name	Physical Address Line3	City	State
Owned by Agilent with sub-lease to Keysight
Americas	United States	US-CA-Santa Clara HQ		Santa Clara	CA
Asia Pacific	India	India-Manesar Campus		Gurgaon	Haryana
Asia Pacific	Singapore	Singapore		Singapore
Asia Pacific	Australia	Australia-Mulgrave		Mulgrave	Victoria
Conveyance from Agilent to Keysight
Americas	United States	US-CA-Santa Rosa Campus		Santa Rosa	CA
Conveyance from Agilent to Keysight with leaseback to Agilent
Americas	United States	US-CO-Colorado Springs		Colorado Springs	CO
Americas	United States	US-CO-Loveland		Loveland	CO
Asia Pacific	Japan	Japan-Hachioji		Hachioji-shi
Asia Pacific	Taiwan	Taiwan-Chungli		Taoyuan
Transferred by Agilent to Keysight as a result of Keysight retaining existing legal entity with leaseback to Agilent
Asia Pacific	China	China-Beijing Campus	Chao Yang District	Beijing
Asia Pacific	China	China-Chengdu Campus	Chengdu,China	Chengdu
Asia Pacific	Malaysia	Malaysia-Penang		Penang
Transferred by Agilent to Keysight as a result of Keysight retaining existing legal entity
Europe	United Kingdom	S. Queensferry, UK Land		South Queensferry
Conveyance from Keysight to Agilent as a result of Keysight retaining existing legal entity
Europe	United Kingdom	UK-Church Stretton		Church Stretton	SH
Leases assigned from Keysight to Agilent as a result of Keysight keeping existing legal entity
Europe	United Kingdom	UK-Bracknell-Venture House-Agilent		Bracknell
Europe	United Kingdom	UK-Cheadle		Cheadle
Europe	United Kingdom	UK-Craven Arms		Craven Arms	SH
Europe	United Kingdom	UK-Yarnton	Oxford Industrial Park	Yarnton	OX
Europe	United Kingdom	UK-Upper Heyford		Bicester	OX
Keysight leases where no assignment required
Americas	Brazil	Brazil-Sao Paulo-Castelo Branco-Keysight	Barueri	Barueri	Sao Paulo
Asia Pacific	China	China-Guangzhou-Keysight	Tian He District	Guangzhou
Asia Pacific	China	China-Shanghai-Citic Plaza	Shanghai	Shanghai	Shanghai
Asia Pacific	China	China-Shenzhen-Duty Free Bldg		Shenzhen
Asia Pacific	China	China-Wuhan-Keysight		Wuhan
Asia Pacific	India	India-Hyderabad		Hyderabad	Andhra Pradesh
Asia Pacific	India	India-New Delhi		New Delhi	Delhi (UT)
Asia Pacific	India	India-Bangalore Tech Center-Keysight		Bangalore	Karnataka
Asia Pacific	India	India-Chennai-Keysight		Chennai	Tamil Nadu
Asia Pacific	India	India-Mumbai-Keysight		Mumbai	Maharashtra
Asia Pacific	Taiwan	Taiwan-Kao Hsiung		Kao Hsiung
Asia Pacific	Taiwan	Taiwan-Taipei		Taiwan
Europe	Israel	Israel - Haifa		Haifa
Europe	Italy	Italy-Milan-Fiorita-Keysight		Cernusco sul Naviglio MILANO
Europe	Netherlands	Netherlands-Amstelveen-New site		Amstelveen
Europe	United Kingdom	UK-Winnersh 710		Wokingham
Europe	United Kingdom	UK-Winnersh 610		Wokingham
Keysight leases where no assignment required - with sublease to Agilent (reverse spin)
Europe	Israel	Israel-Azorim Park		Petach Tikva
Europe	United Kingdom	UK-Edinburgh		Edinburgh	Lothian Region
Leases assigned from Agilent to Keysight
Americas	Brazil	Brazil-Manaus		Manaus	AM
Americas	Canada	Canada-Calgary-Freeport-Keysight		Calgary
Americas	Canada	Canada-Mississauga-Keysight		Mississauga	Ontario
Americas	Canada	Canada-Ottawa-Terry Fox Drive		Ottawa
Americas	Canada	Canada-St Laurent Quebec-Keysight		St. Laurent
Americas	Mexico	Mexico-Guadalajara	Pinar de la Calma	Tlaquepaque
Americas	Mexico	Mexico-Reynosa		Reynosa	Tamaulipas
Americas	United States	Americas-Micro Offices		Renton	WA
Americas	United States	US-AZ-Chandler		Chandler	AZ
Americas	United States	US-CA-Anaheim		Anaheim	CA
Americas	United States	US-CA-El Segundo		El Segundo	CA
Americas	United States	US-CA-Irvine		Irvine	CA
Americas	United States	US-CA-Pleasanton-Regus		Pleasanton	California
Americas	United States	US-CA-Roseville-RL		Roseville	CA
Americas	United States	US-CA-San Diego		San Diego	CA
Americas	United States	US-CA-Westlake Village		Westlake Village	CA
Americas	United States	US-DC-Washington DC-Keysight		Washington	DC
Americas	United States	US-FL-Boca Raton		Boca Raton	FL
Americas	United States	US-FL-Orlando		Orlando	FL
Americas	United States	US-IL-Arlington Heights		Arlington Heights	IL
Americas	United States	US-IL-Schaumburg		Schaumburg	IL
Americas	United States	US-MA-Andover		Andover	MA
Americas	United States	US-MA-Chelmsford		Chelmsford	MA
Americas	United States	US-MD-Columbia		Columbia	MD
Americas	United States	US-NC-Apex-Cary VOSCAL-Keysight		Apex	NC
Americas	United States	US-NJ-Budd Lake		Budd Lake	NJ
Americas	United States	US-NY-Cold Spring		Cold Spring	NY
Americas	United States	US-OH-Mentor		Mentor	OH
Americas	United States	US-OR-Lake Oswego		Lake Oswego	OR
Americas	United States	US-PA-Bethlehem		Bethlehem	PA
Americas	United States	US-PA-Philadelphia-Keysight		Philadelphia	PA
Americas	United States	US-TX-Austin		Austin	TX
Americas	United States	US-TX-Richardson		Richardson	TX
Americas	United States	US-WA-Everett		Everett	WA
Asia Pacific	China	China-Nanjing-Regus-Keysight	Nanjing	Nanjing	Nanjing
Asia Pacific	China	China-Shanghai-Headquarters	Shanghai	Shanghai	Shanghai
Asia Pacific	China	China-Shanghai-MSD	Shanghai	Shanghai	Shanghai
Asia Pacific	China	China-Shenzhen-SSU		Shenzhen	GD
Asia Pacific	China	China-Suzhou	Suzhou	Suzhou	Suzhou
Asia Pacific	China	China-Suzhou-SSU Warehouse	Suzhou	Suzhou	Suzhou
Asia Pacific	Japan	Japan-Kobe	Chuo-ku	Kobe-shi
Asia Pacific	Japan	Japan-Nagoya-Keysight	Nishi-ku	Nagoya
Asia Pacific	Japan	Japan-Osaka-Keysight	Kita-ku	Osaka
Asia Pacific	Japan	Japan-Shinjuku-Keysight	Shinjuku-ku
Asia Pacific	Japan	Japan-Yokohama	Kouhoku-ku	Yokohama-shi
Asia Pacific	South Korea	South Korea-Daejon-Keysight		Daejon
Asia Pacific	South Korea	South Korea-Gumi		Gumi-si
Asia Pacific	South Korea	South Korea-Seoul		Seoul
Asia Pacific	South Korea	South Korea-Taegu City		Taegu City
Asia Pacific	Taiwan	Taiwan-Taipei BID		Taipei
Europe	Austria	Austria-Vienna-Keysight
Europe	Austria	Europe-Micro Offices		Wels
Europe	Austria	Europe-Micro Offices		Linz
Europe	Belgium	Belgium-Gent		Gent
Europe	Denmark	Denmark-Aalborg		Aalborg
Europe	Finland	Finland-Oulu		Oulu
Europe	France	France-Blagnac		Blagnac
Europe	Germany	Germany-Boeblingen		Baden-Wurttemberg	BW
Europe	Germany	Germany-Hamburg	Harburger Schloßstrasse 6-12	Hamburg
Europe	Germany	Germany-Oberhaching		Oberhaching
Europe	Russian Federation	Russia-Moscow		Moscow
Europe	Russian Federation	Russia-Nizhny Novgorod		Nizhny Novgorod
Europe	Russian Federation	Russia-Rostov-on-Don		Rostov-on-Don
Europe	Russian Federation	Russia-Tomsk		Tomsk
Europe	Russian Federation	Russia-St.Petersburg-Keysight
Europe	Spain	Spain-Malaga		Malaga
Europe	Switzerland	Switzerland-Plan les Ouates		Plan-les-Ouates
Europe	Spain	Spain-Bilbao-Keysight		Bilbao
Europe	Belgium	Belgium-Rotselaar		Rotselaar
Europe	Sweden	Sweden-Goteborg		Goteborg
Europe	Spain	Spain-Barcelona WTC-Keysight		Barcelona
Europe	France	France-Les Ulis-Olympe-Keysight		Les Ulis	Essone
Leases assigned from Agilent to Keysight with subsequent sub-lease to Agilent
Americas	United States	US-CO-Englewood		Englewood	CO
Europe	Sweden	Sweden-Stockholm		Kista/Stockholm
Agilent leased sites with a sub-lease to Keysight
Americas	United States	US-GA-Alpharetta		Alpharetta	GA
Asia Pacific	Hong Kong	Hong Kong		Hong Kong	Hong Kong
Asia Pacific	Malaysia	Malaysia-Kuala Lumpur		Petaling Jaya
Europe	Finland	Finland-Espoo		Espoo
Europe	Germany	Germany-Ratingen		Ratingen
Europe	Italy	Italy-Rome-Lamaro		Roma
Europe	Spain	Spain-Madrid		Las Rozas
Europe	Switzerland	Switzerland-Morges		Morges
Europe	Germany	Germany-Niederrad-Keysight		Frankfurt-Niederrad	Hessen

Region	Country	Site Name	County	Province
Owned by Agilent with sub-lease to Keysight
Americas	United States	US-CA-Santa Clara HQ	Santa Clara
Asia Pacific	India	India-Manesar Campus	India	Haryana
Asia Pacific	Singapore	Singapore
Asia Pacific	Australia	Australia-Mulgrave
Conveyance from Agilent to Keysight
Americas	United States	US-CA-Santa Rosa Campus	Sonoma
Conveyance from Agilent to Keysight with leaseback to Agilent
Americas	United States	US-CO-Colorado Springs	El Paso
Americas	United States	US-CO-Loveland	Larimer
Asia Pacific	Japan	Japan-Hachioji	Japan	Tokyo
Asia Pacific	Taiwan	Taiwan-Chungli	Taiwan
Transferred by Agilent to Keysight as a result of Keysight retaining existing legal entity with leaseback to Agilent
Asia Pacific	China	China-Beijing Campus	Beijing
Asia Pacific	China	China-Chengdu Campus	China	Sichuan
Asia Pacific	Malaysia	Malaysia-Penang		PG
Transferred by Agilent to Keysight as a result of Keysight retaining existing legal entity
Europe	United Kingdom	S. Queensferry, UK Land
Conveyance from Keysight to Agilent as a result of Keysight retaining existing legal entity
Europe	United Kingdom	UK-Church Stretton
Leases assigned from Keysight to Agilent as a result of Keysight keeping existing legal entity
Europe	United Kingdom	UK-Bracknell-Venture House-Agilent		Berkshire
Europe	United Kingdom	UK-Cheadle		CHES
Europe	United Kingdom	UK-Craven Arms
Europe	United Kingdom	UK-Yarnton
Europe	United Kingdom	UK-Upper Heyford
Keysight leases where no assignment required
Americas	Brazil	Brazil-Sao Paulo-Castelo Branco-Keysight
Asia Pacific	China	China-Guangzhou-Keysight	China	Guangzhou
Asia Pacific	China	China-Shanghai-Citic Plaza	China	Shanghai
Asia Pacific	China	China-Shenzhen-Duty Free Bldg		Shenzhen
Asia Pacific	China	China-Wuhan-Keysight	China	Hubei
Asia Pacific	India	India-Hyderabad	India	Andhra Pradesh
Asia Pacific	India	India-New Delhi	India	Delhi (UT)
Asia Pacific	India	India-Bangalore Tech Center-Keysight	India	Karnataka
Asia Pacific	India	India-Chennai-Keysight	India	Tamil Nadu
Asia Pacific	India	India-Mumbai-Keysight	India	Maharashtra
Asia Pacific	Taiwan	Taiwan-Kao Hsiung	Taiwan
Asia Pacific	Taiwan	Taiwan-Taipei	104	TW
Europe	Israel	Israel - Haifa
Europe	Italy	Italy-Milan-Fiorita-Keysight		MI
Europe	Netherlands	Netherlands-Amstelveen-New site
Europe	United Kingdom	UK-Winnersh 710		BERKS
Europe	United Kingdom	UK-Winnersh 610		BERKS
Keysight leases where no assignment required - with sublease to Agilent (reverse spin)
Europe	Israel	Israel-Azorim Park
Europe	United Kingdom	UK-Edinburgh
Leases assigned from Agilent to Keysight
Americas	Brazil	Brazil-Manaus	Brazil
Americas	Canada	Canada-Calgary-Freeport-Keysight		Alberta
Americas	Canada	Canada-Mississauga-Keysight
Americas	Canada	Canada-Ottawa-Terry Fox Drive		Ontario
Americas	Canada	Canada-St Laurent Quebec-Keysight		PQ
Americas	Mexico	Mexico-Guadalajara		JAL
Americas	Mexico	Mexico-Reynosa
Americas	United States	Americas-Micro Offices	King
Americas	United States	US-AZ-Chandler	Maricopa
Americas	United States	US-CA-Anaheim	Orange
Americas	United States	US-CA-El Segundo	Los Angeles
Americas	United States	US-CA-Irvine	Orange	CA
Americas	United States	US-CA-Pleasanton-Regus	Alameda
Americas	United States	US-CA-Roseville-RL	Placer
Americas	United States	US-CA-San Diego	San Diego
Americas	United States	US-CA-Westlake Village	Ventura
Americas	United States	US-DC-Washington DC-Keysight	District of Columbia
Americas	United States	US-FL-Boca Raton	Palm Beach
Americas	United States	US-FL-Orlando
Americas	United States	US-IL-Arlington Heights
Americas	United States	US-IL-Schaumburg	Cook
Americas	United States	US-MA-Andover	Essex
Americas	United States	US-MA-Chelmsford
Americas	United States	US-MD-Columbia	Howard
Americas	United States	US-NC-Apex-Cary VOSCAL-Keysight	Wake
Americas	United States	US-NJ-Budd Lake	Morris
Americas	United States	US-NY-Cold Spring	Putnam
Americas	United States	US-OH-Mentor	Lake
Americas	United States	US-OR-Lake Oswego	Clackamus
Americas	United States	US-PA-Bethlehem	Northhampton
Americas	United States	US-PA-Philadelphia-Keysight	Philadelphia
Americas	United States	US-TX-Austin
Americas	United States	US-TX-Richardson	Dallas
Americas	United States	US-WA-Everett	Snohomish
Asia Pacific	China	China-Nanjing-Regus-Keysight	China	Jiangsu
Asia Pacific	China	China-Shanghai-Headquarters	China	Shanghai
Asia Pacific	China	China-Shanghai-MSD	China	Shanghai
Asia Pacific	China	China-Shenzhen-SSU	China	Shenzhen
Asia Pacific	China	China-Suzhou	China	Jiangsu
Asia Pacific	China	China-Suzhou-SSU Warehouse	China	Jiangsu
Asia Pacific	Japan	Japan-Kobe		Hyogo
Asia Pacific	Japan	Japan-Nagoya-Keysight	Japan	Aichi
Asia Pacific	Japan	Japan-Osaka-Keysight	Japan	Osaka
Asia Pacific	Japan	Japan-Shinjuku-Keysight	Japan	Tokyo
Asia Pacific	Japan	Japan-Yokohama	Japan	Kanagawa
Asia Pacific	South Korea	South Korea-Daejon-Keysight
Asia Pacific	South Korea	South Korea-Gumi		Kyungsangbook-do
Asia Pacific	South Korea	South Korea-Seoul
Asia Pacific	South Korea	South Korea-Taegu City
Asia Pacific	Taiwan	Taiwan-Taipei BID	Taiwan
Europe	Austria	Austria-Vienna-Keysight
Europe	Austria	Europe-Micro Offices		Oberösterreich
Europe	Austria	Europe-Micro Offices
Europe	Belgium	Belgium-Gent		WV
Europe	Denmark	Denmark-Aalborg
Europe	Finland	Finland-Oulu
Europe	France	France-Blagnac		31
Europe	Germany	Germany-Boeblingen	71034	DE
Europe	Germany	Germany-Hamburg		Hamburg
Europe	Germany	Germany-Oberhaching	Bayern	BY
Europe	Russian Federation	Russia-Moscow
Europe	Russian Federation	Russia-Nizhny Novgorod
Europe	Russian Federation	Russia-Rostov-on-Don		Octyabrsky
Europe	Russian Federation	Russia-Tomsk
Europe	Russian Federation	Russia-St.Petersburg-Keysight
Europe	Spain	Spain-Malaga		Malaga
Europe	Switzerland	Switzerland-Plan les Ouates		Geneva
Europe	Spain	Spain-Bilbao-Keysight		Vizcaya
Europe	Belgium	Belgium-Rotselaar		AN
Europe	Sweden	Sweden-Goteborg
Europe	Spain	Spain-Barcelona WTC-Keysight		08
Europe	France	France-Les Ulis-Olympe-Keysight
Leases assigned from Agilent to Keysight with subsequent sub-lease to Agilent
Americas	United States	US-CO-Englewood	Douglas
Europe	Sweden	Sweden-Stockholm
Agilent leased sites with a sub-lease to Keysight
Americas	United States	US-GA-Alpharetta	Fulton
Asia Pacific	Hong Kong	Hong Kong	China
Asia Pacific	Malaysia	Malaysia-Kuala Lumpur		SL
Europe	Finland	Finland-Espoo
Europe	Germany	Germany-Ratingen	Nordrheim-Westfalen	NW
Europe	Italy	Italy-Rome-Lamaro		RM
Europe	Spain	Spain-Madrid		28
Europe	Switzerland	Switzerland-Morges		Vaud
Europe	Germany	Germany-Niederrad-Keysight

Region	Country	Site Name	Zip Code	Country Code
Owned by Agilent with sub-lease to Keysight
Americas	United States	US-CA-Santa Clara HQ	95051-7201	US
Asia Pacific	India	India-Manesar Campus	122051	IN
Asia Pacific	Singapore	Singapore	768923	SG
Asia Pacific	Australia	Australia-Mulgrave	3170	AU
Conveyance from Agilent to Keysight
Americas	United States	US-CA-Santa Rosa Campus	95403-1738	US
Conveyance from Agilent to Keysight with leaseback to Agilent
Americas	United States	US-CO-Colorado Springs	80907	US
Americas	United States	US-CO-Loveland	80537	US
Asia Pacific	Japan	Japan-Hachioji	192-8550	JP
Asia Pacific	Taiwan	Taiwan-Chungli	324	TW
Transferred by Agilent to Keysight as a result of Keysight retaining existing legal entity with leaseback to Agilent
Asia Pacific	China	China-Beijing Campus	100102	CN
Asia Pacific	China	China-Chengdu Campus	610041	CN
Asia Pacific	Malaysia	Malaysia-Penang	11900	MY
Transferred by Agilent to Keysight as a result of Keysight retaining existing legal entity
Europe	United Kingdom	S. Queensferry, UK Land	EH30 9TG	GB
Conveyance from Keysight to Agilent as a result of Keysight retaining existing legal entity
Europe	United Kingdom	UK-Church Stretton	SY6 6AX	GB
Leases assigned from Keysight to Agilent as a result of Keysight keeping existing legal entity
Europe	United Kingdom	UK-Bracknell-Venture House-Agilent	RG12 1WA	GB
Europe	United Kingdom	UK-Cheadle	SK8 3GR	GB
Europe	United Kingdom	UK-Craven Arms	SY7 8NS	GB
Europe	United Kingdom	UK-Yarnton	OX5 1QU	GB
Europe	United Kingdom	UK-Upper Heyford	OX25 5HD	GB
Keysight leases where no assignment required
Americas	Brazil	Brazil-Sao Paulo-Castelo Branco-Keysight	06460-040	BR
Asia Pacific	China	China-Guangzhou-Keysight		CN
Asia Pacific	China	China-Shanghai-Citic Plaza	200080	CN
Asia Pacific	China	China-Shenzhen-Duty Free Bldg	518048	CN
Asia Pacific	China	China-Wuhan-Keysight	430071	CN
Asia Pacific	India	India-Hyderabad		IN
Asia Pacific	India	India-New Delhi	110025	IN
Asia Pacific	India	India-Bangalore Tech Center-Keysight		IN
Asia Pacific	India	India-Chennai-Keysight	600032	IN
Asia Pacific	India	India-Mumbai-Keysight	400059	IN
Asia Pacific	Taiwan	Taiwan-Kao Hsiung	802	TW
Asia Pacific	Taiwan	Taiwan-Taipei	7th Floor, No. 2, Sec.1, Fu-Hsing South Road, Taipei104, Taiwan	7th Floor, No. 2, Sec.1, Fu-Hsing South Road, Taipei104, Taiwan
Europe	Israel	Israel - Haifa	31905	IL
Europe	Italy	Italy-Milan-Fiorita-Keysight	20063	IT
Europe	Netherlands	Netherlands-Amstelveen-New site	1186 AA	NL
Europe	United Kingdom	UK-Winnersh 710	RG41 5TP	GB
Europe	United Kingdom	UK-Winnersh 610	RG41 5TP	GB
Keysight leases where no assignment required - with sublease to Agilent (reverse spin)
Europe	Israel	Israel-Azorim Park	49527	IL
Europe	United Kingdom	UK-Edinburgh	EH12 9DJ	GB
Leases assigned from Agilent to Keysight
Americas	Brazil	Brazil-Manaus	69077-130	BR
Americas	Canada	Canada-Calgary-Freeport-Keysight	T3J 5J9	CA
Americas	Canada	Canada-Mississauga-Keysight	L5N 5M4	CA
Americas	Canada	Canada-Ottawa-Terry Fox Drive	K2K 2W5	CA
Americas	Canada	Canada-St Laurent Quebec-Keysight	H4S 2C9	CA
Americas	Mexico	Mexico-Guadalajara	45080	MX
Americas	Mexico	Mexico-Reynosa	88730	MX
Americas	United States	Americas-Micro Offices	98058	US
Americas	United States	US-AZ-Chandler	85226	US
Americas	United States	US-CA-Anaheim	92806-6074	US
Americas	United States	US-CA-El Segundo	90245-4401	US
Americas	United States	US-CA-Irvine	92614	US
Americas	United States	US-CA-Pleasanton-Regus	94588	US
Americas	United States	US-CA-Roseville-RL	95747-7102	US
Americas	United States	US-CA-San Diego	92131	US
Americas	United States	US-CA-Westlake Village	91362-7315	US
Americas	United States	US-DC-Washington DC-Keysight	20036	US
Americas	United States	US-FL-Boca Raton	33431	US
Americas	United States	US-FL-Orlando	32826	US
Americas	United States	US-IL-Arlington Heights	60005	US
Americas	United States	US-IL-Schaumburg	60173-2292	US
Americas	United States	US-MA-Andover	01810-2455	US
Americas	United States	US-MA-Chelmsford	01824	US
Americas	United States	US-MD-Columbia	21045-4761	US
Americas	United States	US-NC-Apex-Cary VOSCAL-Keysight	27502	US
Americas	United States	US-NJ-Budd Lake	07828-4301	US
Americas	United States	US-NY-Cold Spring	10516	US
Americas	United States	US-OH-Mentor	44060-5400	US
Americas	United States	US-OR-Lake Oswego	97035	US
Americas	United States	US-PA-Bethlehem	18020	US
Americas	United States	US-PA-Philadelphia-Keysight		US
Americas	United States	US-TX-Austin	78759	US
Americas	United States	US-TX-Richardson	75081	US
Americas	United States	US-WA-Everett	98203	US
Asia Pacific	China	China-Nanjing-Regus-Keysight	210005	CN
Asia Pacific	China	China-Shanghai-Headquarters	200001	CN
Asia Pacific	China	China-Shanghai-MSD	200083	CN
Asia Pacific	China	China-Shenzhen-SSU	518057	CN
Asia Pacific	China	China-Suzhou	215021	CN
Asia Pacific	China	China-Suzhou-SSU Warehouse	215021	CN
Asia Pacific	Japan	Japan-Kobe	650-0044	JP
Asia Pacific	Japan	Japan-Nagoya-Keysight	451-6040	JP
Asia Pacific	Japan	Japan-Osaka-Keysight	530-0001	JP
Asia Pacific	Japan	Japan-Shinjuku-Keysight	163-0532	JP
Asia Pacific	Japan	Japan-Yokohama	222-0033	JP
Asia Pacific	South Korea	South Korea-Daejon-Keysight	302-828	KR
Asia Pacific	South Korea	South Korea-Gumi	730-360	KR
Asia Pacific	South Korea	South Korea-Seoul	150-711	KR
Asia Pacific	South Korea	South Korea-Taegu City	701-023	KR
Asia Pacific	Taiwan	Taiwan-Taipei BID	104	TW
Europe	Austria	Austria-Vienna-Keysight
Europe	Austria	Europe-Micro Offices	4600	AT
Europe	Austria	Europe-Micro Offices	A-4020	AT
Europe	Belgium	Belgium-Gent	B-9051	BE
Europe	Denmark	Denmark-Aalborg	9220	DK
Europe	Finland	Finland-Oulu	90630	FI
Europe	France	France-Blagnac	31700	FR
Europe	Germany	Germany-Boeblingen	Postfach 1473,,, Boeblingen,, Baden-Werttemberg, BW, 71004, Germany	Herrenberger Strasse 130,,, Boeblingen,, Baden-Werttemberg, BW, 71034, Germany
Europe	Germany	Germany-Hamburg	21079	DE
Europe	Germany	Germany-Oberhaching	82041	DE
Europe	Russian Federation	Russia-Moscow	113054	RU
Europe	Russian Federation	Russia-Nizhny Novgorod	603057	RU
Europe	Russian Federation	Russia-Rostov-on-Don	344000	RU
Europe	Russian Federation	Russia-Tomsk	634050	RU
Europe	Russian Federation	Russia-St.Petersburg-Keysight
Europe	Spain	Spain-Malaga	29590	ES
Europe	Switzerland	Switzerland-Plan les Ouates	1228	CH
Europe	Spain	Spain-Bilbao-Keysight	48001	ES
Europe	Belgium	Belgium-Rotselaar	B-3110	BE
Europe	Sweden	Sweden-Goteborg	412 50	SE
Europe	Spain	Spain-Barcelona WTC-Keysight	08039	ES
Europe	France	France-Les Ulis-Olympe-Keysight	91978	FR
Leases assigned from Agilent to Keysight with subsequent sub-lease to Agilent
Americas	United States	US-CO-Englewood	80112-5910	US
Europe	Sweden	Sweden-Stockholm	164 94	SE
Agilent leased sites with a sub-lease to Keysight
Americas	United States	US-GA-Alpharetta	30022-1434	US
Asia Pacific	Hong Kong	Hong Kong		HK
Asia Pacific	Malaysia	Malaysia-Kuala Lumpur	47400	MY
Europe	Finland	Finland-Espoo	FIN-02600	FI
Europe	Germany	Germany-Ratingen	40880	DE
Europe	Italy	Italy-Rome-Lamaro	00173	IT
Europe	Spain	Spain-Madrid	28230	ES
Europe	Switzerland	Switzerland-Morges	CH-1110	CH
Europe	Germany	Germany-Niederrad-Keysight	60528	DE

Region	Country	Site Name	Address Mail	Address Ship
Owned by Agilent with sub-lease to Keysight
Americas	United States	US-CA-Santa Clara HQ	P. O. Box 58059,,, Santa Clara, CA, Santa Clara,, 95052-8059, United States	5301 Stevens Creek Blvd,,, Santa Clara, CA, Santa Clara,, 95051-7295, United States
Asia Pacific	India	India-Manesar Campus	Plot No CP -11, Sector -8, IMT Manesar,, Manesar-Gurgaon,,, Haryana, 122051, India	Plot No CP -11, Sector -8, IMT Manesar, Gurgaon, Haryana, 122051, India
Asia Pacific	Singapore	Singapore	No. 1 Yishun Avenue 7,,, Singapore,,,, 768923, Singapore	No. 1 Yishun Avenue 7,,, Singapore,,,, 768923, Singapore
Asia Pacific	Australia	Australia-Mulgrave	679 Springvale Rd,,, Mulgrave, Victoria,,, 3170, Australia	679 Springvale Rd,,, Mulgrave, Victoria,,, 3170, Australia
Conveyance from Agilent to Keysight
Americas	United States	US-CA-Santa Rosa Campus	1400 Fountaingrove Pkwy, 2LS Dock,, Santa Rosa, CA, Sonoma,, 95403-6493, United States	1400 Fountaingrove Pkwy, 2LS Dock,, Santa Rosa, CA, Sonoma,, 95403-6493, United States
Conveyance from Agilent to Keysight with leaseback to Agilent
Americas	United States	US-CO-Colorado Springs
Americas	United States	US-CO-Loveland
Asia Pacific	Japan	Japan-Hachioji	9-1 Takakura-cho, Hachioji-shi, Tokyo, 192-8550 Japan	9-1 Takakura-cho, Hachioji-shi, Tokyo, 192-8550 Japan
Asia Pacific	Taiwan	Taiwan-Chungli	20, Kao Shuang Road, Ping Chen City, Tao Yuan 324, Taiwan	20, Kao Shuang Road, Ping Chen City, Tao Yuan 324, Taiwan
Transferred by Agilent to Keysight as a result of Keysight retaining existing legal entity with leaseback to Agilent
Asia Pacific	China	China-Beijing Campus	No.3, Wang Jing Bei Lu, Chao Yang District, Beijing,, Beijing,, 100102, China	No. 3, Wang Jing Bei Lu, Chao Yang District, Beijing,, Beijing,, 100102, China
Asia Pacific	China	China-Chengdu Campus	No. 116, 4th Tian Fu Street, Chengdu Hi-Tech Industrial Development Zone (South), China, Chengdu,,, Sichuan, 610041, China	No. 116, 4th Tian Fu Street, Chengdu Hi-Tech Industrial Development Zone (South), China, Chengdu,,, Sichuan, 610041, China
Asia Pacific	Malaysia	Malaysia-Penang	Bayan Lepas Free Industrial Zone,,, Penang,,, PG, 11900, Malaysia	Bayan Lepas Free Industrial Zone,,, Penang,,, PG, 11900, Malaysia
Transferred by Agilent to Keysight as a result of Keysight retaining existing legal entity
Europe	United Kingdom	S. Queensferry, UK Land
Conveyance from Keysight to Agilent as a result of Keysight retaining existing legal entity
Europe	United Kingdom	UK-Church Stretton	Essex Road (Unit 2 & Link),,, Church Stretton, SH,,, SY6 6AX, United Kingdom	Essex Road (Unit 2 & Link),,, Church Stretton, SH,,, SY6 6AX, United Kingdom
Leases assigned from Keysight to Agilent as a result of Keysight keeping existing legal entity
Europe	United Kingdom	UK-Bracknell-Venture House-Agilent
Europe	United Kingdom	UK-Cheadle	5500 Lakeside, Cheadle Royal Business Park,, Stockport,,, Cheshire, SK8 3GR, United Kingdom	5500 Lakeside, Cheadle Royal Business Park,, Stockport,,, Cheshire, SK8 3GR, United Kingdom
Europe	United Kingdom	UK-Craven Arms	Long Lane Industrial Estate,,, Craven Arms, SH,,, SY7 8NS, United Kingdom	Long Lane Industrial Estate,,, Craven Arms, SH,,, SY7 8NS, United Kingdom
Europe	United Kingdom	UK-Yarnton	6 Mead Road, Units 6-8, Oxford Industrial Park,,, Yarnton, OX,,, OX5 1QU, United Kingdom	6 Mead Road, Units 6-8, Oxford Industrial Park,,, Yarnton, OX,,, OX5 1QU, United Kingdom
Europe	United Kingdom	UK-Upper Heyford	Building 3048, Heyford Park, Upper Heyford,, Bicester,,, OXON, OX25 5HD, United Kingdom	6 Mead Road, Units 6-8, Oxford Industrial Park,,, Yarnton, OX,,, OX5 1QU, United Kingdom
Keysight leases where no assignment required
Americas	Brazil	Brazil-Sao Paulo-Castelo Branco-Keysight	Avenida Marcos Penteado de Ulhoa Rodrigues No. 939 SALA A, Castelo Branco Office Park, 6th Floor, Barueri, Barueri, Sao Paulo,,, 06460-040, Brazil	Avenida Marcos Penteado de Ulhoa Rodrigues No. 939 SALA A, Castelo Branco Office Park, 6th Floor, Barueri, Barueri, Sao Paulo,,, 06460-040, Brazil
Asia Pacific	China	China-Guangzhou-Keysight	Rm 1307, Fuliyinglong Plaza, No. 76 Huangnpu Ave. (West),, Guangzhou,,, Guangzhou,, China	Rm 1307, Fuliyinglong Plaza, No. 76 Huangnpu Ave. (West),, Guangzhou,,, Guangzhou,, China
Asia Pacific	China	China-Shanghai-Citic Plaza	5/F, 16/F - 18/F Citic Plaza Shenhong, No. 1350 North Sichuan Road, Hongkou District, Shanghai, China	5/F, 16/F - 18/F Citic Plaza Shenhong, No. 1350 North Sichuan Road, Hongkou District, Shanghai, China
Asia Pacific	China	China-Shenzhen-Duty Free Bldg	#6 Fu Hua Road, Fu Tian District, Shenzhen, 3F, Duty Free Building,, Shenzhen,,, Shenzhen, 518048, China	#6 Fu Hua Road, Fu Tian District, Shenzhen, 3F, Duty Free Building,, Shenzhen, 518048, China
Asia Pacific	China	China-Wuhan-Keysight	18F, Wuhan Poly Plaza, No 99 Zhongnan Road
Asia Pacific	India	India-Hyderabad	3rd Floor, Block III, My Home IT Hub, Madhapur,, Hyderabad,,, Andhra, 81, India	3rd Floor, Block III, My Home IT Hub, Madhapur,, Hyderabad,,, Andhra, 81, India
Asia Pacific	India	India-New Delhi	Splendor Form, Plot No 3, First Floor, Jasola District Centre,, New Delhi, DL,, Delhi (UT), 110025, India	Splendor Form, Plot No 3, First Floor, Jasola District Centre,, New Delhi, DL,, Delhi (UT), 110025, India
Asia Pacific	India	India-Bangalore Tech Center-Keysight	The Millenia, 2nd Floor, Tower D, Ulsoor Road, Banglore - 560008	The Millenia, 2nd Floor, Tower D, Ulsoor Road, Banglore - 560008
Asia Pacific	India	India-Chennai-Keysight	Olympia Tech Park, Level 2, Altius No.1, SIDCO Industrial Estate,, Chennai, Tamil Nadu,,, 600032, India	Olympia Tech Park, Level 2, Altius No.1, SIDCO Industrial Estate,, Chennai, Tamil Nadu,,, 600032, India
Asia Pacific	India	India-Mumbai-Keysight	Times Square, 2nd Floor, Andheri Kurla Road, Andheri East, Mumbai, Maharashtra	Times Square, 2nd Floor, Andheri Kurla Road, Andheri East, Mumbai, Maharashtra
Asia Pacific	Taiwan	Taiwan-Kao Hsiung	25F-1, No. 6, Shy-Wei 3rd Road, Lingya District, Kaohsiung 802, Taiwan	25F-1, No. 6, Shy-Wei 3rd Road, Lingya District, Kaohsiung 802, Taiwan
Asia Pacific	Taiwan	Taiwan-Taipei
Europe	Israel	Israel - Haifa	Building 30, Matam,, Haifa,,,, 31905, Israel	Building 30, Matam,, Haifa,,,, 31905, Israel
Europe	Italy	Italy-Milan-Fiorita-Keysight
Europe	Netherlands	Netherlands-Amstelveen-New site	Groenelaan 5,,, AMSTELVEEN,,,, 1186 AA, Netherlands	Groenelaan 5,,, AMSTELVEEN,,,, 1186 AA, Netherlands
Europe	United Kingdom	UK-Winnersh 710	710 Wharfedale Road, Winnersh Triangle,, WOKINGHAM,,, BERKS, RG41 5TP, United Kingdom	710 Wharfedale Road, Winnersh Triangle,, WOKINGHAM,,, BERKS, RG41 5TP, United Kingdom
Europe	United Kingdom	UK-Winnersh 610	610 Wharfedale Road, Winnersh Triangle,, WOKINGHAM,,, BERKS, RG41 5TP, United Kingdom	610 Wharfedale Road, Winnersh Triangle,, WOKINGHAM,,, BERKS, RG41 5TP, United Kingdom
Keysight leases where no assignment required - with sublease to Agilent (reverse spin)
Europe	Israel	Israel-Azorim Park	Azorim Business Park, Dekel Building, 94 Derech Em Hamoshavot St.,, Petach Tikva,,,, 49527, Israel	Azorim Business Park, Dekel Building, 94 Derech Em Hamoshavot St.,, Petach Tikva,,,, 49527, Israel
Europe	United Kingdom	UK-Edinburgh	4-5 Lochside Avenue, Edinburgh Park,, Edinburgh, Lothian Region,,, EH12 9DJ, United Kingdom	4-5 Lochside Avenue, Edinburgh Park,, Edinburgh, Lothian Region,,, EH12 9DJ, United Kingdom
Leases assigned from Agilent to Keysight
Americas	Brazil	Brazil-Manaus	Av. Tefe, 4223 Sala 21, Jd. Japiim,, Manaus, AM,,, 69077-130, Brazil	Av. Tefe, 4223 Sala 21, Jd. Japiim,, Manaus, AM,,, 69077-130, Brazil
Americas	Canada	Canada-Calgary-Freeport-Keysight	90 Freeport Blvd. NE, unit 4 bay 105,, Calgary,,, Alberta, T3J 5J9, Canada	90 Freeport Blvd. NE, unit 4 bay 105,, Calgary,,, Alberta, T3J 5J9, Canada
Americas	Canada	Canada-Mississauga-Keysight	TBD	TBD
Americas	Canada	Canada-Ottawa-Terry Fox Drive	350 Terry Fox Drive, Sutie 102,, Ottawa,,, Ontario, K2K 2W5, Canada	350 Terry Fox Drive, Sutie 102,, Ottawa,,, Ontario, K2K 2W5, Canada
Americas	Canada	Canada-St Laurent Quebec-Keysight	2250 Boul. Alfred Nobel,,, St. Laurent,,, PQ, H4S 2C9, Canada	2250 Boul. Alfred Nobel,,, St. Laurent,,, PQ, H4S 2C9, Canada
Americas	Mexico	Mexico-Guadalajara	Camino al Iteso 8900 Edificio 1, Col. Pinar de la Calma,, Tlaquepaque,,, JAL, 45080, Mexico	Camino al Iteso 8900 Edificio 1, Col. Pinar de la Calma,, Tlaquepaque,,, JAL, 45080, Mexico
Americas	Mexico	Mexico-Reynosa	Carretera a Matamoros Km 79 Local D-2, Entre Brecha E-101 y E-102,, Reynosa, Tamaulipas,,, 88730, Mexico	Carretera a Matamoros Km 79 Local D-2, Entre Brecha E-101 y E-102,, Reynosa, Tamaulipas,,, 88730, Mexico
Americas	United States	Americas-Micro Offices	14410 SE Petrovitsky Road, suite 201c,, Renton, WA, King,, 98058, United States	14410 SE Petrovitsky Road, suite 201c,, Renton, WA, King,, 98058, United States
Americas	United States	US-AZ-Chandler	4330 West Chandler Blvd,,, Chandler, AZ, Maricopa,, 85226, United States	4330 West Chandler Blvd,,, Chandler, AZ, Maricopa,, 85226, United States
Americas	United States	US-CA-Anaheim	2125 E. Katella Ave., Suite 300,,, Anaheim, CA, Orange,, 92806-6072, United States	2125 E. Katella Ave., Suite 300,,, Anaheim, CA, Orange,, 92806-6072, United States
Americas	United States	US-CA-El Segundo	1601 N. Sepulveda Blvd., PMB #515,, Manhattan Beach, CA, Los Angeles,, 90266-5133, United States	1601 N. Sepulveda Blvd, PMB #515,, Manhattan Beach, CA, Los Angeles,, 90266-5133, United States
Americas	United States	US-CA-Irvine	18005 Sky Park Circle, suite FG1 of bldg 5401,, Irvine, CA, Orange,, 92614, United States	18005 Sky Park Circle, suite FG1 of bldg 5401,, Irvine, CA, Orange,, 92614, United States
Americas	United States	US-CA-Pleasanton-Regus	4900 Hopyard Rd, office number 4 and 10, US, Pleasanton, California, Alameda,, 94588, United States	4900 Hopyard Rd, office number 4 and 10,, Pleasanton, California, Alameda,, 94588, United States
Americas	United States	US-CA-Roseville-RL	10090 Foothills Blvd.,,, Roseville, CA, Placer,, 95747, United States	10090 Foothills Blvd.,,, Roseville, CA, Placer,, 95747, United States
Americas	United States	US-CA-San Diego	10650 Scripps Ranch Blvd., Suite 224,, San Diego, CA, San Diego,, 92131, United States	10650 Scripps Ranch Blvd., Suite 224,, San Diego, CA, San Diego,, 92131, United States
Americas	United States	US-CA-Westlake Village	30721 Russell Ranch Road, Suite 160,, Westlake Village, CA, Ventura,, 91362-7315, United States	30721 Russell Ranch Road, Suite 160,, Westlake Village, CA, Ventura,, 91362-7315, United States
Americas	United States	US-DC-Washington DC-Keysight	1050 Connecticut Ave, office 1049,, Washington DC, DC, District of Columbia,, 20036, United States	1050 Connecticut Ave, office 1049,, Washington DC, DC, District of Columbia,, 20036, United States
Americas	United States	US-FL-Boca Raton	2255 Glades Road, suite 324A, office # 23,, Boca Raton, FL, Palm Beach,, 33431, United States	2255 Glades Road, suite 324A, office # 23,, Boca Raton, FL, Palm Beach,, 33431, United States
Americas	United States	US-FL-Orlando	12000 Research Parkway, Suite 144,, Orlando, FL,,, 32826, United States	12000 Research Parkway, Suite 144,, Orlando, FL,,, 32826, United States
Americas	United States	US-IL-Arlington Heights	720 West Algonquin Road, Suite 720,, Arlington Heights, IL,,, 60005, United States	720 West Algonquin Road, Suite 720,, Arlington Heights, IL,,, 60005, United States
Americas	United States	US-IL-Schaumburg	10 N. Martingale Road, Suite 550,,, Schaumburg, IL, Cook,, 60173, United States	10 N. Martingale Road, Suite 550,,, Schaumburg, IL, Cook,, 60173, United States
Americas	United States	US-MA-Andover	40 Shattuck Road,,, Andover, MA, Essex,, 01810-2455, United States	40 Shattuck Road,,, Andover, MA, Essex,, 01810-2455, United States
Americas	United States	US-MA-Chelmsford	101 Brick Kiln Rd., Unit #1, Building II,, Chelmsford, MA,,, 01824, United States	101 Brick Kiln Rd., Unit #1, Building II,, Chelmsford, MA,,, 01824, United States
Americas	United States	US-MD-Columbia	8825 Stanford Boulevard, Suite 300,, Columbia, MD, Howard,, 21045, United States	8825 Stanford Boulevard, Suite 300,, Columbia, MD, Howard,, 21045, United States
Americas	United States	US-NC-Apex-Cary VOSCAL-Keysight	3457 Apex Peakway,,, Apex, NC, Wake,, 27502, United States	3457 Apex Peakway,,, Apex, NC, Wake,, 27502, United States
Americas	United States	US-NJ-Budd Lake	550 Clark Drive, Suite 101,,, Budd Lake, NJ, Mt. Olive,, 07828, United States	550 Clark Drive, Suite 101,,, Budd Lake, NJ, Mt. Olive,, 07828, United States
Americas	United States	US-NY-Cold Spring	3590 Route 9, Suite 106,, Cold Spring, NY, Putnam,, 10516, United States	3590 Route 9, Suite 106,, Cold Spring, NY, Putnam,, 10516, United States
Americas	United States	US-OH-Mentor	7537 Mentor Avenue, Suite 107,, Mentor, OH,,, 44060, United States	7537 Mentor Avenue, Suite 107,, Mentor, OH,,, 44060, United States
Americas	United States	US-OR-Lake Oswego	5 Centerpoint Dr., Suite 400, unit 10,, Lake Oswego, Oregon, Clackamus,, 97035, United States	5 Centerpoint Dr., Suite 400, unit 10,, Lake Oswego, Oregon, Clackamus,, 97035, United States
Americas	United States	US-PA-Bethlehem	2840 Emerick Blvd, suite A-4,, Bethlehem, PA, Northhampton,, 18020, United States	2840 Emerick Blvd, suite A-4,, Bethlehem, PA, Northhampton,, 18020, United States
Americas	United States	US-PA-Philadelphia-Keysight
Americas	United States	US-TX-Austin	11044 Research Blvd., Suite B-420,, Austin, TX,,, 78759, United States	11044 Research Blvd., Suite B-420,, Austin, TX,,, 78759, United States
Americas	United States	US-TX-Richardson	1220 E. Campbell Rd, Suite 100,, Richardson, TX, Dallas,, 75081, United States	1220 E. Campbell Rd, Suite 100,, Richardson, TX, Dallas,, 75081, United States
Americas	United States	US-WA-Everett	1615 75th Street, SW, Suite 210,, Everett, WA, Snohomish,, 98203-6261, United States	1615 75th Street, SW, Suite 210,, Everett, WA, Snohomish,, 98203-6261, United States
Asia Pacific	China	China-Nanjing-Regus-Keysight	8F, Nanjing, Jinling-Asia Pacific Tower, Hotel Asia Pacific Jinling No.2, Hanzhong Road,, Gulou District, Nanjing, Jiangsu, 210005, China	Nanjing, Jinling-Asia Pacific Tower 8th Floor, Hotel Asia Pacific Jinling No.2, Hanzhong Road,, Gulou District, Nanjing, Jiangsu, 210005, China
Asia Pacific	China	China-Shanghai-Headquarters	Room 2520, 25F, 168 Xi Zang(Middle) Road, Huangpu District, Shanghai, 200001, China	Room 2520, 25F, 168 Xi Zang(Middle) Road, Huangpu District, Shanghai, 200001, China
Asia Pacific	China	China-Shanghai-MSD	Unit J & H, 1/F, Building No. 26, No. 196 Ouyang Road, Hongkou District,, Shanghai, 200083 China	Unit J & H, 1/F, Building No. 26, No. 196 Ouyang Road,, Hong Kou District,, Shanghai 200083China
Asia Pacific	China	China-Shenzhen-SSU	Unit A, B, 7/F Block 2, 8 Kefa Road, Science Park,, Shenzhen, GD,,, 518057, China	Unit A, B, 7/F Block 2, 8 Kefa Road, Science Park,, Shenzhen, GD,,, 518057, China
Asia Pacific	China	China-Suzhou	Room 1610-1611, 16/F Century Financial Building, No.1 Suhua Road, Industrial Park Suzhou, Suzhou, 215021, China	Room 1610-1611, 16/F Century Financial Building, 1 Suhua Road, Industrial Park Suzhou, Suzhou, 215021, China
Asia Pacific	China	China-Suzhou-SSU Warehouse	Room 710, 7/F Century Financial Building, No.1 Suhua Road, Industrial Park Suzhou, Suzhou, Jiangsu, 215021, China	Room 710, 7/F Century Financial Building, 1 Suhua Road, Industrial Park Suzhou, Suzhou, Jiangsu, 215021, China
Asia Pacific	Japan	Japan-Kobe	Kobe Harborland Center Building, 1-3-3 Higashikawasaki-chou, Chuo-ku, Kobe-shi, Hyogo, 650-0044	Kobe Harborland Center Building, 1-3-3 Higashikawasaki-chou, Chuo-ku, Kobe-shi, Hyogo, 650-0044
Asia Pacific	Japan	Japan-Nagoya-Keysight	Level 40 Nagoya Lucent Tower, 6-1 Ushijima-cho, Nishi-ku, Nagoya, Aichi, 451-6040 Japan	Level 40 Nagoya Lucent Tower, 6-1 Ushijima-cho, Nishi-ku, Nagoya, Aichi, 451-6040 Japan
Asia Pacific	Japan	Japan-Osaka-Keysight	Level 19 Hilton Plaza West Office Tower, 2-2-2 Umeda, Kita-ku, Osaka, Osaka, 530-0001 Japan	Level 19 Hilton Plaza West Office Tower, 2-2-2 Umeda, Kita-ku, Osaka, Osaka, 530-0001 Japan
Asia Pacific	Japan	Japan-Shinjuku-Keysight	Level 32, Shinjuku Nomura Building, 1-26-2, Nishi-shinjuku, Shinjuku-ku, Tokyo, 163-0532 Japan	Level 32, Shinjuku Nomura Building, 1-26-2, Nishi-shinjuku, Shinjuku-ku, Tokyo, 163-0532 Japan
Asia Pacific	Japan	Japan-Yokohama	Sumitomofudousan Shinyokohama Bldg., 2-5-5, Shin-Yokohama, Kouhoku-ku, Yokohama-shi, Kanagawa, 222-0033 Japan	Sumitomofudousan Shinyokohama Bldg., 2-5-5, Shin-Yokohama, Kouhoku-ku, Yokohama-shi, Kanagawa, 222-0033 Japan
Asia Pacific	South Korea	South Korea-Daejon-Keysight
Asia Pacific	South Korea	South Korea-Gumi	5th, Samsung Building, 16-2, Jinpyung-dong,, Gumi-si,,,, Kyungsangbook-do, 730-360, South Korea	5th, Samsung Building, 16-2, Jinpyung-dong,, Gumi-si,,, Kyungsangbook-do, 730-360, South Korea
Asia Pacific	South Korea	South Korea-Seoul	#25 - 12, Yeouido-dong, Yeongdeungpo-gu, Yoido P. O. Box 633,, Seoul,,,, 150-711, South Korea	#25 - 12, Yeouido-dong, Yeongdeungpo-gu, Yoido P. O. Box 633,, Seoul,,,, 150-711, South Korea
Asia Pacific	South Korea	South Korea-Taegu City	111, Sinchun 3-dong, Dong-ku, 18th Floor, Youngnam Tower,, Taegu City,,,, 701-023, South Korea	111, Sinchun 3-dong, Dong-ku, 18th Floor, Youngnam Tower,, Taegu City,,,, 701-023, South Korea
Asia Pacific	Taiwan	Taiwan-Taipei BID	7th Floor, No. 2, Sec.1, Fu-Hsing South Road, Taipei104, Taiwan	7th Floor, No. 2, Sec.1, Fu-Hsing South Road, Taipei104, Taiwan
Europe	Austria	Austria-Vienna-Keysight
Europe	Austria	Europe-Micro Offices	City Campus Wels, Rainer Str. 15,, Wels,,, Oberösterreich, 4600, Austria	City Campus Wels, Rainer Str. 15,, Wels,,, Oberösterreich, 4600, Austria
Europe	Austria	Europe-Micro Offices	Gruberstrasse 40,,, Linz,,,, A-4020, Austria	Gruberstrasse 40,,, Linz,,,, A-4020, Austria
Europe	Belgium	Belgium-Gent	Lammerstraat 20,,, Gent,,, WB, B-9000, Belgium	Lammerstraat 20,,, Gent,,, WB, B-9000, Belgium
Europe	Denmark	Denmark-Aalborg	Alfred Nobels Vej 21 D, NOVI 3-4,, Aalborg,,,, 9220, Denmark	Alfred Nobels Vej 21 D, NOVI 3-4,, Aalborg,,,, 9220, Denmark
Europe	Finland	Finland-Oulu	Kaapelitie 4,,, Oulu,,,, 90630, Finland	Kaapelitie 4, NET/IMN/Ruskon Tukiasematalo,, Oulu,,,, 90630, Finland
Europe	France	France-Blagnac	2bis, rue Marcel Doret,,, Blagnac,,, 31, 31700, France	2bis, rue Marcel Doret,,, Blagnac,,, 31, 31700, France
Europe	Germany	Germany-Boeblingen
Europe	Germany	Germany-Hamburg	TuTech Innovation Center, 21079 Hamburg, Harburger Schloßstrasse 6-12, Hamburg,,, Hamburg, 21079, Germany	TuTech Innovation Center, 21079 Hamburg, Harburger Schloßstrasse 6-12, Hamburg,,, Hamburg, 21079, Germany
Europe	Germany	Germany-Oberhaching	12, Bajuwarenring,,, Oberhaching,, Bayern, BY, 82041, Germany	12, Bajuwarenring,,, Oberhaching,, Bayern, BY, 82041, Germany
Europe	Russian Federation	Russia-Moscow	Kosmodamianskaja naberezhnaya, 52/1,,, Moscow,,,, 113054, Russian Federation	Kosmodamianskaja naberezhnaya, 52/1,,, Moscow,,,, 113054, Russian Federation
Europe	Russian Federation	Russia-Nizhny Novgorod	Oka Business Park, Pr. Gagarina, 27,, Nizhny Novgorod,,,, 603057, Russian Federation	Oka Business Park, Pr. Gagarina, 27,, Nizhny Novgorod,,,, 603057, Russian Federation
Europe	Russian Federation	Russia-Rostov-on-Don	Riverside, Beregovaya str., 8, Office 4,, Rostov-on-Don,,,, 344000, Russian Federation	Riverside, Beregovaya str., 8, Office 4,, Rostov-on-Don,,,, 344000, Russian Federation
Europe	Russian Federation	Russia-Tomsk	Batenkova sq., Building 2, Office 208, 2nd floor,,, Tomsk,,,, 634050, Russian Federation	Batenkova sq., Building 2, Office 208, 2nd floor,,, Tomsk,,,, 634050, Russian Federation
Europe	Russian Federation	Russia-St.Petersburg-Keysight
Europe	Spain	Spain-Malaga	Parque Tecnologico de Andalucia, Severo Ochoa, nº 21, Parcela I+D 6B,, Malaga,,, Malaga, 29590, Spain	Parque Tecnologico de Andalucia, Severo Ochoa, nº 21, Parcela I+D 6B,, Malaga,,, Malaga, 29590, Spain
Europe	Switzerland	Switzerland-Plan les Ouates	Chemin des Aulx, 12, Plan-les-Ouates,, Geneva,,, GE, 1228, Switzerland	Chemin des Aulx, 12, Plan-les-Ouates,, Geneva,,, GE, 1228, Switzerland
Europe	Spain	Spain-Bilbao-Keysight
Europe	Belgium	Belgium-Rotselaar	Wingepark 51,,, Rotselaar,,, AN, B-3110, Belgium	Wingepark 51,,, Rotselaar,,, AN, B-3110, Belgium
Europe	Sweden	Sweden-Goteborg	c/o Garda Business Hotel AB, Drakegatan 10,, Goteborg,,,, 412 50, Sweden	c/o Garda Business Hotel AB, Drakegatan 10,, Gotegorg,,,, 412 50, Sweden
Europe	Spain	Spain-Barcelona WTC-Keysight	World Trade Center, Edif Sur 5 Planta, Moll Barcelona,, Barcelona,,, 08, 08039, Spain	World Trade Center, Edif Sur 5 Planta, Moll Barcelona,, Barcelona,,, 08, 08039, Spain
Europe	France	France-Les Ulis-Olympe-Keysight	3, avenue du Canada — bâtiment Olympe, Zone d’Activities de Courtaboeuf,, Les Ulis, Essone,,, 91940, France	3, avenue du Canada — bâtiment Olympe, Zone d’Activities de Courtaboeuf,, Les Ulis, Essone,,, 91940, France
Leases assigned from Agilent to Keysight with subsequent sub-lease to Agilent
Americas	United States	US-CO-Englewood	P. O. Box 4026,,, Englewood, CO, Douglas,, 80155, United States	P. O. Box 4026,,, Englewood, CO, Douglas,, 80155, United States
Europe	Sweden	Sweden-Stockholm	Box 52,,, Kista/Arvinge,,,, 164 94, Sweden	Igelbacksgatan 20, Lastkaj 6,,, Kista/Arvinge,,,, 164 46, Sweden
Agilent leased sites with a sub-lease to Keysight
Americas	United States	US-GA-Alpharetta	3750 Brookside Parkway, Suite 100/200,, Alpharetta, GA, Fulton,, 30022-1434, United States	3750 Brookside Parkway, Suite 100/200,, Alpharetta, GA, Fulton,, 30022-1434, United States
Asia Pacific	Hong Kong	Hong Kong	25/F. @Convoy, 169 Electric Road, North Point,, Hong Kong, Hong Kong, Hong Kong,,,, Hong Kong	25/F. @Convoy, 169 Electric Road, North Point,, Hong Kong, Hong Kong, Hong Kong,,,, Hong Kong
Asia Pacific	Malaysia	Malaysia-Kuala Lumpur	Unit 201 Level 2 Uptown 2, 2 Jalan SS21/37 Damansara Uptown,, Petaling Jaya,,, SL, 47400, Malaysia	Pejabat Pos Kelana Jaya, Peti Surat 8195,, Petaling Jaya,,, SL, 46784, Malaysia
Europe	Finland	Finland-Espoo	Panorama Tower, Hevosenkenkä 3,, Espoo,,,, FIN-02600, Finland	Panorama Tower, Hevosenkenkä 3,, Espoo,,,, FIN-02600, Finland
Europe	Germany	Germany-Ratingen	Postfach 103041,,, Ratingen,, Nordrhein-Westfalen, NW, 40847, Germany	Keysight Technologies, c/o Steinmann GmbH, Am Westbahnhof 37, Ratingen, Nordrhein ´-Westfalen, 40878, Germany
Europe	Italy	Italy-Rome-Lamaro	Via Vincenzo Lamaro 15,,, Roma,,, RM, 00173, Italy	Via Vincenzo Lamaro 15,,, Roma,,, RM, 00173, Italy
Europe	Spain	Spain-Madrid	Carretera N-VI, km 18.2,,, Las Rozas,,, 28, 28230, Spain	Carretera N-VI, km 18.2,,, Las Rozas,,, 28, 28230, Spain
Europe	Switzerland	Switzerland-Morges	Rue de la Gare, 29,,, Morges,,, Vaud, CH-1110, Switzerland	Rue de la Gare, 29,,, Morges,,, Vaud, CH-1110, Switzerland
Europe	Germany	Germany-Niederrad-Keysight	4th. Floor, Lyonerstr. 20, Frankfurt-Niederrad, Hessen, 60528, Germany	4th. Floor, Lyonerstr. 20, Frankfurt-Niederrad, Hessen, 60528, Germany

SCHEDULE 1

FORM DEED

After recording return to:

Attn:

SPECIAL WARRANTY DEED

THIS SPECIAL WARRANTY DEED is made as of the 1st day of August, 2014, between  [                                                                      ], a(n) [                                                         ] (“Grantor”), and [                                                ], a(n) [                                             ] (“Grantee”), whose address is [                                                                                                            ].

Grantor, for good and valuable consideration of the sum of Ten Dollars ($10.00), the receipt and sufficiency of which is hereby acknowledged, hereby sells and conveys to Grantee, all of that certain tract or parcel of land lying and being in [                                                                                                                  ], as more particularly described as follows (the “Property”):

See Exhibit A attached hereto and incorporated herein by reference.

TO HAVE AND TO HOLD the Property, together with all and singular the rights and appurtenances thereof, to the same belonging or in any way appurtenances thereof, to the same belonging or in any way appertaining, to the only proper use and benefit of Grantee in fee simple.

SUBJECT TO all matters of record affecting the property, applicable governmental restrictions, rights of way, easements, encroachments and such other matters that a reasonable inspection or survey of the property would identify, Grantor will warrant and forever defend the right and title to the tract or parcel of land described above to the Grantee against the claims of all persons claiming by, through or under Grantor, and not otherwise.

[Signature page follows]

IN WITNESS WHEREOF, Grantor has executed this deed on the above date.

GRANTOR:

[ ], a(n)
[ ]

By:
Name:
Title:

STATE OF

COUNTY OF

On                                                    before me,                                                 , personally appeared                                                                 , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

Witness my hand and official seal.

Signature	(seal)

EXHIBIT A

Legal Description

SCHEDULE 2

FORM ASSIGNMENT

ASSIGNMENT OF LEASE

THIS ASSIGNMENT OF LEASE (this “Assignment”) is dated for reference purposes as of August 1, 2014, and is made between                                                   , a Delaware corporation (“Assignor”) and                                                         , a Delaware corporation (“Assignee”).

RECITALS

This Assignment is made with reference to the following facts and with the following intentions:

A.                                                                                                                    , as landlord (“Landlord”), and Assignor, as tenant, entered into that certain lease dated as of                                                  (the “Lease”), whereby Landlord leased to Assignor certain premises located at                                                                  the “Premises”).

B.                                    Assignor wishes to assign all of its right, title and interest under the Lease to Assignee, and Assignee wishes to accept such assignment.

1.                                      Assignment:  For good and valuable consideration, receipt of which is hereby acknowledged, Assignor hereby assigns, transfers and conveys to Assignee, and Assignee hereby accepts such assignment and assumes all of Assignor’s obligations and rights in, under and to the Lease and the Premises.

2.                                      Effective Date:  This Assignment shall be effective on (a) August 1, 2014, or (b) if Landlord’s consent is required under the Lease to the assignment of the Lease as described herein, such later date as Assignor receives Landlord’s written consent.

3.                                      Miscellaneous:  Assignor shall, at any time and from time to time, execute such additional documents and take such additional actions as Assignee or its successors or assigns may reasonably request to carry out the purposes of this Assignment.  This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.  If any one or more of the provisions contained in this Assignment shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.  This Assignment may be executed in one or more counterparts, each of which shall be an original, but all of which, taken together, shall constitute one and the same Assignment.  This Assignment is subject to that certain Real Estate Matters Agreement that is intended to be effective as of August 1, 2014, between Agilent Technologies, Inc., a Delaware corporation, and Keysight Technologies, Inc., a Delaware corporation (the “Real Estate Matters Agreement”).  In the event of a conflict between the terms of this Assignment and the Real Estate Matters Agreement, the terms of this Assignment shall control.

IN WITNESS WHEREOF, the parties hereto have executed this Assignment intending it to be effective as of the Effective Date.

ASSIGNOR:	ASSIGNEE:

,	,
a Delaware corporation	a Delaware corporation

By:	By:

Its:	Its:

Date:	Date:

SCHEDULE 3

FORM SUBLEASE

SUBLEASE

This Sublease (this “Sublease”) is entered into between                                         , a Delaware corporation (“Sublessor”) and                                         , a Delaware corporation (“Sublessee”), as of August 1, 2014.

1.              Premises Subleased.  Sublessor hereby subleases to Sublessee, and Sublessee hereby subleases from Sublessor, upon the terms and conditions set forth herein, certain premises (the “Premises”) consisting of approximately            square feet, commonly known as                                                                                   , as shown on Exhibit A hereto.

2.              Master Lease and Master Lessor.  The Premises consist of a portion of the premises (the “Master Premises”) that are leased by Sublessor from                                                    (“Master Lessor”) pursuant to a lease dated                                (the “Master Lease”).  In connection with its use of the Premises, subject to any rules of Master Lessor, Sublessee shall also have the non-exclusive right to use the common areas outside the Master Premises that Sublessor has the right to use under the Master Lease and, subject to Sublessor’s reasonable rules and regulations, the hallways, stairways, restrooms, kitchens, break rooms and other areas of the Master Premises that may be reasonably necessary for Sublessee’s use of the Premises as shown on Exhibit A hereto (the “Shared Areas”).   A complete copy of the Master Lease is attached hereto as Exhibit B and made a part hereof.

3.              Term.  The term of this Sublease (the “Term”) shall commence on August 1, 2014 (“Commencement Date”), and end on the date the current term of the Master Lease expires, unless this Sublease is sooner terminated pursuant to its terms or the Master Lease terminates for any reason.  Any occupation by Sublessee following the expiration of the Term shall not constitute an extension or renewal of this Sublease or the Term.

4.              Rent.  Sublessee shall pay Sublessor as rent for the Premises (“Base Rent”) its pro rata share (based on the ratio of the square footage of the Premises to the square footage of the Master Premises (its “Pro Rata Share”)) of the rent payable under the Master Lease, together with an amount equal to Sublessee’s pro rata share (based on the ratio of square footage of the Premises (excluding the Shared Areas) to the square footage of the Master Premises (excluding the Shared Areas), of the rent payable under the Master Lease with respect to the Shared Areas.  Such amounts shall be due and payable within thirty (30) days of delivery by Landlord of an invoice therefor, without deduction or offset and without prior notice or demand, at the address indicated by Sublessor in writing from time to time.  Such Base Rent shall increase from time to time based on increases in the base rent under the Master Lease.  In addition, Sublessee shall pay, as and when due under the Master Lease, (a) its Pro Rata Share of all operating expenses, taxes, insurance and other costs payable under the Master Lease, but specifically excluding any fees, costs, charges or other consideration paid or payable by Sublessor to Master Lessor in connection with Sublessor’s exercise of any termination right or option that Sublessor may have under the Master Lease to terminate the Master Lease prior to the expiration of the then-scheduled term of the Master Lease (it being understood that Sublessee shall have no obligation to pay any portion of any such fees, costs, charges, penalties or other consideration paid in connection with Sublessor’s exercise of any such early termination right or option, and that Sublessor reserves the right to exercise any such express early termination right or option held by Sublessor under the Master Lease notwithstanding anything to the contrary contained in this Sublease), and (b) all costs directly incurred by or at the request of Sublessee with respect to its use of the Premises.  All amounts required to be paid by Sublessee under this Sublease other than Base Rent shall be deemed additional rent.

5.              Premises Subject to Master Lease.  This Sublease is subject to all of the provisions of the Master Lease, and Sublessee shall be bound with respect to the Premises by all the terms, covenants, and conditions of the Master Lease.  Except as set forth below, or to the extent inconsistent with the express provisions of this Sublease, the terms and conditions of this Sublease shall include all of the terms of the Master Lease and such terms are incorporated into this Sublease as if fully set forth herein, except that: (a) each reference in such incorporated sections to “Lease”, “Premises”, “Landlord” and “Tenant” or like terms shall be deemed a reference to “Sublease”, “Premises”, “Sublessor” and “Sublessee”, respectively; (b) with respect to work, services, repairs, restoration, insurance, indemnities, representations, warranties or the performance of any other obligation of Master Lessor under the Master Lease, the sole obligation of Sublessor shall be to request the same in writing from Master Lessor as and when requested to do so by Sublessee, and to use Sublessor’s reasonable efforts to obtain Master Lessor’s performance; (c) with respect to any obligation of Sublessee to be performed under this Sublease, wherever the Master Lease grants to Sublessor a specified number of days to perform its non-monetary obligations under the Lease, except as otherwise provided herein, Sublessee shall have three (3) fewer days to perform the obligation, including, without limitation, curing any defaults (provided, however, in no event shall any such period be reduced to less than two (2) days); (d) with respect to any approval required to be obtained from the landlord under the Master Lease, such consent must be obtained from both Master Lessor and Sublessor; (e) in any case where the landlord has the right to manage, supervise, control, repair, alter, regulate the use of, enter or use the Premises, such right shall be deemed to be for the benefit of both Master Lessor and Sublessor; (f) in any case where the tenant is to indemnify, release or waive claims against the landlord, such indemnity, release or waiver shall be deemed to run from Sublessee to both Master Lessor and Sublessor; (g) in any case where the tenant is to execute and deliver certain documents or notices to the landlord, such obligation shall be deemed to run from Sublessee to both Master Lessor and Sublessor; (h) all amounts payable under the Master Lease with respect to the Premises shall be paid to Sublessor; (i) Sublessee shall not have the right to exercise any extension, expansion, contraction, purchase, early termination or other rights personal to the tenant under the Master Lease; and (j) Sublessee shall not have the right to make any alterations to the Premises without the prior written consent of Sublessor and, if required under the Master Lease, Master Lessor.  Notwithstanding the foregoing, (a) the following provisions of the Master Lease shall not be incorporated herein:

6.              Use; Condition of the Premises.  Sublessee may use the Premises only for the purposes permitted under the Master Lease.  Sublessee accepts the Premises in “as is” condition.  [FOR CALIFORNIA LEASED SITES ONLY - For purposes of Section 1938 of the California

Civil Code, Sublessor hereby discloses to Sublessee, and Sublessee hereby acknowledges, that the Premises have not undergone inspection by a Certified Access Specialist (CASp).]

7.              Insurance; Waiver.  Sublessee shall procure and maintain all insurance policies required by the tenant under the Master Lease with respect to the Premises.  All such liability policies shall name Sublessor and Master Lessor as additional insureds.  Notwithstanding anything to the contrary herein, Sublessor and Sublessee hereby release each other, and their respective agents, employees, subtenants, assignees and contractors, from all liability for damage to any property that is caused by or results from a risk which is actually insured against or which would normally be covered by “all risk” property insurance, without regard to the negligence or willful misconduct of the entity so released.

8.              Indemnity.  Each party shall defend, indemnify, protect and hold harmless the other from and against any and all liability, loss, claim, damage and cost (including attorneys’ fees) to the extent due to the negligence or willful misconduct of the indemnifying party or its agents, employees or contractors or the indemnifying party’s violation of the terms of this Sublease or the Master Lease.  This indemnification shall survive the termination of this Sublease.

9.              Notices.  Any notice given under this Sublease shall be in writing and shall be hand delivered or mailed (by registered mail, return receipt requested, postage prepaid), addressed as follows:  (a) if to Sublessee:  (i) the Premises, Attn.:                      and (ii)                               , Attn.:                     ; and (b) if to Sublessor:  (i) the Premises, Attn.:                      and (ii)                               , Attn.:                     .  Any notice shall be deemed to have been given when hand delivered or, if mailed, three (3) business days after mailing.  Sublessor shall promptly deliver to Sublessee a copy of any written notice(s) of default or termination of the Master Lease or Sublease that Sublessor receives from Master Lessor.

10.       Remedies of Sublessor upon Default.  If Sublessee defaults under any provision of this Sublease (after expiration of applicable notice and cure periods), Sublessor shall be entitled to all of the remedies granted to Master Lessor under the Master Lease, in addition to any remedies available at law or in equity.

11.       Nonassignment.  Sublessee shall have no right to sublet the Premises or to transfer any interest of Sublessee herein, except with the prior written consent of Sublessor (which consent may be withheld in Sublessor’s sole and absolute discretion) and, if required under the Master Lease, Master Lessor, and otherwise in strict accordance with the terms of the Master Lease, as incorporated herein.  Consent to one transfer shall not be deemed to constitute consent to a subsequent transfer.

12.       Repair; Surrender of the Premises.  Sublessor shall have the right to perform any of Sublessee’s repair, maintenance or other obligations under this Sublease and charge Sublessee the actual cost thereof.  Sublessee shall pay Sublessor for such costs within thirty (30) days of delivery of an invoice therefor.  Upon the termination of this Sublease, Sublessee shall remove all of its personal property and surrender the Premises in the condition required under the Master Lease.

13.       Right to Cure Defaults.  If Sublessee fails to perform any act on its part to be performed hereunder, Sublessor may, but shall not be obligated to, after passage of any applicable notice and cure periods (except in the case of an emergency, in which case no cure period is required), make such payment or perform such act.  All such sums paid, and all reasonable costs and expenses of performing any such act, shall be deemed additional rent payable by Sublessee to Sublessor upon demand.

14.       Right to Enter.  Provided Sublessor complies with all of Sublessee’s reasonable security measures, Sublessor or its agents may, upon reasonable notice, enter the Premises at any reasonable time for the purpose of inspecting the same, supplying any service to be provided by Sublessor to Sublessee or for any other purpose permitted under this Sublease.

15.       Quiet Enjoyment; Sublessor’s Obligations.  Sublessee shall peacefully have, hold and enjoy the Premises, subject to the terms and conditions of this Sublease.  Sublessor shall perform all of its obligations under the Master Lease to the extent Sublessee has not expressly agreed to perform such obligations under this Sublease.  Except as otherwise provided in Section 4 of this Sublease regarding Sublessor’s right to exercise any early termination rights that Sublessor may have under the Master Lease, Sublessor shall not terminate or take any action which could give rise to the right of Master Lessor to terminate the Master Lease, amend or waive any provisions under the Master Lease or make any elections, exercise any right or remedy or give any approval under the Master Lease that could result in a substantial interference with Sublessee’s use of the Premises or materially increase Sublessee’s obligations or decrease Sublessee’s rights under this Sublease without, in each instance, Sublessee’s prior written consent.  Sublessor, with respect to the obligations of Master Lessor under the Master Lease, shall request Master Lessor in writing to perform such obligations as and when requested to do so by Sublessee, and to use Sublessor’s reasonable efforts to obtain Master Lessor’s performance.

16.       Hazardous Materials.  Sublessee shall not, without the prior written consent of Sublessor, use, store, transport or dispose of any Hazardous Material in or about the Premises, except for Hazardous Materials of a type and in amounts used by Sublessee immediately prior to the Commencement Date, to the extent permitted under the Master Lease.  Sublessee, at its sole cost, shall comply with all laws and the provisions of the Master Lease relating to its use of Hazardous Materials.  If Hazardous Materials stored, used, disposed of, emitted, or released on or about the Building by Sublessee or its agents, employees or contractors result in contamination of the Building or the water or soil thereunder, then Sublessee shall promptly take any and all action necessary to clean up such contamination as required by law and the provisions of the Master Lease.  Sublessee shall indemnify, defend, protect, and hold Sublessor and Sublessor’s officers, directors, employees, successors and assigns harmless from and against, all losses, damages, claims, costs, and liabilities, including attorneys’ fees and costs, arising out of Sublessee’s use, disposal, storage, transport or introduction of Hazardous Materials on or about the Building during the Term in violation of applicable law or the provisions of the Master Lease.  If Hazardous Materials stored, used, disposed of, emitted, or released on or about the Building by Sublessor or its agents, employees or contractors result in contamination of the Building or the water or soil thereunder, then Sublessor shall promptly take any and all action necessary to clean up such contamination as required by law and the provisions of the Master Lease.  Sublessor shall indemnify, defend, protect, and hold Sublessee and Sublessee’s officers, directors, employees, successors and assigns harmless from and against, all losses, damages, claims, costs, and liabilities, including attorneys’ fees and costs, arising out of Sublessor’s use, disposal, storage, transport or introduction of Hazardous Materials on or about the Building during the Term in violation of applicable law or the provisions of the Master Lease. “Hazardous Materials” shall mean any material or substance that is now or hereafter designated by any applicable governmental authority to be, or regulated by an applicable governmental authority as, radioactive, toxic, hazardous or otherwise a danger to health, reproduction or the environment, including, without limitation, asbestos and petroleum products.

17.       Parking; Signage.  Sublessee shall have the right to use its Pro Rata Share of the parking spaces available to Sublessor under the Master Lease. Sublessor may, in Sublessor’s sole and absolute discretion, upon request by Sublessee, request Master Lessor to provide Sublessee with directory and other signage, in accordance with a design and at a location acceptable to Master Lessor, Sublessor and Sublessee and in accordance with all applicable laws.

18.       Miscellaneous.  This Sublease shall in all respects be governed by and construed in accordance with the laws of the state in which the Premises are located.  If any term of this Sublease is held to be invalid or unenforceable by any court of competent jurisdiction, then the remainder of this Sublease shall remain in full force and effect to the fullest extent possible under the law, and shall not be affected or impaired.  This Sublease may not be amended except by the written agreement of all parties hereto.  Time is of the essence with respect to the performance of every provision of this Sublease in which time of performance is a factor.  Any executed copy of this Sublease shall be deemed an original for all purposes.  This Sublease shall, subject to the provisions regarding assignment and subletting, apply to and bind the respective heirs, successors, executors, administrators and assigns of Sublessor and Sublessee.  The language in all parts of this Sublease shall in all cases be construed as a whole according to its fair meaning, and not strictly for or against either Sublessor or Sublessee.  The captions used in this Sublease are for convenience only and shall not be considered in the construction or interpretation of any provision hereof.  When a party is required to do something by this Sublease, it shall do so at its sole cost and expense without right of reimbursement from the other party unless specific provision is made therefor.  Whenever one party’s consent or approval is required to be given as a condition to the other party’s right to take any action pursuant to this Sublease, unless another standard is expressly set forth, such consent or approval shall not be unreasonably withheld or delayed.  This Sublease may be executed in counterparts.

[Signature page follows.]

IN WITNESS WHEREOF, the parties have executed this Sublease as of the date first written above.

SUBLESSOR:	SUBLESSEE:

,	,
a Delaware corporation	a Delaware corporation

By:	By:
Name:	Name:
Its:	Its:

EXHIBIT A

THE PREMISES, INCLUDING SHARED AREAS

EXHIBIT B

MASTER LEASE

SCHEDULE 4

FORM LEASE

LEASE

This Lease (this “Lease”) is entered into between                                         , a Delaware corporation (“Landlord”) and                                         , a Delaware corporation (“Tenant”) as of June     , 2014, for identification purposes only.

1.                                      Premises and Lease Conditions.

a.                                      Premises.  Landlord is currently a wholly owned subsidiary of Tenant.  Landlord and Tenant are entering into this Lease to accommodate the intended future separation of Tenant from Landlord into two separate independent publicly traded companies (the “Separation”).  To effectuate the Separation, Landlord and Tenant intend to enter into a “Separation and Distribution Agreement” and a “Real Estate Matters Agreement”, pursuant to which, among other matters, Tenant intends to lease certain premises consisting of approximately            square feet (the “Premises”) in the building(s) (the “Building(s)”) located at                                                           , which is(are) part of a larger building facility project owned by Landlord (the “Project”), as more particularly described on Exhibit A attached hereto and made a part hereof).

b.                                      Lease Conditions.  This Lease and Landlord’s and Tenant’s rights and obligations hereunder are expressly subject to and conditioned on (collectively, the “Lease Conditions”) the parties’ consummation of the Separation and Distribution Agreement and the Real Estate Matters Agreement, which the parties anticipate will occur on August 1, 2014.  Subject to and conditioned on the satisfaction of the Lease Conditions, Tenant hereby leases from Landlord, and Landlord hereby leases to Tenant, the Premises upon the terms and conditions set forth herein.  In connection with its use of the Premises, Tenant shall also have the non-exclusive right to use, subject to Landlord’s reasonable rules and regulations, the hallways, stairways, restrooms, kitchens, break rooms, loading dock and other areas of the Project that may be reasonably necessary for Tenant’s use of the Premises (the “Shared Areas”), as shown on Exhibit A hereto.

2.                                      Term.  The term of this Lease (the “Term”) shall commence on the later of (the “Commencement Date”) (i) August 1, 2014, and (ii) the date by which the Lease Conditions have been satisfied, and end on July 31, 20     (the “Expiration Date”), unless this Lease is sooner terminated or extended pursuant to its terms.  If for any reason any of the Lease Conditions are not satisfied by December 1, 2014, then this Lease shall automatically be deemed void and of no further force or effect.

a.                                      Options to Extend Term:  Landlord grants to Tenant the following options (each an “Extension Option”) to extend the Term (each an “Extended Term”) on all the provisions contained in this Lease (with the exception of any Extension Options exercised under

this Section 2(a)):                          (    ) options to extend the Term each for an additional term of                          (    ) months commencing when the initial or then-existing Extended Term, if applicable, expires.  Tenant may exercise its option(s) of extension by giving written notice to Landlord at least one hundred eighty (180) days before the expiration of the initial Term or Extended Term, as the case may be (the “Exercise Deadline”).  The time of such exercise being of the essence and, therefore, if Tenant fails to give Landlord its irrevocable written notice of its exercise of the applicable Extension Option within the applicable Exercise Deadline, then such Extension Option shall expire and be of no further force or effect and the Term (or the then-existing Extension Term, as applicable) shall expire on the Expiration Date (otherwise then applicable).  Subject to the provisions of this Section 2.a, upon the giving of suhch notice, this Lease and the Term (or then Extended Term, as applicable) shall be extended without execution or delivery of any other or further documents, with the same force and effect as if the applicable Extended Term had originally been included in the Term, except that the Rental Component of the Occupancy Cost shall be as set forth in Section 3.a.  Notwithstanding the foregoing: (i) an Extension Option shall be exercised by Tenant, if at all, only with respect to the entire Premises; (ii) if there are more than one Extension Options, then all such Extension Options must be exercised consecutively (i.e., a second and any additional Extension Option may be exercised only if the first and any additional preceding Extension Options, as applicable, have been duly exercised by Tenant); and (iii) if there is any uncured default by Tenant either at the time Tenant exercises an Extension Option or upon the commencement of the applicable Extended Term, Landlord shall have, in addition to all of Landlord’s other rights and remedies provided in this Lease, the right to terminate such Extension Option and to nullify unilaterally Tenant’s exercise of such Extension Option, in which event this Lease shall expire on the Expiration Date (otherwise then applicable), unless this Lease is sooner terminated pursuant to its terms, and Tenant shall have no further rights under this Lease to renew or extend the Term.

3.                                      Rent.  Tenant shall pay Landlord as rent for the Premises for each month during the Term, without setoff or deduction, an amount equal to the monthly Occupancy Cost of the Premises, including use of the Shared Areas.  As used herein, “Occupancy Cost” shall mean (i) the “triple net” rental value of the Premises, which the parties have agreed is                                                               (                ) per month (the “Rental Component”) and (ii) Tenant’s pro rata share (as set forth in Exhibit B attached hereto and referred to herein as “Tenant’s Pro Rata Share”) of Landlord’s operating expenses for the Project, which operating expenses are more particularly described on Exhibit B attached hereto and made a part hereof (the “Non-Rental Component”).  Tenant’s Pro Rata Share of the utility expense portion of the Non-Rental Component (referred to herein as the “Utility Charges”) will be billed to Tenant separately from all of the other operating expenses comprising the Non-Rental Component (all such other operating expenses are referred to herein as the “Operating Expense Charges”).  All amounts required to be paid by Tenant under this Lease other than the Occupancy Cost shall be deemed Additional Rent (which, collectively with the Occupancy Cost, shall be deemed “Rent”).  Rent shall be made payable to the entity, and sent to the address, Landlord designates in writing to Tenant and shall be made by good and sufficient check or by other means acceptable to Landlord.

a.                                      Rental Component of Occupancy Cost.  The monthly Rental Component of Occupancy Cost is due and payable by Tenant to Landlord on the first day of each month during the Term.  The Rental Component of Occupancy Cost payable under this Lease for any period which is less than one (1) month shall be a pro rata portion of the monthly installment based on such partial month.  Notwithstanding the provisions of clause (i) of the second sentence of Article 3 above, if Tenant exercises its option(s) to extend the Term pursuant to Section 2(a) above, then the Rental Component of Occupancy Cost for such Extended Term shall be adjusted to equal the Fair Market Rent (as defined below) in effect at the commencement of such Extended Term; provided, however, that the amount of any such adjusted Rental Component shall not be less than ninety percent (90%), nor more than one hundred ten percent (110%), of the Rental Component in effect during the last month of the initial Term or then-preceding Extended Term (if Tenant has more than one Extension Option right), as the case may be.  The Rental Component, as so adjusted, along with the Non-Rental Component (which shall continue to be payable by Tenant to Landlord during any such Extended Term in accordance with the procedures set forth below) shall constitute the Occupancy Cost for an Extended Term.

(i)                                     Fair Market Rent. The term “Fair Market Rent” for purposes of determining the Rental Component during an Extended Term shall mean the base monthly rent generally applicable to leases at comparable class buildings of comparable size, age and quality of the Premises in the market area in which the Project is located as of the first day of the Extended Term by giving due consideration for the quality of the Premises and Project and improvements therein (including the quality of the then existing improvements in the Premises), the quality for credit tenants, for a term comparable to the Extended Term at the time the commencement of the Extended Term is scheduled to commence, and for comparable space that is not subleased or subject to another party’s expansion rights or not leased to a tenant that holds an ownership interest in the landlord, taking into account the rental structure, including, without limitation, rental rates per rentable square foot (including whether gross or net, and if gross adjusting for base year or expense stop), additional rental, all other payments and escalations, the size of the Premises compared to the size of the premises of the comparison leases, location, floor levels and efficiencies of the floor(s) for which the determination is being made, free rent, moving expenses and other cash payments, monetary concessions provided to Tenant, the age and quality of construction of the Project, and leasehold improvements and/or allowances, including the amounts thereof in renewal leases, and otherwise subject to the terms and conditions of this Lease that will be applicable during the Extended Term.

(ii)                                  Procedure to Determine Fair Market Rent.  Landlord shall notify Tenant in writing of Landlord’s determination of the Fair Market Rent (“Landlord’s FMR”) within thirty (30) days after receipt of the Extension Option Notice.  Within thirty (30) days after Tenant’s receipt of such written notice of Landlord’s FMR, Tenant shall have the right either to: (i) accept Landlord’s FMR, or (ii) elect to have the Fair Market Rent determined in accordance with the appraisal procedure set forth below.  The failure of Tenant to deliver timely written notice of its election under the preceding sentence shall be deemed an acceptance of Landlord’s FMR.  The election (or deemed election) by Tenant under this section shall be non-revocable and binding on the parties.

(iii)                               Appraisers.  If Tenant has elected to have the Fair Market Rent determined by an appraisal, then within ten (10) days after receipt of Tenant’s written notice of such election, each party, by delivering written notice to the other party, shall appoint a broker to render a written opinion of the Fair Market Rent for the Extended Term.  Each broker must be a real estate broker licensed in the State where the Building is located for at least five years and with at least five years’ experience in the appraisal of rental rates of leases or in the leasing of space in buildings in the area in which the Project is located and otherwise unaffiliated with either Landlord or Tenant.  The two brokers shall render their written opinion of the Fair Market Rent for the Extended Term to Landlord and Tenant within thirty (30) days after the appointment of the second broker.  If the Fair Market Rent of each broker is within ten percent (10%) of each other, then the average of the two appraisals of Fair Market Rent shall be the Fair Market Rent for the Extended Term.  If one party does not appoint its broker in a timely fashion as provided above, then the one timely appointed shall determine the Fair Market Rent.  The Fair Market Rent so determined under this section shall be binding on Landlord and Tenant.  If the Fair Market Rent determined by the brokers is more than ten percent (10%) apart, then the two brokers shall pick a third broker within ten (10) days after the two brokers have rendered their opinions of Fair Market Rent as provided above.  If the two brokers are unable to agree on the third broker within said ten (10) day period, Landlord and Tenant shall mutually agree on the third broker within ten (10) days thereafter.  If the parties do not agree on a third qualified broker within such ten-(10) day period, then at the request of either Landlord or Tenant, such third broker shall be promptly appointed by the then Presiding Judge of the trial court of the County in which the Project is located. The third broker shall be a person who has not previously acted in such capacity for either party and must meet the qualifications stated above.  Within thirty (30) days after its appointment, the third broker (the “Third Party”), Landlord’s broker and Tenant’s broker shall reach a decision as to whether the parties shall use the appraisal made by the Landlord’s or Tenant’s broker as the Fair Market Rent for the Extended Term, and shall notify Landlord and Tenant thereof.  The three brokers may not offer any different opinion or recommendation of Fair Market Rent.  The decision of the majority of the three brokers shall be binding upon Landlord and Tenant. The Fair Market Rent determined in accordance with the foregoing procedure shall be binding on the parties.  Each party shall bear the cost of its own appraiser and one-half (1/2) the cost of the third appraiser. After the Fair Market Rent for the Extended Term has been established in accordance with the foregoing procedure, Landlord and Tenant shall promptly execute an amendment to the Lease to reflect the Rental Component for the Extended Term.

(iv)                              Extension Option is Personal  The foregoing option to extend is personal to the original Tenant signing the Lease and may not be assigned or transferred to any other party without the prior express written approval of Landlord, which approval may be granted or withheld in Landlord’s sole and absolute discretion.

b.                                      Non-Rental Component of Occupancy Cost.  The Utility Charges portion of the Non-Rental Component of Occupancy Cost shall be based on the actual monthly costs incurred by Landlord with respect to the Term for the common utility services serving the Premises and Project.  Landlord shall invoice Tenant for Tenant’s Pro Rata Share of such charges on a monthly basis and Tenant shall pay such charges, without any deduction or offset, within thirty (30) days after its receipt of Landlord’s invoice, provided that if the Term terminates or expires before Tenant’s Pro Rata Share of such charges can be determined, then Tenant’s obligation to pay such charges to Landlord shall survive the expiration or earlier termination of this Lease.  Tenant shall pay Tenant’s Pro Rata share of the Operating Expense

Charges portion of the Non-Rental Component as follows:  Landlord shall provide Tenant with a good faith estimate of the Operating Expense Charges for each Fiscal Year (as used herein, the term “Fiscal Year” means the period beginning on November 1st of a year and ending on October 31st of the following year) or portion thereof during the Term.  Landlord’s estimate of Tenant’s Pro Rata Share of the Operating Expense Charges payable to Landlord on the first day of each month during the period commencing on the Commencement Date and ending on October 31, 2014 is                                                            Dollars ($                                ).  Thereafter, to assist Tenant with its budget forecasting, Landlord shall endeavor to provide Tenant with Landlord’s monthly estimate of Tenant’s Pro Rata Share of the Operating Expense Charges for each succeeding Fiscal Year during the Term by no later than July 31st of each preceding Fiscal Year during the Term, as applicable, with the understanding that any such new monthly estimate provided by Landlord for a succeeding Fiscal Year will not be due or payable by Tenant until the commencement of such succeeding Fiscal Year on November 1st of that year (and notwithstanding that Landlord previously provided such estimate to Tenant on or before July 31st of that year). As soon as is practical following the end of each Fiscal Year during the Term, Landlord shall furnish Tenant with a statement of the actual Operating Expense Charges for the prior Fiscal Year.  If Tenant’s Pro Rata Share of the estimated Operating Expense Charges for the prior Fiscal Year is more than the actual Operating Expense Charges for the prior Fiscal Year, then Landlord shall either provide Tenant with a refund or apply any such overpayment against Tenant’s Pro Rata Share of Operating Expense Charges due or next becoming due, provided that if the Term expires before the determination of the overpayment, Landlord shall refund any overpayment to Tenant after first deducting the amount of Rent due.  If Tenant’s Pro Rata Share of the estimated Other Operating Expense Charges for the prior Fiscal Year is less than the Tenant’s Pro Rata Share of the actual Other Operating Expense Charges for such prior Fiscal Year Tenant shall pay Landlord, within 30 days after its receipt of the statement of actual Other Operating Expense Charges any underpayment for the prior Fiscal Year.

4.                                      Use; Compliance with Laws; Rules.  Tenant may use the Premises only for the uses made of the Premises by Tenant immediately prior to the Commencement Date.  Tenant shall promptly observe and comply with all laws, recorded covenants, conditions and restrictions, private agreements, and any other recorded instruments affecting the use of the Premises and Project; provided, however, that Tenant shall not be required to comply with any laws requiring the construction of alterations in the Premises or the Project, unless due to Tenant’s particular use of the Premises or any alterations or improvements to the Premises made by or on behalf of Tenant after the Commencement Date.  Tenant shall not do or permit anything to be done in, about or with respect to the Premises which would (a) injure the Premises or (b) vibrate, shake, overload, or impair the efficient operation of the Premises or the building systems located therein.  Tenant shall observe and comply with, and shall cause its employees to observe and comply with, reasonable rules and regulations governing the Project as may from time-to-time be promulgated by Landlord upon twenty (20) days prior written notice to Tenant, and such rules and regulations as provided in Exhibit C attached hereto and made a part hereof. Subject to factors beyond Landlord’s control and subject to the other provisions of this Lease, including, without limitation, Sections 13 and 14, during the Term, Tenant shall have access to the Premises and entry access to the Building twenty-four (24) hours per day, seven (7) days per week year round. [FOR CALIFORNIA OWNED SITES ONLY - For purposes of Section 1938 of the

California Civil Code, Landlord hereby discloses to Tenant, and Tenant hereby acknowledges, that the Premises have not undergone inspection by a Certified Access Specialist (CASp).]

5.                                      Insurance.

a.                                      Landlord’s Insurance: Landlord shall maintain for the duration of the Term, at Landlord’s sole cost, a policy of “all risk” property insurance insuring the Premises and Project to at least 95% of replacement value.

b.                                      Tenant’s Insurance:  Tenant shall maintain for the duration of the Term, at Tenant’s sole cost, the following insurance coverages and limits against claims for injuries to persons or damages to property which may arise from or in connection with the operations performed by the Tenant on or about the Premises and Project:

(i)                                     General Liability:  Not less than $5,000,000 per occurrence for bodily injury, personal injury and property damage.  If Commercial General Liability Insurance or other form with a general aggregate limit is used, either the general aggregate limit shall apply separately to the Project or the general aggregate limit shall be twice the required occurrence limit;

(ii)                                  Automobile Liability:  Not less than $5,000,000 per accident for bodily injury and property damage;

(iii)                               Employers Liability:  Not less than $5,000,000 per accident for bodily injury or disease;

Excess liability insurance may be used by Tenant to meet the policy limit requirements under clauses (i), (ii) and (iii) above. Further, the general liability and the automobile liability policies referenced above in clauses (i) and (ii) above, respectively, are to contain, or be endorsed to contain, the following provisions: (1) Landlord, its officers, directors and employees are covered as additional insureds with respect to liability arising out of automobiles owned, leased, hired or borrowed by or on behalf of Tenant, and with respect to liability arising out of work or operations performed by or on behalf of Tenant on or about the Premises, including materials, parts, or equipment furnished in connection with such work or operations; and (2) for any claims related to the Premises or work performed by the Tenant on or about the Premises, Tenant’s insurance coverage shall be primary insurance to Landlord, and Landlord’s officers, directors and employees.  Any insurance or self-insurance maintained by Landlord shall be excess of Tenant’s insurance and shall not contribute with it.

(iv)                              Property Insurance:  Full replacement value and to include broad form coverage insuring Tenant’s inventory, tenant improvements, fixtures, equipment and belongings on or serving the Premises;

(v)                                 Verification of Coverage: Tenant shall furnish Landlord with certificates and amendatory endorsements effecting all of the insurance coverages required by this Section 5(b).

(vi)                              Use of Contractors: Any contractors performing work in the Premises on behalf of Tenant must satisfy all of the insurance requirements that Tenant is required to satisfy under this Section 5(b) and provide certificates of insurance to Landlord confirming the same prior to the commencement of any such work.

6.                                      Taxes.  Landlord shall pay before delinquency all real property taxes on the Project, subject to reimbursement by Tenant of Tenant’s Pro Rata Share of such taxes as Operating Expense Charges.  Tenant shall pay before delinquency all taxes imposed against Tenant’s personal property.

7.                                      Release and Waiver of Subrogation.  Notwithstanding anything to the contrary herein, Landlord and Tenant hereby release each other, and their respective agents, employees, subtenants, and contractors, from all liability for damage to any property that is caused by or results from a risk which is actually insured against or which would normally be covered by “all risk” property insurance, without regard to the negligence or willful misconduct of the entity so released.

8.                                      Indemnity.  Each party shall defend, indemnify, protect and hold harmless the other from and against any and all liability, loss, claim, damage and cost (including attorneys’ fees) to the extent due to the negligence or willful misconduct of the indemnifying party or its agents, employees or contractors or the indemnifying party’s violation of the terms of this Lease.  This indemnification shall survive the termination of this Lease.  Notwithstanding the foregoing or anything to the contrary contained in this Lease, in no event shall either party hereto be liable to the other party hereto for any consequential (including, without limitation, any injury to the other party’s business or loss of income or profit therefrom), punitive or exemplary damages incurred in connection with this Lease.

9.                                      Hazardous Materials.  Tenant shall not, without the prior written consent of Landlord, use, store, transport or dispose of any Hazardous Material in or about the Premises or Project, except for Hazardous Materials of a type and in amounts used by Tenant immediately prior to the Commencement Date.  Tenant, at its sole cost, shall comply with all laws relating to its use of Hazardous Materials during the Term.  If during the Term Hazardous Materials stored, used, disposed of, emitted, or released on or about the Building by Tenant or its agents, employees or contractors result in contamination of the Building or the water or soil thereunder, then Tenant shall promptly take any and all action necessary to clean up such contamination as required by law.  Tenant shall indemnify, defend, protect and hold Landlord and its officers, directors, employees, successors and assigns harmless from and against, all losses, damages, claims, costs and liabilities, including attorneys’ fees and costs, arising out of Tenant’s introduction, use, discharge, disposal, storage or transport of Hazardous Materials on or about the Building during the Term in violation of applicable law. “Hazardous Materials” shall mean any material or substance that is now or hereafter designated by any applicable governmental authority to be, or regulated by any applicable governmental authority as, radioactive, toxic, hazardous or otherwise a danger to health, reproduction or the environment, including, without limitation, asbestos and petroleum products.  Notwithstanding the foregoing, nothing herein shall be deemed to alter or otherwise limit any of Tenant’s or Landlord’s rights or obligations under that certain “Real Estate Matters Agreement” between the parties,  which the parties anticipate will be effective as of August 1, 2014, and to the extent there is any inconsistency between the terms and conditions of the Real Estate Matters Agreement and this Lease, the terms and conditions of the Real Estate Matters Agreement shall govern and control.

10.                               Repairs.  Tenant accepts the Premises in “as is” condition.  Tenant shall maintain in good order and condition the Premises; provided, however, that Tenant shall in no event be required to perform any repairs and maintenance (a) necessitated by the acts or omissions of Landlord or its agents, employees or invitees, (b) to any of the building systems servicing the Premises or any structural portions of the Premises, or (c) which could be properly treated as a capital expenditure under generally accepted accounting principles as in effect from time to time, with the exception that Tenant shall be obligated to repair and maintain any alterations or improvements to the Premises that are made and paid for by Tenant after the Commencement Date, regardless of whether such repair or maintenance work would constitute a capital expenditure.  Except for obligations which are Tenant’s responsibility pursuant to the preceding sentence, Landlord shall maintain the Premises and Project in good, working order.

11.                               Alterations.  No alterations or improvements shall be made to the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld.  All work performed in connection with alterations shall comply within all laws and applicable requirements of insurance carriers and shall be performed in a good and workmanlike manner by a licensed contractor approved by Landlord.  Tenant shall keep the Premises and Project free of any liens arising out of work performed by or for Tenant.  All alterations or improvements that cannot be removed without material damage to the Premises shall be deemed part of the Premises upon installation.  Unless Landlord waives such right in writing at the time it consents to any alteration or improvements, Landlord shall have the right to require Tenant to remove any alterations or improvements it constructs in the Premises upon the termination of this Lease and to repair any damage to the Premises and Project caused by such removal.

12.                               Services.  Landlord shall provide to Tenant the utilities and services to the Premises (at the levels provided immediately prior to the Commencement Date) described in Exhibit B attached hereto.  Landlord shall not, however, be liable for the interruption of any such services or utilities for causes beyond Landlord’s reasonable control.  Tenant shall contract for and pay directly when due any and all other utilities and services used by Tenant in the Premises prior to the Commencement Date.

13.                               Damage.  If the Premises or any portions of the Project serving the Premises are damaged by any peril, Landlord shall restore the Premises and such portions of the Project to substantially the same condition as existed immediately prior to such damage, unless this Lease is terminated by Landlord or Tenant as set forth below.  Landlord shall have the right to terminate this Lease, which option may be exercised by delivery to Tenant of a written notice within sixty (60) days after the date of such damage, in the event that:  (a) the Premises or portions of the Project serving the Premises are damaged by a peril both not covered by the type of insurance Landlord is required to carry under this Lease and not actually covered by valid and collectible insurance carried by Landlord to such an extent that the estimated cost to restore the such areas exceeds ten percent (10%) of the then actual replacement cost thereof (and Tenant does not agree to pay the uninsured amount); or (b) the damage to the Premises or portions of the Project serving the Premises cannot reasonably be restored within one hundred eighty (180) days.  If the Premises or portions of the Project serving the Premises are damaged due to any peril, Tenant shall be entitled to an abatement of all Rent to the extent of the interference with Tenant’s use of the Premises occasioned thereby.  If the damage resulting therefrom cannot be (or is not in fact) repaired within one hundred eighty (180) days following the occurrence of such event, then Tenant also shall be entitled to terminate this Lease by delivery of written notice of termination to Landlord at any time prior to restoration of such damage.

14.                               Condemnation.  If all or any part of the Premises is taken by the exercise of the power of eminent domain or a voluntary transfer in lieu thereof (a “Condemnation”), this Lease shall terminate as to the part of the Premises taken.  If the Premises cannot be restored within one hundred eighty days (180) days of the Condemnation and made reasonably suitable for Tenant’s continued occupancy, then Tenant shall have the right to terminate this Lease by delivery of written notice to Landlord within thirty (30) days after such Condemnation.  If this Lease is not terminated following a Condemnation, Landlord shall make all repairs and alterations that are reasonably necessary to make the portion of the Premises not taken a complete architectural unit reasonably suitable for Tenant’s occupancy, and Rent shall be reduced in proportion to the reduction in utility to the Premises following the Condemnation.  Tenant shall be entitled to receive any Condemnation proceeds for the unamortized value of alterations installed in the Premises at Tenant’s expense, Tenant’s relocation and moving costs and lost goodwill.  The balance of the award shall be the property of Landlord.

15.                               Assignment and Subletting.  Tenant may not assign this Lease, sublet the Premises or permit any use of the Premises by another party (collectively, “Transfer”), without the prior written approval of Landlord, which approval may be granted or withheld in Landlord’s sole and absolute discretion, except in connection with a Transfer resulting from a Reorganization (defined below), in which case, Landlord’s consent to the Transfer resulting from a Reorganization shall not be unreasonably withheld.  Landlord shall inform Tenant of Landlord’s approval or disapproval of the proposed Transfer within thirty (30) days after Landlord’s receipt of Tenant’s written request for approval of the proposed Transfer.  Landlord’s consent to one Transfer shall not constitute consent to a subsequent Transfer. No Transfer shall affect the continuing primary liability of Tenant (which, following the Transfer, shall be joint and several with the assignee), and Tenant shall not be released from performing any of the terms, covenants and conditions of this Lease.

a.                                      Reorganization.  As used herein, the term “Reorganization” shall mean an assignment or transfer by operation of law or otherwise in connection with a merger, consolidation, reorganization, stock or asset sale or other like transaction by Tenant.  Without limiting other situations in which it may be reasonable for Landlord to withhold its consent to a proposed Transfer resulting from a Reorganization by Tenant, Landlord and Tenant agree that it shall be reasonable for Landlord to withhold its consent in any one or more of the following situations: (i) in Landlord’s reasonable judgment, the financial strength, credit, character or business or professional standing of the proposed transferee at the time of the proposed Transfer is not sufficient for the performance of the applicable obligations of the Tenant under this Lease (as they apply to the subject portion of the Premises at issue); (ii) a proposed transferee whose impact or effect on Landlord’s operations on the Project or the common facilities or the utility, efficiency or effectiveness of any utility or telecommunication system serving the Project, would be materially adverse or materially disadvantageous or require material improvements or changes to the Project; (iii) the existence of any monetary or material non-monetary default by Tenant under this Lease beyond any applicable notice and cure periods; (iv) Landlord reasonably determines that the proposed Transfer would have the effect of materially increasing the expenses associated with operating, maintaining and repairing the Project; (v) the proposed transferee will use, store or handle Hazardous Materials (defined above) in or about the Premises of a type, nature or quantity not then reasonably acceptable to Landlord and which require a governmental use permit; or (vi) the proposed transferee is engaged either directly or indirectly (through an affiliated entity or otherwise) in any business line or product that competes with that of Landlord.  Notwithstanding the foregoing, if Tenant has requested Landlord’s approval of any proposed Transfer resulting from a Reorganization, the proposed Transfer and Reorganization are not a subterfuge by Tenant to avoid its obligations under this Lease, and Landlord has elected to disapprove the Transfer resulting from the Reorganization for any reason other than that set forth in clause (iii) above, then Tenant shall have the right to provide Landlord with written notice of Tenant’s intention to terminate this Lease within thirty (30) days after the date by which Tenant has received Landlord’s written disapproval of the proposed Transfer, and Tenant shall be entitled to terminate this Lease within one hundred eighty (180) days following the end of such thirty (30)-day period.

16.                               Default.  Tenant shall be in default of its obligations under this Lease if any of the following events occur:  (a) Tenant fails to pay any Rent when due, when such failure continues for ten (10) business days after written notice from Landlord to Tenant of a delinquency; (b) Tenant fails to perform any term, covenant or condition of this Lease (except those requiring payment of Rent) and fails to cure such breach within thirty (30) days after delivery of a written notice specifying the nature of the breach; provided, however, that if more than thirty (30) days reasonably are required to remedy the failure, then Tenant shall not be in default if Tenant commences the cure within the thirty (30) day period and thereafter diligently endeavors to complete the cure; (c) Tenant makes a general assignment of its assets for the benefit of its creditors, including attachment of, execution on, or the appointment of a custodian or receiver with respect to a substantial part of Tenant’s property or any property essential to the conduct of its business; or (d) a petition is filed by or against Tenant under the bankruptcy laws of the United States or any other debtors’ relief law or statute, unless such petition is dismissed within sixty (60) days after filing.

17.                               Remedies.  In the event of any default by Tenant, Landlord shall have the following remedies, in addition to all other rights and remedies provided by any law or otherwise provided in this Lease, to which Landlord may resort cumulatively or in the alternative:

a.                                      Landlord may, at Landlord’s election, keep this Lease in effect and enforce by an action at law or in equity all of its rights and remedies under this Lease, including (i) the right to recover the Rent and other sums as they become due by appropriate legal action, (ii) the right to make payments required of Tenant or perform Tenant’s obligations and be reimbursed by Tenant for the cost thereof, (iii) the remedies of injunctive relief and specific performance to compel Tenant to perform its obligations under this Lease, and (iv) the right to recover the Rent as it becomes due under this Lease.

b.                                      Landlord may, at Landlord’s election, terminate this Lease by giving Tenant written notice of termination, in which event this Lease shall terminate on the date set forth for termination in such notice.  Any such termination shall not relieve Tenant from its obligation to pay sums then due Landlord or from any claim against Tenant for damages or Rent previously accrued or then accruing.  In the event Landlord terminates this Lease, Landlord shall be entitled, at Landlord’s election, to damages in an amount as permitted under applicable law, including, without limitation:  (i) the worth at the time of award of the amount by which the unpaid Rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided, computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%); and (ii) any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant’s failure to perform Tenant’s obligations under this Lease, or which in the ordinary course of things would be likely to result therefrom.

c.                                       Landlord waives any right by statute, common law, contract or otherwise for distraint, landlord’s lien or any other similar right or remedy with respect to the personal property of Tenant.

18.                               Right to Cure Defaults.  If Tenant fails to pay any sum of money to Landlord, or fails to perform any other act on its part to be performed hereunder, then Landlord may, but shall not be obligated to, after passage of any applicable notice and cure periods (except in the case of an emergency, in which case no cure period is required), make such payment or perform such act.  All such sums paid, and all reasonable costs and expenses of performing any such act, shall be deemed Additional Rent payable by Tenant to Landlord upon demand.

19.                               Surrender; Holdover.  Prior to expiration or earlier termination of this Lease, Tenant shall remove all of its personal property and equipment and shall surrender the Premises to Landlord broom clean, in the same condition as exists on the Commencement Date, reasonable wear and tear, alterations or other improvements in the Premises that Tenant is permitted to surrender at the expiration or earlier termination of this Lease, and damaged caused by casualty or condemnation excepted.  Additionally, Tenant shall be obligated to remove any and all of its Building and exterior identification signage that was installed on or about the Premises or Project pursuant to Section 27 below and repair any damage caused by such removal.  If the Premises are not so surrendered or Tenant’s identification signage is not so removed, then Tenant shall be liable to Landlord for all costs incurred by Landlord in returning the Premises and Project to the required condition.  If Tenant gives Landlord written notice at least ninety (90) days before the expiration date of the Term, Tenant may extend the expiration date of the Term for a period not to exceed ninety (90) days, on the same terms and conditions as applicable during the last month of the Term, including without limitation, the Base Rent amount payable for such month.  In the event that Tenant does not surrender the Premises upon the expiration (as it may be extended pursuant to the preceding sentence) or earlier termination of this Lease as required above, Tenant shall indemnify, defend, protect and hold harmless Landlord from and against all loss, cost, claim, damage and liability resulting from Tenant’s delay in surrendering the Premises and pay Landlord holdover rent in an amount equal to one hundred fifty percent (150%) of the Occupancy Cost payable under this Lease during the last month of the Term.

20.                               Estoppel Certificates.  Within ten (10) calendar days after receipt of written demand by either party, the other party shall execute and deliver to the requesting party an estoppel certificate (a) certifying that this Lease is unmodified and in full force and effect or, if modified, the nature of such modification; (b) acknowledging, to the best of the responding party’s knowledge, that there are no uncured defaults on the part of the requesting party; and (c) certifying such other information as is reasonably required by the requesting party.

21.                               Subordination.  This Lease is subject and subordinate to all present and future ground leases, underlying leases, mortgages, deeds of trust or other encumbrances, and all renewals, modifications and replacements thereof affecting any portion of the Building (collectively, the “Mortgages”).  Notwithstanding the foregoing, such subordination to future Mortgages shall be conditioned upon Tenant’s receipt of a recognition agreement from the holder of the applicable Mortgage in form reasonably acceptable to Tenant.

22.                               Landlord’s Right to Enter.  Provided Landlord complies with all of Tenant’s reasonable security measures, Landlord or its agents may, upon reasonable notice (except in the case of emergency), enter the Premises at any reasonable time for the purpose of inspecting the same, supplying any service to be provided by Landlord to Tenant, making necessary alterations or repairs or for any other purpose permitted under this Lease.

23.                               Late Charge.  If Tenant fails to pay to Landlord any amount due hereunder within ten (10) business days after the due date, Tenant shall pay Landlord upon demand a late charge equal to five percent (5%) of the delinquent amount accruing from the due date.  In addition, Tenant shall pay to Landlord interest on all amounts due, at the rate of the prime rate published in the The Wall Street Journal plus two percent (2%) or the maximum rate allowed by law, whichever is less, from the due date to and including the date of the payment.

24.                               Notices.  Any notice given under this Lease shall be in writing and shall be hand delivered or mailed (by registered mail, return receipt requested, postage prepaid), addressed as follows:  (a) if to Tenant:  (i) the Premises, Attn.:                                and (ii)                                         , Attn.:                                           ; and (b) if to Landlord:  (i) the Premises, Attn.:                      and (ii)                                         , Attn.:                                         .  Any notice shall be deemed to have been given when hand delivered or, if mailed, three (3) business days after mailing.

25.                               Effect of Conveyance.  As used in this Lease, the term “Landlord” means the owner of the Project, or the holder of a leasehold interest in the Project pursuant to a superior lease.   In the event of any assignment or transfer of the Project by Landlord, Landlord shall be and hereby is entirely relieved of all covenants and obligations of Landlord accruing after the date of such transfer, and it shall be deemed and construed that any transferee has assumed and shall carry out all covenants and obligations thereafter to be performed by Landlord hereunder.

26.                               Parking.  Tenant shall have the right to use throughout the Term Tenant’s Pro Rata Share of the parking spaces in the Project’s parking lot.

27.                               Signage.  Landlord may, in Landlord’s reasonable discretion, upon request by Tenant, provide Tenant with directory signage and other signage (taking into consideration Tenant’s Pro Rata Share of the Project), in accordance with a design and at a location that is mutually acceptable to Landlord and Tenant and in accordance with applicable laws.  Tenant shall reimburse Landlord for all reasonable costs incurred by Landlord in installing any such signage promptly upon Tenant’s receipt of a written invoice from Landlord.

28.                               Right of First Offer to Lease:  If at any time during the Term, Landlord determines to lease to an unaffiliated, third-party tenant any space (other than the Premises) located in the Project (the “Expansion Space”), then Landlord shall so notify Tenant in writing (the “ROFO Notice”) and Tenant shall have fifteen (15) business days after receipt of Landlord’s ROFO Notice to notify Landlord of Tenant’s intention to lease such Expansion Space.  The terms of any such lease shall be on the same terms and conditions as this Lease, including, without limitation, the then remaining term, except that the Rental Component of the Occupancy Cost per rentable square foot of Expansion Premises shall be the then Fair Market Rent of the Expansion Premises, as determined by Landlord, which rental value shall be included in Landlord’s ROFO Notice to Tenant.  If Tenant timely provides Landlord with written notice of Tenant’s election to lease the Expansion Space within said fifteen (15)-business day period, then the parties shall consummate the lease of such space by the preparation and execution of an amendment to this Lease within fifteen (15) days after Landlord’s receipt of Tenant’s notice.  If Tenant does not indicate in writing its agreement to lease the Expansion Space within said fifteen (15)-business day period, then Landlord thereafter shall have the right to lease the Expansion Space to a third party.

29.                               OFAC Compliance. Each party shall take any actions that may be required to comply with the terms of the USA Patriot Act of 2001, as amended, any regulations promulgated under the foregoing law, Executive Order No. 13224 on Terrorist Financing, any sanctions program administrated by the U.S. Department of Treasury’s Office of Foreign Asset Control or Financial Crimes Enforcement Network, or any other laws, regulations or executive orders designed to combat terrorism or money laundering, if applicable, to this Lease.  Each party represents and warrants to the other party that it is not an entity named on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Department of Treasury, as last updated prior to the date of this Lease.

30.                               Reserved.

31.                               Miscellaneous.  Each party represents that it has not had any dealings with any real estate broker, finder, or other person with respect to this Lease who is entitled to commission in connection with the execution of this Lease.  Each party shall hold harmless the other from all damages or claims that may be asserted by any broker, finder, or other person with whom the indemnifying party has purportedly dealt.  This Lease shall in all respects be governed by and construed in accordance with the laws of the state in which the Premises are located.  If any term of this Lease is held to be invalid or unenforceable by any court of competent jurisdiction, then the remainder of this Lease shall remain in full force and effect to the fullest extent possible under the law, and shall not be affected or impaired.  This Lease may not be amended except by the written agreement of all parties hereto.  Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor.  Any executed copy of this Lease shall be deemed an original for all purposes.  This Lease shall, subject to the provisions regarding assignment and subletting, apply to and bind the respective heirs, successors, executors, administrators and assigns of Landlord and Tenant.  The language in all parts of this Lease shall in all cases be construed as a whole according to its fair meaning, and not strictly for or against either Landlord or Tenant.  The captions used in this Lease are for convenience only and shall not be considered in the construction or interpretation of any provision hereof.  When a party is required to do something by this Lease, it shall do so at its sole cost and expense without right of reimbursement from the other party unless specific provision is made therefor. Whenever one party’s consent or approval is required to be given as a condition to the other party’s right to take any action pursuant to this Lease, unless another standard is expressly set forth, such consent or approval shall not be unreasonably withheld or delayed.  This Lease may be executed in counterparts.

32.                               Right of First Offer to Purchase  Provided that (a) Tenant has not assigned this Lease and (b) Tenant is not, at the time Landlord would otherwise deliver a Landlord’s Offer (defined below), subleasing more than                         % of the Premises, it being intended that all rights pursuant to this provision are and shall remain personal to the original Tenant under this Lease, and shall not be transferable or exercisable by or for the benefit of any other party, and so long as no default (beyond applicable notice and cure periods) on the part of Tenant then exists under this Lease, Tenant shall have a right of first offer to purchase Landlord’s interest in the Project on the terms and conditions provided below.  As used herein, for purposes hereof, the term “control” means the direct or indirect ownership of more than fifty percent (50%) of the voting securities of an entity or possession of the right to vote more than fifty percent (50%) of the voting interest in the ordinary direction of the entity’s affairs.

(a)                                 If Landlord decides to sell its fee interest in the Project, Landlord shall submit to Tenant a written offer (“Landlord’s Offer”) identifying the price at which Landlord is willing to offer the Project for sale based upon Landlord’s reasonable good faith belief as to the fair market value of the Project (the “Purchase Price”); provided, however, that if a sale under this Section 32 actually closes within five (5) years from the Commencement Date, then, notwithstanding the foregoing or anything to the contrary contained in this Section 32, the Purchase Price for the Project shall be equal to the Net Book Value (as defined below) of the Project as of the Commencement Date.  Within thirty (30) days after receipt of Landlord’s Offer, Tenant shall give Landlord written notice of Tenant’s rejection or unqualified and unconditional acceptance of Landlord’s Offer.  As used herein, the “Net Book Value shall mean  he allocated value of the ROFR Property as of the “Operational Separation Date” as determined and defined in the Master Separation Agreement between the parties, which the parties anticipate will be effective as of August 1, 2014.

(b)                                 If Tenant timely accepts Landlord’s Offer as provided above, Landlord shall, within ten (10) business days after Landlord’s receipt of notice of Tenant’s acceptance, submit to Tenant a Purchase and Sale Agreement prepared by Landlord’s counsel for the Project providing for (i) sale of the Project on an “as is” basis without representations or warranties of any kind except with respect to Landlord’s existence and authority to sell; (ii) a Fifty Thousand Dollar ($50,000.00) cash deposit to be paid by Tenant to Landlord upon execution of the Purchase and Sale Agreement, which shall be increased to equal three percent (3%) of the Purchase Price upon waiver of Tenant’s due diligence contingency, all of which funds shall be placed in an escrow with a nationally-recognized title company selected by Landlord and reasonably acceptable to Tenant until the closing and (A) be applied towards the Purchase Price at closing or (B) be refundable to Tenant if and only if the purchase fails to close due to no fault of Tenant (and shall otherwise be nonrefundable); (iii) all cash consideration; (iv) a due diligence period of forty-five (45) days following the date of Landlord’s receipt of Tenant’s notice of acceptance in order to complete its title, survey and other property evaluations; (v) closing within fifteen (15) days after the aforementioned due diligence period expires; (vi) allocation of closing costs (including transfer taxes and escrow fees) in accordance with El Paso County custom; (vii) no contingencies to closing other than (A) Tenant’s aforementioned due diligence period and (B) performance by the parties of their respective obligations under the Purchase and Sale Agreement; and (viii) incorporating the other terms of sale specified in Landlord’s Offer (if any).  The parties shall then have a period of up to twenty (20) business days from Tenant’s receipt of the draft Purchase and Sale Agreement within which to negotiate in good faith and execute the final form of the Purchase and Sale Agreement consistent with the foregoing.  At Tenant’s written request received by Landlord prior to the end of such negotiation period, (x) Landlord shall provide to Tenant, without representation or warranty of any kind, copies of any and all environmental and physical plant reports and studies for the Project then in Landlord’s possession and not previously delivered to Tenant and (y) Landlord shall provide Tenant with reasonable access to Landlord’s lease files for the Project to enable Tenant to review any correspondence with any governmental agencies regarding the Project, which Tenant shall be permitted to copy ((x) and (y) collectively, the “Property Documents”), all of which Property Documents shall be returned to Landlord if the closing does not occur for any reason.

(c)                                  If Tenant rejects Landlord’s Offer, then Landlord shall be free to sell its fee interest in the Project without regard to Tenant’s right of first offer to purchase at any sales price and on any terms as Landlord may elect in its sole discretion; provided, however, that if Landlord has not entered into a binding agreement to sell its fee interest in the Project within one (1) year after Landlord’s receipt of Tenant’s rejection notice, Tenant shall once again have Tenant’s right of first offer to purchase as provided in this Section 32; and provided further, however, that before entering into any agreement to sell its fee interest in the Project within such one (1)-year period after Landlord’s receipt of Tenant’s rejection notice for a price that is lower than ninety-five percent (95%) of the Purchase Price, Landlord shall first offer to sell its fee interest in the Project to Tenant at the reduced price Landlord is willing to accept, in which event Landlord’s written offer to Tenant to sell at the reduced price shall be treated as a new Landlord’s Offer subject to all of the provisions of this Section 32, except that if Tenant again rejects Landlord’s Offer (i.e., at the reduced price), then Landlord will have no further obligation for the remainder of the Term to present a Landlord’s Offer to Tenant with respect to its fee interest in the Project.  If Landlord does enter into an agreement to sell its fee interest in the

Project to a third party following Tenant’s rejection of Landlord’s Offer, and such fee interest is subsequently sold to such third party, then this right of first offer shall lapse and be null and void, and of no further force or effect.

(d)                                 If Tenant does not give Landlord written notice of Tenant’s acceptance or rejection within thirty (30) days after receipt of Landlord’s Offer as provided above, or if Tenant accepts Landlord’s Offer and either (i) despite their good faith efforts Landlord and Tenant for any reason do not execute a Purchase and Sale Agreement within the twenty (20)-business day period as described above (it being understood that Landlord and Tenant shall each be obligated to use good faith efforts to consummate a purchase and sale agreement consistent with the terms of this Section 32 within such twenty (20)-business day period) or (ii) Tenant fails to close the purchase of the Project after entering into a Purchase and Sale Agreement through no fault of Landlord, then (in any of those events), the provisions of this Section 32 shall be null and void and of no further force or effect, and Landlord shall then and at all times thereafter be free to sell the Project to any person or entity upon whatever terms Landlord in its sole discretion may find acceptable.

(e)                                  Tenant’s right of first offer to purchase shall not apply with respect to any of the following transactions:  (i) a sale at foreclosure (or a deed in lieu of foreclosure) or any sale by a mortgagee of the Project following foreclosure (or a deed in lieu of foreclosure); (ii) a conveyance to a corporation, partnership, limited liability company, trust or other form of entity wholly or partially in exchange for stock, or other form of beneficial equity interest in such entity as part of a corporate, partnership or similar restructuring, acquisition, merger or other similar transaction and not as a means of circumventing the rights granted to Tenant under this Section 32; or (iii) a conveyance to any person or entity which, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with Landlord, provided that the right of first offer to purchase shall survive any transaction of the kind described in this clause (iii).

(f)                                   If Tenant timely accepts Landlord’s Offer, and the Purchase and Sale Agreement is timely executed, the closing of the sale of the Project shall be held at the time and place specified in the Purchase and Sale Agreement.  At the closing, a special warranty deed, together with such other instruments and documents as may be reasonably necessary to effectuate the sale of the Project to Tenant, shall be deposited in the escrow established by the parties.  The instruments and documents to be deposited in escrow at the closing shall be legally sufficient to convey Landlord’s fee interest in the Project to Tenant free and clear of all loans, mortgages, deeds of trust, liens and encumbrances except real property taxes not yet due, which real property taxes shall be prorated as of the date of the closing.  The Purchase Price and all other sums due at the time of closing shall be paid by delivery of funds in escrow which are immediately available to Landlord upon closing.  Landlord’s obligation to convey title to the Project in accordance herewith shall be fully satisfied upon the willingness of the title company to issue to Tenant upon payment by Landlord of its regularly scheduled premium its policy of CLTA (or, at Tenant’s option, ALTA, provided Tenant bears the incrementally incurred costs associated with the procurement of ALTA coverage including any ALTA survey) title insurance, containing such endorsements as Tenant may reasonably request (at Tenant’s sole cost), insuring that Tenant is vested as the fee owner of the Project subject only to the exceptions allowed by this paragraph.  Notwithstanding the foregoing, issuance of any title insurance endorsements shall not be a condition to Tenant’s obligation to close the transaction.

(g)                                  Recordation of Memorandum.  A short form memorandum of this right of first offer in the form attached hereto as Exhibit A may be recorded within thirty (30) days after the Commencement Date.  If this right of first offer is terminated or voided under the provisions of Sections 32(a) through 32(f) (inclusive) above, Tenant shall deliver to Landlord within thirty (30) days after Tenant’s receipt of Landlord’s written request, an executed and acknowledged termination of this ROFO in the form attached hereto as Schedule 1.

IN WITNESS WHEREOF, the parties have executed this Lease as of the day first above written.

LANDLORD:	TENANT:

,	,
a Delaware corporation	a Delaware corporation

By:	By:
Name:	Name:
Title:	Title:

EXHIBIT A

THE PREMISES, INCLUDING DESCRIPTION OF SHARED AREAS

EXHIBIT B

DESCRIPTION OF NON-RENTAL COMPONENT OF OCCUPANCY COSTS

EXHIBIT C

PROJECT RULES AND REGULATIONS

EXHIBIT D

SHORT FORM OF RIGHT OF FIRST OFFER

(                                                              )

Property Address

By this Short Form of Right of First Offer effective as of                                         , the undersigned party designated as “Offeror” hereby grants to                                   , a                                  (“Offeree”) a right of first offer to purchase Offeror’s right, title and interest in and to the real property located at                                 ,                             , Colorado, which real property is more particularly described on Exhibit A attached hereto and made a part hereof, on the terms and conditions set forth in Paragraph 32 of that certain Lease dated August 1, 2014 between Offeror and Offeree concerning such real property (the “Lease”).

Offeree’s right of First Offer expires automatically on the fifth (5th) anniversary of the effective date hereof unless sooner terminated by action of the parties or the Lease is sooner terminated.

IN WITNESS WHEREOF, the parties hereto have executed this Short Form of Right of First Offer on the day and year first above written.

OFFEROR:	OFFEREE:

, a Delaware corporation	, a Delaware corporation

By:	By:

Title:	Title:

SCHEDULE 1

TERMINATION OF RIGHT OF FIRST OFFER

(                                                              )

Property Address

By this Termination of Right of First Offer effective as of                                   , the undersigned offeree (“Offeree”) hereby acknowledges the termination of any and all rights it may have to purchase the real property located at                                       ,                                           , Colorado, and more particularly described on Exhibit A attached hereto and made a part hereof, that were granted to Offeree pursuant to that certain Right of First Offer to Purchase set forth in Paragraph 32 of that certain Lease dated August 1, 2014 between Offeree and                              concerning such real property dated                       , a short form of which was recorded on                                at Book No.               , Page                      of the records of                                  County.

IN WITNESS WHEREOF, Offeree has executed this Termination of Right of First Offer on the day and year first above written.

OFFEREE:

, a Delaware corporation

By:

Title: